UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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IDACORP, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 20, 2010, AT BOISE, IDAHO

April 7, 2010

TO THE SHAREHOLDERS OF IDACORP, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of IDACORP, Inc. will be held on May 20, 2010 at 10:00 a.m. local time at the Idaho Power Company corporate headquarters building, 1221 West Idaho Street, Boise, Idaho, for the following purposes:

1.	to elect three directors nominated by the board of directors for three-year terms;

2.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.	to re-approve the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan for purposes of Internal Revenue Code Section 162(m);

4.	to approve the IDACORP Executive Incentive Plan for purposes of Internal Revenue Code Section 162(m); and

5.	to transact such other business that may properly come before the meeting and any adjournment or adjournments thereof.

Common shareholders of record of IDACORP at the close of business on March 30, 2010, are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting in person. Shareholders interested in attending in person must make a reservation by calling (800) 635-5406. Whether or not you plan to attend, please vote your proxy promptly. It is important that your shares be represented at the meeting. Please vote your proxy, regardless of the size of your holdings, as promptly as possible. Any shareholder voting a proxy who attends the meeting may vote in person by revoking that proxy before or at the meeting.

If you hold your shares through an account with a bank or broker, please note that the New York Stock Exchange rules have changed. Brokers may not vote your shares on the election of directors if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

By Order of the Board of Directors

Patrick A. Harrington Corporate Secretary

TABLE OF CONTENTS

Page

Notice of Annual Meeting of Shareholders
Proxy Statement	1
General Information	1
Cost and Method of Solicitation	1
Matters to be Voted Upon	1
Record Date	2
Outstanding Voting Securities	2
Voting	2
Proposal No. 1: Election of Directors	3
Nominees for Election – Terms Expire 2013	4
Continuing Directors – Terms Expire 2012	5
Continuing Directors – Terms Expire 2011	7
Corporate Governance	9
Report of the Audit Committee of the Board of Directors	12
Related Person Transaction Disclosure	16
Proposal No. 2: Ratification of Appointment of Independent
Registered Public Accounting Firm	17
Independent Accountant Billings	18
Proposal No. 3: Re-approval of Material Terms of IDACORP 2000 Long-Term Incentive and Compensation Plan Performance Goals for Purposes of Internal Revenue Code Section 162(m)	18
Proposal No. 4: Approval of IDACORP Executive Incentive Plan for Purposes of Internal Revenue Code Section 162(m)	28
Other Business	32
Security Ownership of Directors, Executive Officers and Five Percent Shareholders	33
Section 16(a) Beneficial Ownership Reporting Compliance	34
Executive Compensation	34
Compensation Discussion and Analysis	34
Compensation Committee Report	54
Summary Compensation Table for 2009	55
Grants of Plan-Based Awards in 2009	56
Narrative Discussion for Summary Compensation Table and Grants of Plan-Based Awards Table	57
Outstanding Equity Awards at Fiscal Year-End 2009	59
Option Exercises and Stock Vested During 2009	63
Pension Benefits for 2009	63
Nonqualified Deferred Compensation for 2009	69
Potential Payments Upon Termination or Change in Control	70
Director Compensation for 2009	86
Narrative Disclosure of Our Compensation Policies and Practices as They Relate to Risk Management	88
Shared Address Shareholders	88
2011 Annual Meeting of Shareholders	89

Exhibit A Audit Committee Policy For Pre-Approval of Independent Auditor Services	A-1
Exhibit B IDACORP 2000 Long-Term Incentive and Compensation Plan	B-1
Exhibit C IDACORP Executive Incentive Plan	C-1

i

PROXY STATEMENT
IDACORP, Inc.
1221 West Idaho Street
P. O. Box 70
Boise, Idaho 83707

GENERAL INFORMATION

          We are soliciting your proxy on behalf of our board of directors for use at our annual meeting of shareholders. The meeting will be held on May 20, 2010 at 10:00 a.m., local time, at the Idaho Power Company corporate headquarters building, 1221 West Idaho Street, Boise, Idaho.

          The Securities and Exchange Commission rules permit us to make this proxy statement and our annual report available to our shareholders via the internet instead of mailing printed copies of our proxy materials to each shareholder. We have elected to do this for most shareholders for our 2010 annual meeting of shareholders to lower the cost of our annual meeting.

          On April 7, 2010, we mailed to our shareholders of record as of the close of business on March 30, 2010 a notice containing instructions on how to access our proxy materials over the internet and vote. If you received a notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained in the notice. On April 7, 2010, we also began mailing printed copies of our proxy materials to our shareholders who had previously requested paper copies of our proxy materials.

          If you own IDACORP common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one notice or set of proxy materials. Please be sure to vote all your shares.

COST AND METHOD OF SOLICITATION

          We will pay the cost of soliciting your proxy. Our officers and employees may solicit proxies, personally or by telephone, telegraph, fax, mail or other electronic means, without extra compensation. In addition, Laurel Hill Advisory Group will solicit proxies from brokers, banks, nominees and institutional investors at a cost of approximately $6,000 plus out-of-pocket expenses. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their expenses in providing our proxy materials to beneficial owners.

MATTERS TO BE VOTED UPON

          As of April 7, 2010, the only business we expect to be presented at the annual meeting is:

●	the election of three directors nominated by the board of directors for three-year terms

●	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010

●	the re-approval of the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan for purposes of Internal Revenue Code Section 162(m) and

●	the approval of the IDACORP Executive Incentive Plan for purposes of Internal Revenue Code Section 162(m).

RECORD DATE

          You are entitled to notice of, and to vote at, the annual meeting if you owned shares of our common stock at the close of business on March 30, 2010.

OUTSTANDING VOTING SECURITIES

          As of March 30, 2010, we had 48,097,763 outstanding shares of common stock entitled to one vote per share.

VOTING

How to Vote

          You may vote your proxy through the internet, by telephone or, if you received a printed proxy card in the mail, by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.

          If a bank or broker holds your shares, please follow the instructions you receive from your bank or broker.

          In addition, if you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2010, the re-approval of the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan and the approval of the IDACORP Executive Incentive Plan are considered routine matters. When a proposal is not routine and the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that proposal. Those shares are considered “broker non-votes.” Please note that the New York Stock Exchange rules have changed and an uncontested election of directors is no longer considered a routine matter. This means that brokers may not vote your shares on the election of directors if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Quorum

          Under the Idaho Business Corporation Act, a majority of our outstanding common stock must be present in person or represented by proxy in order to hold the annual meeting.

Votes Needed to Approve Proposals

          The following votes are required for approval of each proposal at the annual meeting:

Proposal No. 1 –
our directors are elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. Votes may be cast in favor or withheld; withheld votes and broker non-votes have no effect on the results.

Proposal No. 2 –
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010 is approved if the votes cast in favor exceed the votes cast against ratification. Abstentions are not considered votes cast and therefore are not counted for purposes of determining the results.

Proposal No. 3 –
the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan are re-approved by shareholders, for purposes of Internal Revenue Code Section 162(m) and Idaho state law, if a majority of the votes cast on this proposal are in favor of re-approval. Abstentions are not considered votes cast and therefore are not counted for purposes of determining the results.

Proposal No. 4 –
the IDACORP Executive Incentive Plan is approved, for purposes of Internal Revenue Code Section 162(m) and Idaho state law, if a majority of the votes cast on this proposal are in favor of approval. Abstentions are not considered votes cast and therefore are not counted for purposes of determining the results.

          If we do not receive any direction from you, properly executed proxies that we receive will be voted FOR each of our director nominees in Proposal No. 1, FOR Proposal No. 2, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010, FOR Proposal No. 3, re-approval of the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan, and FOR Proposal No. 4, approval of the IDACORP Executive Incentive Plan.

How to Change or Revoke Your Proxy

          You may change your proxy before it is voted at the meeting by (1) granting a subsequent proxy through the internet or by telephone, or (2) delivering to us a signed proxy card with a date later than your previously delivered proxy. If you attend the meeting and wish to vote in person, you may revoke your proxy by oral notice at that time. You may also revoke your proxy by mailing your written revocation to the corporate secretary of IDACORP at 1221 West Idaho Street, Boise, Idaho 83702-5610, and we must receive your written revocation before the meeting.

Secret Ballot

          It is our policy that all proxies for the annual meeting that identify shareholders, including employees, are to be kept secret. Proxies will be forwarded to the independent tabulator who receives, inspects and tabulates the proxies. No proxies are available for examination and the identity and vote of any shareholder are not disclosed to our representatives or to any third party except:

●	as required by law

●	to allow the independent election inspectors to certify the results of the shareholder vote

●
in the event of a matter of significance where there is a proxy solicitation in opposition to the board of directors, based upon an opposition proxy statement filed with the Securities and Exchange Commission or

●	to respond to shareholders who have written comments on their proxies.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

          Our chairman of the board, Jon H. Miller, has reached our mandatory retirement age of 72 and will retire from the board of directors, effective immediately prior to the annual meeting, in accordance with our bylaws and corporate governance guidelines. Mr. Miller has served with distinction as a director of Idaho Power Company since 1988 and of IDACORP since 1998. He has served as chairman of the board of both companies since 1999. Gary G. Michael has been elected to succeed Mr. Miller as chairman of the board immediately prior to the annual meeting.

          Upon Mr. Miller’s retirement, our board of directors will consist of 11 members. Our articles of incorporation, as amended, provide that directors are elected for three-year terms, with approximately one-third of the board of directors elected at each annual meeting of shareholders.

          The three directors standing for election to our board of directors are nominees for election with terms to expire in the year 2013. All nominees are incumbent directors of IDACORP and nominated for reelection.

          Unless you otherwise indicate, proxies that we receive will be voted in favor of the election of the director nominees. While we expect that all of the nominees will be able to qualify for and accept office, if for any reason one or more should be unable to do so, the proxies will be voted for nominees selected by the board of directors.

          Our directors are elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. Votes may be cast in favor or withheld; withheld votes and broker non-votes have no effect on the results.

          The board of directors unanimously recommends a vote “FOR” the nominees listed below.

NOMINEES FOR ELECTION – TERMS EXPIRE 2013

JUDITH A. JOHANSEN
President of Marylhurst University, Oregon, since July 2008; former President and Chief Executive Officer, 2001 to March 2006, and Executive Vice President, 2000-2001, of PacifiCorp, electric utility serving six western states; former CEO and Administrator, 1998-2000, Director and Vice President, 1992-1996, Bonneville Power Administration, a federal power marketing agency in the Pacific Northwest; former Vice President, 1996- 1998, Avista Energy, electric and natural gas utility; Director of Cascade BanCorp, a financial holding company, since 2006; Schnitzer Steel, a metals recycling company, since 2006; Director of the following IDACORP subsidiary: Idaho Power Company since 2007; Director of IDACORP since 2007. In August 2009, the Federal Deposit Insurance Corporation and the Oregon Division of Finance and Corporate Securities entered into a consent agreement with Bank of the Cascades that requires the bank to develop and adopt a plan to maintain the capital necessary for it to be “well-capitalized,” to improve its lending policies and its allowance for loan losses, to increase its liquidity, to retain qualified management, and to increase the participation of its board of directors in the affairs of the bank. In October 2009, the bank’s parent, Cascade BanCorp, entered into a written agreement with the Federal Reserve Bank of San Francisco and the Oregon Division relating largely to improving the financial condition of Cascade BanCorp and the Bank of the Cascades. Age 51

Ms. Johansen brings a wealth of electric utility industry knowledge and experience to our board. Based on her prior service as President and Chief Executive Officer of PacifiCorp, as Director and Vice President of Bonneville Power Administration, and as Vice President of Avista Energy, Ms. Johansen provides valuable industry insight and guidance regarding our regulated utility business as well as financial reporting and risk management as it relates to utility companies. She also brings to our board her experience from service on the boards of two other public companies.

J. LaMONT KEEN
President and Chief Executive Officer of IDACORP since July 1, 2006 and President and Chief Executive Officer of Idaho Power Company since 2005; Executive Vice President of IDACORP, 2002-2006; President and Chief Operating Officer, Idaho Power Company, 2002-2005; Senior Vice President- Administration and Chief Financial Officer, IDACORP and Idaho Power Company, 1999-2002; Senior Vice President-Administration, Chief Financial Officer and Treasurer, IDACORP and Idaho Power Company, 1999; Vice President, Chief Financial Officer and Treasurer, Idaho Power Company 1996- 1999; Vice President and Chief Financial Officer, Idaho Power Company 1991-1996; and Controller, Idaho Power Company, 1988-1991; Director of the following IDACORP subsidiaries: Idaho Power Company since 2004 and Idaho Energy Resources Company since 1991; Director of IDACORP since 2004. J. LaMont Keen and Steven R. Keen, Vice President and Treasurer of IDACORP, Inc. and Idaho Power Company, are brothers. Age 57

As our Chief Executive Officer, with 36 years of experience at Idaho Power Company, including over 20 years in an executive capacity, Mr. Keen has developed an expansive understanding of our company, our state and the electric utility industry. Mr. Keen’s detailed knowledge of our operations, finances and executive administration, and his active industry involvement, make him a key resource and contributor on our board. Mr. Keen is our only executive officer serving on the board.

ROBERT A. TINSTMAN
Former Executive Chairman of James Construction Group, a construction services company, 2002-2007; former President and Chief Executive Officer, 1995-1999, and Director, 1995-1999, of Morrison Knudsen Corporation, a general contractor providing global mining, engineering and construction services; former Chairman of Contractorhub.com, an e-marketplace for contractors, subcontractors and suppliers, 2000-2001; Director of the Home Federal Bancorp, Inc., banking services, since 1999; CNA Surety Corporation, surety company offering contract and commercial surety bonds, since 2004; Director of the following IDACORP subsidiary: Idaho Power Company since 1999; Director of IDACORP since 1999. Age 63

Mr. Tinstman provides extensive operational and executive experience in the construction industry to our board. The electric utility business is capital intensive, involving heavy construction work for generation, transmission and distribution projects. Mr. Tinstman’s construction industry knowledge and expertise provide a valuable contribution to the board’s oversight function at a time when Idaho Power Company has embarked on major generation and transmission line construction projects. Mr. Tinstman’s experience from serving on the compensation committees of other public company boards also provides the company with an experienced compensation committee chairman, a position he has held at IDACORP for almost seven years.

CONTINUING DIRECTORS – TERMS EXPIRE 2012

C. STEPHEN ALLRED
Managing Member, Allred Consulting LLC, provider of consulting services for management, environmental and waste management, and real estate issues for government and the private sector, July 2004 to present; Director, Longenecker & Associates, an engineering and management consulting firm, since June 2009; former Assistant Secretary, Land and Minerals Management for the U.S. Department of the Interior, September 2006 to January 2009; former Director of the Idaho Department of Environmental Quality, July 2000 to June 2004; Director of the following IDACORP subsidiary: Idaho Power Company since 2009; Director of IDACORP since 2009. Age 68

Mr. Allred, through his former positions as Assistant Secretary, Land and Minerals Management for the U.S. Department of the Interior and as Director of the Idaho Department of Environmental Quality as well as at Allred Consulting and Longenecker & Associates, brings to the board perspective and experience in several key areas of Idaho Power Company’s business, including engineering, environmental quality and water resources. Mr. Allred’s experience in these areas provides a critical skill set for our board’s oversight of Idaho Power Company operations and strategic planning.

CHRISTINE KING
President and Chief Executive Officer and Director of Standard Microsystems Corporation, a global supplier of semiconductor solutions that distribute video, sound, photos and data, since October 2008; Chief Executive Officer and Director of AMI Semiconductor, designer and manufacturer of semiconductor products from 2001 to March 2008; Director of Atheros Communications, Inc., a developer of semiconductor system solutions for wireless and other network communications products, since 2008; Open-Silicon, Inc., a fabless application-specific integrated circuit company founded to provide customers with access to internet protocol, foundry, test and packaging technologies since May 2008; ON Semiconductor, a supplier of silicon solutions for green electronics, from March 17, 2008 to October 1, 2008; and Analog Devices, analog and digital signal processing circuits from 2001 to March 11, 2008; Director of the following IDACORP subsidiary: Idaho Power Company since 2006; Director of IDACORP since 2006. Age 60

Ms. King brings a key element of business diversity to our Board with her advanced level of experience and success in the high-tech industry. Ms. King is also our only non-employee director who is the current chief executive office of a public company. Her experience from serving as the current Chief Executive Officer of Standard Microsystems Corporation and former President and Chief Executive Officer of AMI Semiconductor as well as her service on the boards of other public companies provide important vantage points for our board’s deliberations.

GARY G. MICHAEL
Former Chairman of the Board and Chief Executive Officer, 1991-2001, of Albertson’s, Inc., food-drug retailer; Director of The Clorox Company, manufacturer and marketer of household products, since 2001; Questar Corporation, integrated natural gas company, since 1994; Questar Gas, provider of retail natural gas-distribution services, since 1994; Questar Pipeline, interstate gas transportation and storage, since 1994; Graham Packaging Company, designer and manufacturer of customized plastic containers, Advisory Board, since 2002; OfficeMax Incorporated, distributor of business and retail office products, including office supplies, paper, technology products and services and furniture from 2004 to April 23, 2008; and Harrah’s Entertainment, Inc., casino entertainment, from 2001 to January 28, 2008; Director of the following IDACORP subsidiary: Idaho Power Company since 2001; Director of IDACORP since 2001. Age 69

Mr. Michael brings a wealth of public company leadership experience at the board and executive levels to our board. His ten years of service as Chairman and Chief Executive Officer of Albertson’s, Inc. and his service on multiple public company boards of directors provide an invaluable source of knowledge and experience for our board. Mr. Michael’s long-standing ties to Idaho also provide an important connection to Idaho Power Company’s service territory and give him a firm grasp of the local, state and regional issues where our utility operations are conducted.

JAN B. PACKWOOD
Former President and Chief Executive Officer of IDACORP, from 1999 to July 1, 2006; Chief Executive Officer of Idaho Power Company, 2002-2005; President and Chief Executive Officer, Idaho Power Company, 1999-2002; President and Chief Operating Officer, Idaho Power Company, 1997-1999; Executive Vice President, 1996-1997, and Vice President - Bulk Power, 1989- 1996; Director of the following IDACORP subsidiaries: Idaho Power Company since 1997, IDACORP Financial Services, Inc. since 1997 and Ida- West Energy Company since 1999; Director of IDACORP since 1998. Age 66

As our former President and Chief Executive Officer and a 36-year veteran of IDACORP and Idaho Power Company, Mr. Packwood brings to the board vast knowledge of our company, including an understanding of the risks faced by IDACORP and Idaho Power Company. His engineering and operations background with the company complements the backgrounds of our other board members. Mr. Packwood’s operational experience is especially important as Idaho Power Company proceeds with major generation and transmission expansion plans over the next five - ten year period.

CONTINUING DIRECTORS – TERMS EXPIRE 2011

RICHARD J. DAHL
Chairman of the Board of International Rectifiers Corp., a supplier of power semiconductors since May 2008, and a director since February 2008; former President and Chief Operating Officer of Dole Food Company, Inc., a grower, processor and distributor of flowers and produce, from July 2004 to June 2007; Senior Vice President and Chief Financial Officer, 2002-2004; Director from 2003-2007; former President and Chief Operating Officer of Bank of Hawaii Corp. from 1994 to 2002; Lead Director of Dine Equity, Inc., a franchisor and operator of IHOP and Applebee’s restaurants, since 2004, and Director of Pacific Health Research Institute, a not for profit biomedical research organization, since May 1990; Director of the following IDACORP subsidiary: Idaho Power Company since 2008; Director of IDACORP since 2008. Age 58

Mr. Dahl’s financial, operational and executive experience make him an outstanding addition to our board. Mr. Dahl acquired his extensive financial background through his former positions as President and Chief Operating Officer of the Bank of Hawaii and President and Chief Financial Officer of Dole Food Company as well as with the Ernst & Young accounting firm. His service on other public company boards, including as Chairman of the Board of International Rectifiers and as Lead Director and an audit committee member of Dine Equity’s board, enable him to provide valuable experience to our board and audit committee, of which he is the chairman.

RICHARD G. REITEN
Former Chairman of the Board of Northwest Natural Gas Company, provider of natural gas in Oregon and southwest Washington, 2006-2008 and from 2000-2005, President and Chief Executive Officer, 1997-2003, President and Chief Operating Officer, 1995-1997; former President and Chief Operating Officer of Portland General Electric, electric public utility, 1992-1995; former President of Portland General Corp., 1989-1992; Director of U.S. Bancorp, banking services, since 1998; National Fuel Gas Company, diversified energy company providing interstate natural gas transmission and storage, since 2004; and Building Materials Holding Corporation, provider of construction services, manufactured building components and materials to professional residential builders and contractors from 2001 to March 20, 2009; Director of the following IDACORP subsidiary: Idaho Power Company since 2004; Director of IDACORP since 2004. Age 70

Mr. Reiten’s extensive utility industry and public company leadership experience provides a great benefit to our board. Mr. Reiten has financial reporting and risk management experience as it relates to utility companies gained from his former positions as Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of Northwest Natural Gas Company and as President and Chief Operating Officer of Portland General Electric. He also brings a key level of knowledge and understanding of the Northwest utility region. Mr. Reiten’s continuing public company board service with U.S. Bancorp and National Fuel Gas Company provides additional knowledge and expertise that are valuable to our board’s oversight function.

JOAN H. SMITH
Self-employed consultant, consulting on regulatory strategy and telecommunications, since 2003; former Oregon Public Utility Commissioner, 1990-2003; former Affiliate Director with Wilk & Associates/ LECG LLP, public consulting organization, 2003-2008; Director of the following IDACORP subsidiary: Idaho Power Company since 2004; Director of IDACORP since 2004. Age 67

Ms. Smith’s experience in the state regulatory setting, particularly in her role as former Oregon Public Utility Commissioner, provides a key component to our board’s knowledge base. Appropriate rate recovery at the state level is critical to Idaho Power Company’s success, and Ms. Smith provides a high level of knowledge and expertise in this area. This knowledge and experience allow her to make valuable contributions to the board’s deliberations and decision making.

THOMAS J. WILFORD
President and Director of Alscott, Inc., real estate development and other investments, since 1993; Chief Executive Officer of J.A. and Kathryn Albertson Foundation, Inc., family foundation committed and striving to be a catalyst for positive educational change, since 2003, former President, 1995- 2003; Director of K12, Inc., an organization that provides individualized, one-to-one learning solutions for students from kindergarten through high school, since 2002; Director of the following IDACORP subsidiary: Idaho Power Company since 2004; Director of IDACORP since 2004. Age 67

Mr. Wilford’s extensive business, accounting and investment background provides valuable expertise to our board and audit committee. As a Certified Public Accountant, a member of another public company’s audit committee and a former partner with Ernst & Young, Mr. Wilford also brings significant auditing, finance and risk management experience to our board. His expertise continues to be critical to the board’s ongoing oversight of financial reporting and risk management.

CORPORATE GOVERNANCE

Director Independence

          Our board of directors has adopted a policy on director independence that includes standards for director independence. This policy is contained in our corporate governance guidelines, which we have posted on our website at www.idacorpinc.com/corpgov/default.cfm.

          All of our board members are non-employees, except for J. LaMont Keen, our president and chief executive officer. The board of directors has determined that the following members are “independent” based on all relevant facts and circumstances and under the New York Stock Exchange listing standards and our corporate governance guidelines: C. Stephen Allred, Richard J. Dahl, Judith A. Johansen, Christine King, Gary G. Michael, Jon H. Miller, who is retiring from the board of directors immediately prior to the annual meeting, Jan B. Packwood, Joan H. Smith, Robert A. Tinstman and Thomas J. Wilford. Mr. Packwood, our former president and chief executive officer, who retired on July 1, 2006, was designated independent by the board on March 18, 2010. J. LaMont Keen and Richard G. Reiten are not independent. Mr. Keen is our president and chief executive officer. Mr. Reiten has a material relationship with Idaho Power Company through his son’s position as president of Pacific Power, a division of PacifiCorp, and the board determined that Mr. Reiten does not meet the director independence criteria set forth in the New York Stock Exchange listing standards and our corporate governance guidelines. Pacific Power and Idaho Power Company are joint owners of the Jim Bridger power plant and Bridger coal mine located near Rock Springs, Wyoming and have other contractual relationships. In addition, on March 5, 2010, Idaho Power Company and PacifiCorp entered into a memorandum of understanding regarding transmission facilities, services and projects. See also Related Person Transaction Disclosure.

          The chairman of the board and the chief executive officer positions have been separate since June 1999. The non-employee directors have held regular meetings separate from management since 1998. Our independent directors meet in executive session at least once a year. The independent chairman of the board presides at board meetings, regularly-scheduled executive sessions of non-employee directors and executive sessions of independent directors.

Code of Business Conduct

          For many years, our principal subsidiary, Idaho Power Company, had a code of business conduct and ethics, which applied to all of its directors, officers and employees. We adopted a new code of business conduct in July 2003, which applied to all of our directors, officers and employees. In September 2005, we adopted a separate code of business conduct and ethics for directors. The code of business conduct and ethics for directors and the code of business conduct, as amended as of March 18, 2010, are posted at www.idacorpinc.com/corpgov/conduct_ethics.cfm.

          We will also post on our website any amendments to or waivers of our codes of business conduct and ethics, as required by the Securities and Exchange Commission rules or the New York Stock Exchange listing standards at www.idacorpinc.com/corpgov/conduct_ethics.cfm.

Board Leadership Structure and Board’s Role in Risk Oversight

          The board separated the positions of chairman of the board and chief executive officer in 1999 and elected Jon H. Miller, an independent director, as our chairman. In connection with Mr. Miller’s retirement from the board immediately prior to the annual meeting, the board of directors has elected Gary G. Michael, an independent director, to serve as chairman of the board. J. LaMont Keen has served as president and chief executive officer of IDACORP since 2006. Separating these two positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to and independent oversight of management. The board recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board’s oversight responsibilities continue to grow. While our bylaws and corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, the board believes that having separate positions and having an independent director serve as chairman is the appropriate leadership structure for the company at this time and demonstrates our commitment to good corporate governance.

          Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our company faces a number of risks, including economic risks, environmental and regulatory risks, and others, such as the impact of competition and weather conditions. Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its oversight role, the board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The board and its committees regularly receive information from management on significant risks that the company faces and how the company is managing these risks.

          While the board is ultimately responsible for risk oversight at our company, it is assisted by the executive committee, the audit committee and the compensation committee in fulfilling its oversight responsibilities in certain areas of risk. The executive committee assists the board in fulfilling its oversight responsibilities with respect to the company’s risk management process generally. The audit committee assists the board in fulfilling its oversight responsibilities with respect to major financial risk exposures, and, in accordance with the listing standards of the New York Stock Exchange, discusses policies with respect to risk assessment and risk management. The compensation committee assists the board in fulfilling its oversight responsibilities with respect to risks arising from our compensation policies and practices. The board reviews the reports of the executive committee, audit committee and compensation committee relating to the oversight of risks in their areas of responsibility. Based on this information and information regularly provided by management, the board evaluates our risk management process, and considers whether any changes should be made to that process or the board’s risk oversight function.

Board Meetings and Committees; Attendance at Annual Meeting

          The board of directors held seven meetings in 2009. Each director attended at least 75% of the total number of meetings of the board and the committees of which he or she was a member in 2009.

          Our corporate governance guidelines provide that all directors are expected to attend our annual meeting of shareholders and be available, when requested by the chairman of the board, to answer any questions shareholders may have. All members of the board of directors attended our 2009 annual meeting.

          Our standing committees are the executive committee, the audit committee, the compensation committee and the corporate governance committee. We describe our committees, their membership during 2009 and their principal responsibilities below.

We have

●	written charters for the audit committee, corporate governance committee and compensation committee and

●
corporate governance guidelines, which address issues including the responsibilities, qualifications and compensation of the board of directors, as well as board leadership, board committees and self-evaluation.

          Our written committee charters and the corporate governance guidelines are available on our website and may be accessed at www.idacorpinc.com/corpgov/default.cfm.

Executive Committee

          The executive committee acts on behalf of the board of directors when the board is not in session, except on those matters that require action of the full board. The executive committee also assists the board in overseeing risk management. Members of the executive committee are J. LaMont Keen, chairman, Richard J. Dahl, Gary G. Michael, Jon H. Miller, and Robert A. Tinstman. Peter S. O’Neill served on the committee until his retirement immediately prior to the 2009 annual meeting. Mr. Dahl joined the committee in May 2009. During 2009, the executive committee met three times.

Audit Committee

          The audit committee is a separately-designated standing committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. All members are independent under our corporate governance guidelines and the New York Stock Exchange listing standards, including the Securities and Exchange Commission’s audit committee member independence standards. Members of the audit committee are Richard J. Dahl, chairman, Judith A. Johansen, Joan H. Smith and Thomas J. Wilford. Gary G. Michael served as chairman of the committee until May 21, 2009, at which time Mr. Dahl became chairman. The board of directors has determined that Messrs. Michael, Dahl and Wilford are “audit committee financial experts,” as defined by the rules of the Securities and Exchange Commission.

The audit committee

●	assists the board of directors in the oversight of

	–	the integrity of our financial statements

	–	our compliance with legal and regulatory requirements

	–	the qualifications, independence and performance of our independent registered public accounting firm

	–	the performance of our internal audit department and

	–	our major financial risk exposures

●
monitors compliance under the code of business conduct for our officers and employees and the code of business conduct and ethics for our directors, considers and grants waivers for directors and executive officers from the codes and informs the general counsel immediately of any violation or waiver

●	prepares the audit committee report required to be included in the proxy statement for our annual meeting of shareholders.

           Mr. Michael served on the audit committees of three other public companies in addition to serving on IDACORP’s audit committee until May 21, 2009. The board determined that such service did not impair Mr. Michael’s ability to effectively serve on IDACORP’s audit committee.

           During 2009, the audit committee met ten times.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

          The audit committee has reviewed and discussed the audited consolidated financial statements of IDACORP, Inc. with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

          The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

          Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the board of directors that the IDACORP audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Richard J. Dahl, Chairman Judith A. Johansen Joan H. Smith Thomas J. Wilford

Compensation Committee

          Members of the compensation committee are Robert A. Tinstman, chairman, Judith A. Johansen and Christine King. Each member is independent under our corporate governance guidelines and the applicable New York Stock Exchange listing standards.

 The compensation committee has direct responsibility to

●	review and approve corporate goals and objectives relevant to our chief executive officer’s compensation

●	evaluate our chief executive officer’s performance in light of those goals and objectives

●	either as a committee or together with the other independent directors, as directed by the board, determine and approve our chief executive officer’s compensation level based on this evaluation

●	make recommendations to the board with respect to executive officer compensation, incentive compensation plans and equity-based plans that are subject to board approval

●
review and discuss with management the compensation discussion and analysis and based upon such review and discussion determine whether to recommend to the board that the compensation discussion and analysis be included in our proxy statement for the annual meeting of shareholders

●	produce the compensation committee report as required by the Securities and Exchange Commission to be included in our proxy statement for the annual meeting of shareholders

●	oversee our compensation and employee benefit plans and practices and

●	assist the board in the oversight of risks arising from our compensation policies and practices.

          The compensation committee and the board of directors have sole responsibility to determine executive officer compensation, which may not be delegated. Total compensation for each executive officer is determined by the compensation committee, which then submits its recommendations to the other independent directors on the board for approval. Our chief executive officer, chief financial officer, vice president-human resources and corporate secretary attend compensation committee meetings. For additional information on the role of our executive officers in the compensation-setting process, please refer to the Compensation Discussion and Analysis. The compensation committee chair works with our management to establish agendas for the compensation committee meetings. The committee meets in executive session, without management, as it deems necessary.

          The compensation committee generally begins a review of compensation data at its September meeting, determines the performance goals and range of target awards of performance shares and restricted stock awards under the IDACORP Restricted Stock Plan, the 2000 Long-Term Incentive and Compensation Plan and the IDACORP Executive Incentive Plan at the November or January meeting and determines new awards and determines payouts with respect to completed performance periods at its February or March meeting. The February meeting occurs after the release of earnings for the prior year. The compensation committee may also hold special meetings as necessary and may determine additional performance awards at other times in its discretion, including for promotions or new hires. However, all awards under the plans are approved by the board of directors.

          Please refer to the Compensation Discussion and Analysis for a discussion of our policies and procedures for determining and establishing executive compensation.

          The compensation committee has sole authority to retain and terminate consulting firms to assist the committee in carrying out its responsibilities, including sole authority to approve the consulting firm’s fees and other retention terms. In addition to services provided to the compensation committee, the consulting firm provides management with employee compensation and benefits survey data, which management and the compensation committee review in evaluating our employee compensation and benefit plans. Although management may request services, the compensation committee must pre-approve the engagement of the consulting firm for any services to be provided to management. In November 2007, the compensation committee charter and executive compensation policy were amended to reflect this pre-approval requirement. These services may not interfere with the consulting firm’s advice to the compensation committee. The chairperson may pre-approve services between regularly-scheduled meetings of the compensation committee. Pre-approval of services by the chairperson must be reported to the compensation committee at its next meeting.

          During 2009, the compensation committee authorized Towers Watson, the compensation consultant, to provide compensation data from its private survey data bases to our human resources department, which used the compensation data to develop the 2009 market compensation analysis. The compensation committee also requested that the compensation consultant provide reports on executive compensation trends and analysis for the compensation committee meetings in 2009.

          In addition, the compensation committee has responsibility for reviewing and making recommendations with respect to director compensation to the board. In January 2010, the compensation committee reviewed the competitiveness of our non-employee director compensation program. The committee asked Towers Watson, a nationally recognized consulting firm with extensive experience in the area of executive compensation, to perform an analysis of the competitive positioning of our non-employee director compensation program. Towers Watson evaluated

●	annual board and committee retainers

●	board and committee meeting fees

●	committee chairperson premiums

●	annualized fair value of stock-based compensation

●	lead director compensation and

●	share ownership requirements.

          Towers Watson reviewed changes for 2009 director compensation pay practices disclosed in proxy statements from the national energy and regional general industry peer groups, to the extent those companies had disclosed that information. Towers Watson also compared our non-employee director compensation to a blended comparison group, weighted 80% for national energy companies and 20% for regional general industry companies. The consulting firm then summarized the marketplace data collected on the basis of total cash compensation, which is annual board and committee cash retainers and meeting fees, and total direct compensation, which is total cash compensation plus the expected value of any stock-based compensation and annual stock-based awards. When compared to the energy, general industry and blended comparison groups, our total cash compensation was below the 25th percentile, with our annual board and committee cash retainers at the median of the energy and blended comparison groups and our meeting fees slightly below the peer companies. Our stock-based compensation was near the 50th percentile, and total direct compensation was below the 25th percentile of the three comparison groups. Based on this review, the compensation committee recommended and the board approved increases to non-employee director compensation for 2010. See Director Compensation for 2009 and 2010.

          During 2009, the compensation committee met seven times.

Corporate Governance Committee

          The corporate governance committee is also our nominating committee. Members of the corporate governance committee are Gary G. Michael, chairman, C. Stephen Allred, Jon H. Miller and Joan H. Smith. Peter S. O’Neill served on the committee until his retirement immediately prior to the 2009 annual meeting, and Mr. Michael joined the committee in May 2009. Each member is independent under our corporate governance guidelines and the applicable New York Stock Exchange listing standards.

          The corporate governance committee’s responsibilities include

●	identifying individuals qualified to become directors, consistent with criteria approved by the board

●	selecting, or recommending that the board select, the candidates for all directorships to be filled by the board or by the shareholders

●	developing and recommending to the board our corporate governance guidelines

●	overseeing the evaluation of the board and management and

●	taking a leadership role in shaping our corporate governance.

During 2009, the corporate governance committee met four times.

Process for Shareholders to Recommend Candidates for Director

          Our corporate governance guidelines set forth the requirements that you must follow if you wish to recommend candidates for director to our corporate governance committee. If you recommend a candidate for director, you must provide the following information:

●
the candidate’s name, age, business address, residence address, telephone number, principal occupation, the class and number of shares of our voting stock the candidate owns beneficially and of record, a statement as to how long the candidate has held such stock, a description of the candidate’s qualifications to be a director, whether the candidate would be an independent director and any other information you deem relevant with respect to the recommendation and

●	your name and address as they appear on our books, the class and number of shares of voting stock you own beneficially and of record and a statement as to how long you have held the stock.

Recommendations must be sent to our corporate secretary at the address provided below. Our corporate secretary will review all written recommendations and send those conforming to these requirements to the corporate governance committee.

          These guidelines provide information for shareholders who wish to recommend candidates for director for consideration by the corporate governance committee. Shareholders who wish to nominate persons for election to the board, rather than recommend candidates for consideration, must follow the procedures set forth in our bylaws. Copies of our bylaws may be obtained by writing or calling our corporate secretary at IDACORP, Inc., 1221 West Idaho Street, P.O. Box 70, Boise, Idaho 83707-0070, telephone number: (208) 388-2200. See also 2011 Annual Meeting of Shareholders.

Board Membership Criteria

          Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our shareholders. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment. Although the corporate governance committee and the board do not have a formal policy for considering diversity in identifying nominees for director, we endeavor to have a board of directors representing diverse experience at policy-making levels in business, finance and accounting and in areas that are relevant to our business activities. At least one director shall be an “audit committee financial expert.” Directors are automatically retired immediately prior to the first annual meeting of shareholders after they reach age 72.

          A substantial majority of board members should be independent under our corporate governance guidelines and the New York Stock Exchange listing standards.

Process for Determining Director Nominees

          Our corporate governance committee is responsible for selecting and recommending to the board candidates for election as directors. Our corporate governance guidelines contain procedures for the committee to identify and evaluate new director nominees, including candidates our shareholders recommend in compliance with our corporate governance guidelines.

          The chairman of the corporate governance committee begins the process of identifying and evaluating nominees for director and keeps the full board informed of the nominating process. The chairman reviews candidates recommended by shareholders and may hire a search firm to identify other candidates. The chairman then presents an initial group of candidates to the corporate governance committee.

          The committee gathers additional information on the candidates to determine if they qualify to be members of our board. The committee examines whether the candidates are independent, whether their election would violate any federal or state laws, rules or regulations that apply to us and whether they meet all requirements under our corporate governance guidelines, committee charters, bylaws, codes of business conduct and ethics and any other applicable corporate document or policy. The committee also considers whether the nominees will have potential conflicts of interest and whether they will represent a single or special interest before finalizing a list of candidates for the full board to approve.

Communications with the Board of Directors and Audit Committee

          Shareholders and other interested parties may communicate with members of the board of directors by

●	calling 1-866-384-4277 if you have a concern to bring to the attention of the board of directors, our independent chairman of the board or non-employee directors as a group or

●	logging on to www.ethicspoint.com and following the instructions to file a report if your concern is of an ethical nature.

          Our general counsel receives all reports and forwards them to the chairman of the board. If your report concerns questionable accounting practices, internal accounting controls or auditing matters, our general counsel will also forward your report to the chairman of the audit committee.

RELATED PERSON TRANSACTION DISCLOSURE

Related Person Transactions Policy

          On March 15, 2007 our board adopted a written related person transactions policy.

          The policy defines a related person transaction as one in which the amount exceeds $100,000 and excludes:

●	transactions available to all employees

●	the purchase or sale of electric energy at rates authorized by law or governmental authority

●	transactions involving compensation, employment agreements or special supplemental benefits for directors or officers that are reviewed and approved by the compensation committee and

●	transactions between or among companies within the IDACORP family.

The policy defines a related person as any:

●	officer, director or director nominee of IDACORP or any subsidiary

●	person known to be a greater than 5% beneficial owner of IDACORP voting securities

●	immediate family member of the foregoing persons or

●	firm or corporation in which any of the foregoing persons is employed, a partner or greater than a 5% owner.

          The corporate governance committee administers the policy, which includes procedures to review related person transactions, approve related person transactions and ratify unapproved transactions. The policy requires prior (i) corporate governance committee approval of proposed charitable contributions or pledges of charitable contributions in excess of $100,000 in any calendar year to charities identified as related persons, except those non-discretionary contributions made pursuant to our matching contribution program and (ii) board approval of the hiring of immediate family members of directors and officers. The policy also requires approval of any material change in the terms of employment of an immediate family member, including compensation, in the event a person becomes a director or officer of IDACORP and the immediate family member is already an employee of our company. The board of directors may approve a proposed related person transaction after reviewing the information considered by the corporate governance committee and any additional information it deems necessary or desirable:

●	if it determines in good faith that the transaction is in, or is not inconsistent with, the best interests of the company and our shareholders and

●	if the transaction is on terms comparable to those that could be obtained in arm’s length dealing with an unrelated third party.

Related Person Transactions in 2009

          Steven R. Keen has been vice president and treasurer of IDACORP and Idaho Power Company since June 1, 2006. Previously, Steven R. Keen was president and chief executive officer of IDACORP Financial Services, an IDACORP subsidiary. Steven R. Keen is the brother of J. LaMont Keen, president and chief executive officer and a director of IDACORP and Idaho Power Company. For 2009, Steven R. Keen had a base salary of $215,000, received an incentive payment under our short-term incentive plan of $108,831, paid in 2010 for 2009, and received an award of (i) 1,266 time vesting restricted shares with a three-year restricted period through December 31, 2011 and (ii) 2,532 performance shares at target with a three-year performance period through December 31, 2011. Steven R. Keen also received 3,805 shares of common stock and $14,840 in dividend equivalents paid in cash with respect to the 2006-2008 performance share awards that vested between the target and maximum payout levels on February 24, 2009. The board of directors approved all elements of Steven R. Keen’s 2009 compensation.

          In September 2006, the board of directors, acting upon a recommendation of the corporate governance committee, determined that director Richard G. Reiten had a material relationship with Idaho Power Company and no longer met the director independence criteria set forth in the New York Stock Exchange listing standards and our corporate governance guidelines. In September 2006, Mr. Reiten’s son became president of Pacific Power, a division of PacifiCorp, which, with Idaho Power Company, owns the Jim Bridger power plant and coal mine located near Rock Springs, Wyoming. Idaho Power Company owns one-third of the power plant and mine, and PacifiCorp owns the other two-thirds. Mr. Reiten’s son was not affiliated with PacifiCorp prior to his selection as president of Pacific Power.

          Idaho Power Company funded $62.4 million in 2009 to PacifiCorp for its one-third share of the annual operating and capital costs for the Jim Bridger plant. Idaho Power Company also purchased $68.7 million of coal from the coal mine in 2009, for its one-third share of coal delivered from the mine to the Jim Bridger plant. In 2009, Idaho Power Company funded $27.8 million to the mine to cover its share of operating and capital costs and the mine distributed $38.5 million back to Idaho Power Company.

          In addition, Idaho Power Company purchases wholesale energy and transmission from PacifiCorp. In 2009, these expenses totaled $3.2 million. PacifiCorp also purchases energy and transmission from Idaho Power Company. In 2009, these revenues totaled $14.4 million.

          On March 5, 2010, Idaho Power Company and PacifiCorp entered into a memorandum of understanding. The memorandum of understanding establishes a process for Idaho Power Company and PacifiCorp to negotiate in good faith to attempt to reach an agreement on the termination of existing transmission agreements between Idaho Power Company and PacifiCorp and the terms of new agreements relating to the ownership of transmission facilities. If Idaho Power Company and PacifiCorp have not executed the definitive agreements identified in the memorandum of understanding by September 1, 2010, subject to extension, the memorandum of understanding will terminate. The memorandum of understanding may be terminated by either party at any time, without any penalty or liability.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          At the annual meeting, we will ask you to ratify the audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2010. This firm has conducted our consolidated annual audits since 1998 and is one of the world’s largest firms of independent certified public accountants. We expect a representative of Deloitte & Touche LLP to be present at the meeting. He or she will have an opportunity to make a statement and to respond to appropriate questions.

          In connection with the audit of our financial statements for 2010, we expect the engagement letter with Deloitte & Touche LLP to contain provisions similar to those in our 2009 engagement letter for alternative dispute resolution and for the exclusion of punitive damages. The 2009 letter provides that disputes arising out of our engagement of Deloitte & Touche LLP will be resolved through mediation or arbitration, commonly referred to as alternative dispute resolution procedures, and that Deloitte & Touche LLP’s and our rights to punitive damages or other forms of relief not based upon actual damages are waived.

          Your vote will not affect our appointment or retention of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010. However, the audit committee will consider your vote as a factor in selecting our independent registered public accounting firm for 2011. The audit committee reserves the right, in its sole discretion, to change the appointment of the independent registered public accounting firm at any time during a fiscal year if it determines that such a change would be in the best interests of the company and our shareholders.

          The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010 is approved if the votes cast in favor exceed the votes cast against ratification. Abstentions are not considered votes cast and therefore are not counted for purposes of determining the results.

          The board of directors unanimously recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2010.

INDEPENDENT ACCOUNTANT BILLINGS

          The aggregate fees our principal independent accountants, Deloitte & Touche LLP, billed or are expected to bill us for the fiscal years ended December 31, 2009 and 2008 are:

Fees Billed	2009	2008
Audit Fees	$1,127,389	$1,179,170
Audit-Related Fees (1)	62,790	59,800
Tax Fees (2)	318,936	155,106
All Other Fees (3)	2,000	2,000
Total Fees	$1,511,115	$1,396,076

(1)	Includes fees for audits of our benefit plans and agreed upon procedures at a subsidiary.
(2)	Includes fees for benefit plan tax returns and consultation related to uniform capitalization and repairs tax accounting.
(3)	Accounting research tool subscription.

          Policy on Audit Committee Pre-Approval. We and our audit committee are committed to ensuring the independence of the accountants, both in fact and in appearance. The audit committee has established a pre-approval policy, which is included as Exhibit “A” to this proxy statement. The audit committee pre-approved all fees in 2009 and 2008.

PROPOSAL NO. 3:
RE-APPROVAL OF MATERIAL TERMS OF
IDACORP 2000 LONG-TERM INCENTIVE AND
COMPENSATION PLAN PERFORMANCE GOALS
FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m)

          The board of directors recommends that shareholders re-approve the material terms of the performance goals for performance-based incentives under the IDACORP 2000 Long-Term Incentive and Compensation Plan to preserve our ability to deduct compensation associated with future performance-based incentive awards to be made under the plan.

          Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to our “covered employees.” A covered employee means a person specified in Section 162(m), which generally includes our chief executive officer and each of our other three most highly-compensated executive officers other than our chief financial officer.

          There is, however, an exception to this limit for performance-based compensation, and awards made pursuant to the plan may constitute performance-based compensation not subject to the deductibility limitation of Section 162(m). In order to continue to qualify for this exception, the shareholders must re-approve, every five years, the materials terms of the performance goals of the plan under which the compensation will be paid. Shareholders last approved the plan’s performance goals in 2005, and, therefore, the board is submitting the plan’s performance goals for re-approval at the 2010 annual meeting of shareholders. The material terms of the performance goals are (i) eligibility and participation, (ii) maximum awards under the plan and (iii) the business criteria on which the performance goals are based, which we describe further below.

Eligibility and Participation

          Officers, directors and key employees of the company and our subsidiaries, as determined by the compensation committee, are eligible to participate in the plan. The approximate number of persons currently eligible to participate in the plan is 90, which includes ten non-employee directors after giving effect to Mr. Miller’s retirement.

Maximum Awards under the Plan

          Awards under the plan may be made in the form of stock, stock options, stock appreciation rights, performance units, performance shares, dividend equivalents, restricted stock, restricted stock units and other awards described in article 10 of the plan. Except as provided in the plan’s anti-dilution adjustment provisions, and replacement awards made in connection with mergers, acquisitions, reorganizations or similar transactions, the per share exercise price of stock options and the grant price of stock appreciation rights awarded under the plan will not be less than the fair market value of our common stock on the date of grant. The value of a performance unit intended to qualify as performance-based compensation under Section 162(m) will not exceed the value of a share of common stock.

          Subject to adjustment pursuant to the anti-dilution provisions of the plan, the total number of shares with respect to which stock options or stock appreciation rights may be awarded in any calendar year to any covered employee under Section 162(m) will not exceed 250,000 shares, (ii) the total number of shares of restricted stock or restricted stock units that are intended to qualify as performance-based compensation under Section 162(m) that may be awarded in any calendar year to any covered employee will not exceed 250,000 shares or units, as the case may be; (iii) the total number of performance shares or performance units that may be awarded in any calendar year to any covered employee will not exceed 250,000 shares or units, as the case may be; (iv) the total number of shares that are intended to qualify as performance-based compensation under Section 162(m) awarded pursuant to article 10 of the plan in any calendar year to any covered employee will not exceed 250,000 shares; (v) the total cash award that is intended to qualify as performance-based compensation under Section 162(m) that may be paid pursuant to article 10 of the plan in any calendar year to any covered employee will not exceed $500,000 and (vi) the aggregate amount of dividend equivalents that are intended to qualify as performance-based compensation under Section 162(m) that a covered employee may receive in any calendar year will not exceed $1,000,000.

Performance Goals

          The compensation committee establishes the performance goals, which will be based on one or more of the following measures: (i) sales or revenues, (ii) earnings per share, (iii) shareholder return and/or value, (iv) funds from operations, (v) operating income, (vi) gross income, (vii) net income, (viii) cash flow, (ix) return on equity, (x) return on capital, (xi) earnings before interest, (xii) operating ratios, (xiii) stock price, (xiv) customer satisfaction, (xv) accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, (xvi) profit returns and margins, (xvii) financial return ratios, (xviii) budget achievement, (xix) performance against budget and/or (xx) market performance. Performance goals may be measured solely on a corporate, subsidiary or business unit basis or a combination of the foregoing. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

          The other material terms of the plan are described below, and the complete text of the IDACORP 2000 Long-Term Incentive and Compensation Plan is attached to this proxy statement as Exhibit “B.”

Purpose

          The purpose of the plan is to promote the success and enhance the value of the company by linking the personal interests of officers, key employees and directors to those of our shareholders and customers. The plan is further intended to provide flexibility in our ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of our operations largely depends.

Effective Date and Duration

          The plan became effective upon approval by shareholders at the 2000 annual meeting of shareholders and will remain in effect, subject to the board’s right to terminate the plan at any time, until all shares subject to the plan have been purchased or acquired.

Amendments

          The board, may, at any time and from time to time, alter, amend, suspend or terminate the plan in whole or in part, subject to restrictions stated in the plan.

Administration of the Plan

          The plan is administered by the compensation committee or such other committee as the board selects consisting solely of two or more members of the board. Subject to the terms of the plan, the committee has full power under the plan to determine persons to receive awards, the type of awards and their terms. The committee may amend outstanding awards subject to restrictions stated in the plan.

Shares Subject to the Plan

          In 2005, the board of directors amended the plan to increase the number of shares subject to the plan by 1,050,000 to 3,100,000, which shareholders approved at the 2005 annual meeting of shareholders. On March 30, 2010, 1,481,097 shares remained available for issuance. Shares underlying awards that lapse, are forfeited or are not paid in shares may be reused for subsequent awards. If the option exercise price is satisfied by tendering shares, only the net number of shares will be deemed issued under the plan. Shares may be authorized but unissued shares of common stock, treasury stock or shares purchased on the open market. The last reported sale price of a share of our common stock on the New York Stock Exchange on March 30, 2010 was $34.72.

          In the event of any equity restructuring, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the committee will cause an equitable adjustment to be made (i) in the number and kind of shares that may be delivered under the plan, (ii) in the individual limitations set forth in the plan and (iii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, the option exercise price, base value or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards, in the case of (i), (ii) and (iii) to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the committee may, in its sole discretion, cause an equitable adjustment as described in the foregoing sentence to be made, to prevent dilution or enlargement of rights. The number of shares subject to any award will always be rounded down to a whole number when adjustments are made pursuant to these provisions of the plan. Adjustments made by the committee pursuant to these provisions are final, binding and conclusive.

Awards under the Plan

Stock Options

          The committee may award incentive stock options and nonqualified stock options. Except as provided in the plan’s anti-dilution adjustment provisions and replacement awards made in connection with mergers, acquisitions, reorganizations or similar transactions, the exercise price for each such award will be not less than the fair market value of a share of our common stock on the date of grant. Options will expire at such times and will have such other terms and conditions as the committee may determine. Dividend equivalents may also be awarded.

          The option exercise price is payable in cash or its equivalent, in shares of our common stock having a fair market value equal to the exercise price, by broker-assisted cashless exercise, by other methods that the committee may prescribe or any combination of the foregoing.

Stock Appreciation Rights

          The committee may award stock appreciation rights with such terms and conditions as the committee may determine. Stock appreciation rights awarded under the plan may be in the form of freestanding stock appreciation rights or tandem stock appreciation rights. Except as provided in the plan’s anti-dilution adjustment provisions and replacement awards made in connection with mergers, acquisitions, reorganizations or similar transactions, the base value of a freestanding stock appreciation right will be equal to the fair market value of a share of our common stock on the date of grant. The base value of a tandem stock appreciation right will be equal to the option exercise price of the related option. Dividend equivalents may also be awarded.

          Freestanding stock appreciation rights may be exercised upon such terms and conditions as are imposed by the committee. A tandem stock appreciation right may be exercised only with respect to the shares of our common stock for which its related option is exercisable.

          Upon exercise of a stock appreciation right, a participant will receive the product of the excess of the fair market value of a share of our common stock on the date of exercise over the base value multiplied by the number of shares with respect to which the stock appreciation right is exercised. Payment due to the participant upon exercise may be made in cash, in shares of our common stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the committee.

Restricted Stock and Restricted Stock Units

          Restricted stock and restricted stock units may be awarded in such amounts and subject to such terms and conditions as determined by the committee.

          Participants holding restricted stock may exercise full voting rights with respect to those shares during the restricted period and, subject to the committee’s right to determine otherwise, will receive regular cash dividends. All other distributions paid with respect to the restricted stock will be credited, subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. Dividend equivalents may be awarded on restricted stock units.

          The committee may establish performance goals, as described above, for restricted stock and restricted stock units.

Performance Units and Performance Shares

          Performance units and performance shares may be awarded in such amounts and subject to such terms and conditions as determined by the committee. The committee will set performance goals, which, depending on the extent to which they are met during the performance periods established by the committee, will determine the number and/or value of performance units/shares that will be paid out to participants. Dividend equivalents may also be awarded.

          Participants will receive payment of the value of performance units/shares earned after the end of the performance period. Payment of performance units/shares will be made in cash and/or shares of common stock which have an aggregate fair market value equal to the value of the earned performance units/shares at the end of the applicable performance period, in such combination as the committee determines. Shares may be awarded subject to any restrictions deemed appropriate by the committee.

Other Awards

          The committee may make other awards which may include, without limitation, the award of shares of common stock based upon attainment of performance goals established by the committee as described below, the payment of shares in lieu of cash or cash based on performance goals and the payment of shares in lieu of cash under our other incentive or bonus programs.

Taxes

          Awards, and amounts distributed pursuant to awards, under the plan may result in tax withholding obligations. Share withholding for taxes is permitted.

Termination of Employment or Board Service

          Each award agreement will set forth the participant’s rights with respect to an award following termination of employment with the company or service on the board of directors.

Transferability

          Except as otherwise determined by the committee and subject to the provisions of the plan, awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a participant’s rights are exercisable only by the participant or the participant’s legal representative during his or her lifetime.

Change in Control

The plan defines change in control as

●	the acquisition of 20% or more of our outstanding voting securities

●
consummation of a merger or similar transaction or the sale of all or substantially all of the assets or IDACORP or Idaho Power unless our shareholders control the successor entity, no person owns 20% or more of the successor entity’s voting securities and at least a majority of the members of the board of directors of the successor entity is comprised of our directors

●	a complete liquidation or dissolution of IDACORP or Idaho Power Company or

●	a change in a majority of the board of directors within a 24-month period without the approval of the two-thirds of the members of the board.

Upon a change in control,

●	any and all unvested options and stock appreciation rights immediately vest and become exercisable

●
any restriction periods and restrictions imposed on restricted stock and restricted stock units are deemed to have expired and any performance goals are deemed to have been achieved at the target level. Restricted stock immediately vests in full, and restricted stock units are paid out in cash

●
the target payout opportunity attainable under all outstanding awards of performance units and performance shares and any other awards not described above are deemed to have been fully earned for the entire performance period(s) as of the effective date of the change in control. All such awards immediately vest. All performance shares and other awards granted pursuant to article 10 of the plan denominated in shares are paid out in shares, and all performance units and other awards granted pursuant to article 10 are paid out in cash and

●
all credited but not yet paid cash dividends and dividend equivalents attributable to the portion of any award that vests, is earned and/or is paid, as the case may be, because of the change in control are paid in cash.

          If a change in control occurs, our board or the board of directors of the successor entity may require that the entity

●	assume or continue all or any part of the stock options and stock appreciation rights outstanding under the plan or

●	substitute substantially equivalent stock options and stock appreciation rights.

          If a successor entity refuses to assume or continue such awards or to substitute substantially equivalent awards, then with respect to awards held by participants whose continuous service has not terminated, our board may, in its sole discretion

●	provide for a cash payment in exchange for the cancellation of a stock option or stock appreciation right equal to an amount determined in accordance with article 13 of the plan

●	continue the awards or

●
notify participants holding a stock option or stock appreciation right that they must exercise such awards at or prior to the closing of the transaction by which the change in control occurs and that the awards will terminate if not exercised.

          Our board will not be obligated to treat all awards, even those that are of the same type, in the same manner.

Award Information

Option Awards under the IDACORP 2000 Long-Term Incentive and Compensation Plan

          The following table lists all stock options awarded to the individuals and groups indicated below since the adoption of the plan in 2000, whether exercised, lapsed or forfeited and sets forth the title and number of securities underlying the stock option awards, the exercise prices and expiration dates.

		Number of
		Securities
		Underlying	Exercise Price		Original
	Title of	Options Awarded	Per Share	Grant	Expiration
Name and Position	Security	(#)	($)	Date	Date

J. LaMont Keen	Common	40,000	35.81	7/19/2000	7/18/2010
President and CEO,		30,000	40.31	1/18/2001	1/17/2011
IDACORP and Idaho		44,000	39.50	1/17/2002	1/16/2012
Power		65,000	22.92	3/20/2003	3/19/2013
		16,600	31.21	1/15/2004	1/14/2014
		22,253	29.75	1/20/2005	1/19/2015

Darrel T. Anderson	Common	4,000	40.31	1/18/2001	1/17/2011
Executive Vice		6,000	39.50	1/17/2002	1/16/2012
President –		1,000	38.68	3/1/2002	2/29/2012
Administrative		35,000	22.92	3/20/2003	3/19/2013
Services and CFO,		9,900	31.21	1/15/2004	1/14/2014
IDACORP and Idaho		7,680	29.75	1/20/2005	1/19/2015
Power

Daniel B. Minor	Common	1,000	39.50	1/17/2002	1/16/2012
Executive Vice		2,000	22,92	3/20/2003	3/19/2013
President –		5,000	24,80	5/19/2003	5/18/2013
Operations, Idaho		3,300	31.21	1/15/2004	1/14/2014
Power		6,560	29.75	1/20/2005	1/19/2015

Rex Blackburn	Common	—	—	—	—
Senior Vice President
and General Counsel,
IDACORP and Idaho
Power

John R. Gale	Common	4,000	39.50	1/17/2002	1/16/2012
Vice President –		7,000	22.92	3/20/2003	3/19/2013
Regulatory Affairs,		2,700	31.21	1/15/2004	1/14/2014
Idaho Power		4,200	29.75	1/20/2005	1/19/2015

		Number of
		Securities
		Underlying	Exercise Price		Original
	Title of	Options Awarded	Per Share	Grant	Expiration
Name and Position	Security	(#)	($)	Date	Date

James C. Miller	Common	40,000	35.81	7/19/2000	7/18/2010
Former Senior Vice		30,000	40.31	1/18/2001	1/17/2011
President – Power		31,000	39.50	1/17/2002	1/16/2012
Supply, Idaho Power		20,000	22.92	3/20/2003	3/19/2013
		6,500	31.21	1/15/2004	1/14/2014
		8,640	29.75	1/20/2005	1/19/2015

All current IDACORP	Common	40,000	35.81	7/19/2000	7/18/2010
executive officers as a		34,000	40.31	1/18/2001	1/17/2011
group		68,000	39.50	1/17/2002	1/16/2012
		1,000	38.68	3/01/2002	2/29/2012
		130,000	22.92	3/20/2003	3/19/2013
		5,000	24.80	5/19/2003	5/18/2013
		44,500	31.21	1/15/2004	1/14/2014
		65,014	29.75	1/20/2005	1/19/2015

All current IDACORP	Common	100,000	35.81	7/19/2000	7/18/2010
directors, who are not		60,000	40.31	1/18/2001	1/17/2011
executive officers, as a		100,000	39.50	1/17/2002	1/16/2012
group		136,000	22.92	3/20/2003	3/19/2013
		45,800	31.21	1/15/2004	1/14/2014
		3,000	30.48	3/18/2004	3/17/2014
		6,750	30.46	3/19/2004	3/31/2014
		3,000	26.49	6/23/2004	6/22/2014
		45,360	29.75	1/20/2005	1/19/2015

Each nominee for
election as a director

Judith A. Johansen	Common	—	—	—	—

J. LaMont Keen*

Robert A. Tinstman	Common	3,000	39.50	1/17/2002	1/16/2012
		3,000	31.21	1/15/2004	1/14/2014
		2,250	30.46	3/19/2004	3/31/2014

Each associate of such	Common	—	—		—
persons

Each other person who	Common	—	—		—
received or is to
receive 5 percent of
such options

		Number of
		Securities
		Underlying	Exercise Price		Original
	Title of	Options Awarded	Per Share	Grant	Expiration
Name and Position	Security	(#)	($)	Date	Date

All employees,	Common	80,000	35.81	7/19/2000	7/18/2010
including all current		80,000	40.31	1/18/2001	1/17/2011
officers who are not		100,000	37.73	6/11/2001	6/10/2011
executive officers, as a		165,000	39.50	1/17/2002	1/16/2012
group		144,000	22.92	3/20/2003	3/19/2013
		14,000	25.00	5/01/2003	4/30/2013
		63,800	31.21	1/15/2004	1/14/2014
		63,063	29.75	1/20/2005	1/19/2015
		34,877	28.41	3/16/2005	3/15/2015
		9,905	31.86	2/14/2006	2/13/2016

* Mr. Keen’s stock options are shown above.

          It is not possible to determine awards that will be made in the future pursuant to the plan.

Federal Income Tax Consequences

          The following description is a summary of material U.S. federal income tax consequences relating to options awarded under the plan, based on applicable U.S. federal income tax laws. The description may be affected by future legislation, Internal Revenue Service rulings and regulations or court decisions. The portions of the following description relating to our reporting and withholding obligations and ability to take a federal income tax deduction are based on the assumption that the optionholder provided services to IDACORP, Inc. References to employment taxes and to our withholding obligations are not applicable to options granted to non-employee directors.

          The following description does not address all of the potential tax consequences of the optionholder’s participation in the plan, such as potential state or local taxes that may apply. The optionholder is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on the optionholder in connection with the optionholder’s participation in the plan, including any taxes and penalties that may arise under Section 409A of the Internal Revenue Code, and neither we nor any of our affiliates have any obligation to indemnify or otherwise hold the optionholder or any beneficiary harmless from any or all of such taxes or penalties.

Consequences to the Optionholder

          Award. There are no federal income tax consequences to the optionholder solely by reason of an award of incentive stock options or nonqualified stock options under the plan.

          Exercise. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the incentive stock option no later than three months following the optionholder’s termination of employment, or one year following a termination due to disability, and that the optionholder holds the shares acquired upon exercise of the option for the requisite period described below. However, such exercise may give rise to alternative minimum tax liability as discussed below.

          Upon the exercise of a nonqualified stock option, the optionholder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our common stock at the time of exercise over the total option exercise price. The ordinary income recognized in connection with the exercise of a nonqualified stock option will be subject to both income and employment tax withholding.

          The optionholder’s tax basis in the shares acquired upon exercise of an option will be the option exercise price plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, the optionholder recognized upon exercise of the option.

          Disposition of Shares Acquired upon Exercise of Incentive Stock Options. The shares of common stock received pursuant to the exercise of an incentive stock option are subject to holding period rules that affect the federal income tax consequences of selling these shares. To satisfy the holding period rules applicable to shares acquired upon the exercise of an incentive stock option, unless an exception applies, the optionholder must not dispose of such shares within two years after the option is awarded or within one year after exercise of the option.

●
Qualifying Disposition. If the optionholder’s disposition of shares of our common stock acquired upon exercise of an incentive stock option satisfies the holding period rules, at the time of disposition the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s basis in the shares. The optionholder’s basis in the shares will generally equal the option exercise price.

●
Disqualifying Disposition. If the optionholder’s disposition of shares of our common stock acquired upon the exercise of an incentive stock option does not satisfy the holding period rules, at the time of disposition the optionholder will recognize ordinary income equal to the lesser of (i) the excess of the shares’ fair market value on the date of exercise over the total option exercise price or (ii) the optionholder’s actual gain, i.e., the excess, if any, of the amount realized in the disposition over the total option exercise price. If the total amount realized in the disposition of the shares exceeds the fair market value of the shares on the date of exercise, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition, i.e., if the total amount realized is less than the total option exercise price, the loss will be a capital loss.

          Other Disposition. If the optionholder disposes of shares acquired upon exercise of a nonqualified stock option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder’s basis, as discussed above, in the shares sold and the total amount realized upon disposition. Any such capital gain or loss, and any capital gain or loss recognized in a disqualifying disposition of shares acquired upon exercise of incentive stock options as discussed above, will be short-term or long-term depending on whether the optionholder held the shares of our common stock for more than one year from the date of exercise.

          Alternative Minimum Tax. The spread between the fair market value of the shares of our common stock at the time of exercise of an incentive stock option and the total option exercise price is included in alternative minimum taxable income and thus may trigger alternative minimum tax.

Consequences to the Company

          There are no federal income tax consequences to the company upon grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option, unless the exercise results in a disqualifying disposition. We will be entitled to a federal income tax deduction in the amount of the ordinary income recognized by the optionholder upon exercise of a nonqualified stock option. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, we will be entitled to a corresponding deduction in the year in which the disposition occurs.

          We will be required to report to the Internal Revenue Service any ordinary income the optionholder recognized by reason of the exercise of a nonqualified stock option or by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option. We will be required to withhold income and employment taxes and pay our share of employment taxes with respect to ordinary income the optionholder recognized upon the exercise of nonqualified stock options.

Equity Compensation Plan Information

          The following table includes information as of December 31, 2009, with respect to equity compensation plans where equity securities of IDACORP may be issued. These plans are the IDACORP, Inc. Restricted Stock Plan, the IDACORP 2000 Long-Term Incentive and Compensation Plan and the IDACORP, Inc. Non-Employee Director Stock Compensation Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	616,003	$34.27	1,627,774	(2)(3)
Equity compensation plans not approved by shareholders(4)	—	$—	13,927
Total	616,003	$34.27	1,641,701

(1)	Consists of the IDACORP, Inc. Restricted Stock Plan and the IDACORP 2000 Long-Term Incentive and Compensation Plan.
(2)
In addition to being available for future issuance upon exercise of options, 1,602,259 shares under the IDACORP 2000 Long-Term Incentive and Compensation Plan may instead be issued in connection with stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares or other equity-based awards.

(3)	25,515 shares remain available for future issuance under the Restricted Stock Plan.
(4)	Consists of shares available for future issuance under the IDACORP, Inc. Non-Employee Director Stock Compensation Plan.

Equity Compensation Plans Not Approved by IDACORP Shareholders

          The IDACORP, Inc. Non-Employee Director Stock Compensation Plan was adopted by the board effective May 17, 1999. The purpose of the plan is to increase directors’ stock ownership through stock-based compensation. The plan provides for an annual stock award valued at $45,000. Effective January 1, 2009, directors may defer their annual stock awards, which are then held as deferred stock units with dividend equivalents reinvested in additional stock units. Because there were limited shares remaining available under the plan, the board amended the plan on February 26, 2010 to permit no further stock awards.

          The board of directors believes that it is in the best interests of the company and our shareholders to receive the full income tax deduction for performance-based compensation paid under the plan. The board is therefore asking the shareholders to re-approve, for purposes of Section 162(m), the material terms of the performance goals as set forth above. The plan will remain in effect if the shareholders do not re-approve the material terms of the performance goals, and failure to obtain shareholder approval will not affect the rights of participants under the plan or under any outstanding award agreements.

          The board of directors recommends a vote “FOR” re-approval of the material terms of the IDACORP 2000 Long-Term Incentive and Compensation Plan performance goals.

          The material terms of the performance goals under the plan are re-approved by shareholders, for purposes of Section 162(m) and Idaho state law, if a majority of the votes cast on this proposal are cast in favor of re-approval. Abstentions are not considered votes cast and therefore are not counted for purposes of determining the results.

PROPOSAL NO. 4:
APPROVAL OF IDACORP EXECUTIVE INCENTIVE PLAN
FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(m)

          We use the IDACORP Executive Incentive Plan to grant short-term cash incentive awards to our key employees. At its meeting on March 18, 2010, the board of directors approved amendments to the IDACORP Executive Incentive Plan to permit awards granted under the plan to qualify as performance-based compensation under Section 162(m). The plan, as amended, will become effective upon shareholder approval for the plan year beginning January 1, 2011.

          Section 162(m) places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to our “covered employees.” A covered employee means a person specified in Section 162(m), which generally includes our chief executive officer and each of our other three most highly-compensated executive officers other than our chief financial officer.

          There is, however, an exception to this limit for performance-based compensation, and awards made pursuant to the plan may constitute performance-based compensation not subject to the deductibility limitation of Section 162(m). In order to qualify for this exception, the shareholders must approve the materials terms of the plan, including the material terms of the performance goals, under which the compensation will be paid. The board is now submitting the plan for approval at the 2010 annual meeting of shareholders.

          The material terms of the plan are described below, and the complete text of the IDACORP Executive Incentive Plan is attached to this proxy statement as Exhibit “C.”

Purpose

          The purpose of the plan is to reinforce goals for profitable growth and continuation of a sound overall financial condition of IDACORP by providing incentive compensation opportunities to selected key employees. The plan is designed to:

●	attract, retain and motivate key employees

●	relate compensation to performance and financial results and

●	provide a portion of compensation in a variable rather than a fixed form.

          It is intended that compensation payable under the plan will qualify as “performance-based compensation,” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated under that section, if such qualification is desired.

Effective Date and Duration

          The plan became effective on January 1, 2007. The plan was amended by the board on March 18, 2010 subject to shareholder approval at the 2010 annual meeting of shareholders and, as amended, will become effective upon shareholder approval for the plan year beginning January 1, 2011. The plan will remain in effect until terminated by the board.

Amendments

          The board may amend, suspend or terminate the plan at any time in whole or in part, for any reason, and without the consent of any participant or other person. However, the plan and any award under the plan may not be amended, suspended or terminated during the period commencing on the date of a change in control and ending on the last day of the calendar year in which the change in control occurs, except as provided in section 9 of the plan, without the written consent of each participant whose award would be affected by the amendment.

Administration of the Plan

          The compensation committee will administer the plan and is authorized to interpret the plan, establish rules and regulations necessary to administer the plan and take all other actions, not inconsistent with the terms of the plan, that it determines are necessary or appropriate for the proper administration of the plan. The committee will also establish performance goals and certify achievement of the performance goals each year. The committee will report on its actions to the board and all awards and payments pursuant to awards are subject to board approval. The committee recommends the terms, conditions and amounts of awards and any payments it determines should be made with respect to awards to the board.

Eligibility and Participation

          Officers and key employees of the company and our subsidiaries, as determined by the compensation committee, are eligible to participate in the plan. Each year, the compensation committee will select the individual key employees of IDACORP and our subsidiaries, if any, who are eligible to participate in the plan. The approximate number of persons who are currently eligible to participate in the plan is 80.

Award Opportunities

          For each plan year, which is the calendar year, the committee establishes a target award opportunity for each participant. The target award opportunity is a percentage of each participant’s base salary or a specified dollar amount that may be earned upon achievement of prescribed performance goals. It is not possible to determine awards that will be made in the future pursuant to the plan.

          In addition to the target award opportunity, the committee may establish award opportunity levels for achievement above or below the target levels. Award opportunities need not be uniform among participants. The maximum award opportunity, or the actual award paid, to any covered employee for any plan year may not exceed $2,000,000.

          The compensation committee may grant short-term incentive awards to our covered employees under the plan that may or may not be intended to qualify as performance-based compensation under Section 162(m). To the extent that the compensation committee grants awards to covered employees that are not intended to qualify as “performance-based compensation” under Section 162(m), the provisions of the plan relating to covered employees will not apply to such awards.

Performance Goals

          The compensation committee will establish specific performance goals for each plan year, including target levels and, if the committee so determines, one or more threshold, above target or other enhanced or reduced achievement levels associated with each performance goal.

          The performance goals for a plan year will be based upon one or more of the following measures: (a) earnings per share, (b) earnings per share growth, (c) adjusted earnings per share, (d) adjusted earnings, (e) adjusted earnings before interest and taxes, (f) earnings before interest, taxes, depreciation and amortization, (g) operating income, (h) gross income, (i) net income, (j) operating cash flow, (k) stock price, (l) O&M expense, (m) other O&M expense, (n) capital expenditures, (o) total shareholder return, (p) return on equity, (q) return on capital, (r) operating ratios, (s) profit returns and margins, (t) financial return ratios, (u) performance against budget, (v) cost recovery, (w) health and safety, as measured by, among other things, one or more of recordable case rate, severity rate and internal safety assessments, (x) customer satisfaction, as measured by, among other things, one or more of service cost, service levels, responsiveness, and survey results with respect to, among other things, power service, billing, customer service/relations, communications, rates and fees, transmission lines and corporate issues, (y) network reliability, as measured by, among other things, one or more of outage frequency, outage duration, frequency of service interruptions, average frequency of customer interruptions and average number of interruptions per customer, (z) environmental, including, among other things, one or more of improvement in, or attainment of, emissions levels, project completion milestones and prevention of environmental violations, (aa) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions or goals relating to capital raising and capital management and (bb) any combination of the foregoing.
Performance Goals may be expressed on an absolute and/or on a relative basis, on a before- or after-tax basis, on a consolidated or subsidiary or business unit basis, may be based on or otherwise employ comparisons based on internal targets, our past performance and/or the past or current performance of other companies and may include or exclude any or all extraordinary, non-core, non-operating or non-recurring items, or such other items as the compensation committee may determine.

          The compensation committee will assign a percentage weight to each performance goal that it establishes for a plan year, which will aggregate to 100 percent. The committee may assign different weights to performance goals for each participant or for classes of participants.

          Under normal business conditions, the compensation committee may not revise the performance goals or weightings after it has established them for a plan year. However, in the event of unusual conditions, the committee may revise the performance goals to maintain as closely as possible the previously expected level of overall performance as is practicable. Award opportunities or performance goals may not be adjusted with respect to a covered employee for a plan year if the adjustment would cause an award that is intended to qualify as “performance-based compensation,” within the meaning of Section 162(m), to fail to so qualify.

Determination of Awards and Payment

          After the end of each plan year before the awards are paid, the compensation committee will certify in writing the performance achievement relative to the performance goals and approve and recommend award payments for approval by the board, and the board will approve award payments. The committee may, in its sole and absolute discretion, reduce an award payment, including a reduction to zero, for any or all participants. An award will be deemed earned only when the board has approved its payment to a participant.

          Unless the committee determines otherwise when it establishes performance goals for a plan year, no awards will be paid under the plan if awards are not paid to employees under the IDACORP Employee Incentive Plan for the same plan year or if net income is less than the cash dividend paid on our common stock for the same plan year.

Effect of Termination of Employment

          If a participant’s employment is terminated for any reason other than retirement, death or disability, except as provided in the plan with respect to a change in control and unless otherwise determined by the committee,

●
with respect to the participant’s award relating to the plan year in which the employment termination occurs, the award will be cancelled and the participant will not be eligible to receive a payment under the plan with respect to that plan year and

●
with respect to the participant’s award relating to the prior plan year if the award was either not yet approved or approved but not yet paid as of the date of employment termination, the award will remain in effect, the amount payable to the participant, if any, will be determined in accordance with the plan based on actual performance through the end of the prior plan year and any amount payable to the participant will be paid at the same time it would have been paid had the participant remained employed through the payment date.

          Except as otherwise provided in the plan with respect to a change in control, if a participant’s employment is terminated due to retirement, death or disability,

●
with respect to the participant’s award relating to the plan year in which the employment termination occurs, the award will remain in effect, the amount payable to the participant, if any, will be prorated and any amount payable to the participant will be paid at the same time it would have been paid had the participant remained employed through the payment date and

●
with respect to the participant’s award relating to the prior plan year if the award was either not yet approved or approved but not yet paid as of the date of employment termination, such award will remain in effect, the amount payable to the participant, if any, will be determined based on actual performance through the end of the plan year to which the award relates and any amount payable to the participant will be paid at the same time it would have been paid had the participant remained employed through the payment date.

          No award will be paid to participant whose employment has been terminated for cause. Cause, retirement and disability are defined in the plan.

Change in Control

          The plan defines change in control as

●	the acquisition of 20% or more of our outstanding voting securities

●
consummation of a merger or similar transaction or the sale of all or substantially all of the assets or IDACORP or Idaho Power unless our shareholders control the successor entity, no person owns 20% or more of the successor entity’s voting securities and at least a majority of the members of the board of directors of the successor entity is comprised of our directors

●	a complete liquidation or dissolution of IDACORP or Idaho Power Company or

●	a change in a majority of the board of directors within a 24-month period without the approval of the two-thirds of the members of the board.

          The pre-change in control board may make changes to performance goals and other terms of awards as it may deem appropriate to reflect changes resulting from a change in control.

          If a change in control involving a successor entity occurs, the pre-change in control board may require that the successor entity (i) assume or otherwise continue all or any part of the awards that are outstanding at the time of the change in control or (ii) substitute substantially equivalent awards, as determined in the sole discretion of the pre-change in control board.

          If a successor entity refuses to assume or continue such awards or to substitute substantially equivalent awards or if a change in control not involving a successor entity occurs and the pre-change in control board determines that it would adversely affect outstanding awards, the pre-change in control board, in its sole discretion, may

●	with respect to outstanding awards that relate to the plan year in which the change in control occurs, deem all or a portion of the outstanding awards vested at target or another level

●
with respect to outstanding awards that relate to the prior year and that were either not yet approved or approved but not yet paid as of the date of the change in control, provide for the accelerated vesting of the outstanding awards at target or another level or

●	take such other action with respect to outstanding awards, which action need not be consistent among participants, as it deems appropriate, including taking no action.

          If a participant’s employment is terminated for any reason other than cause during the period commencing on the date of a change in control and ending on the last day of the calendar year in which the change in control occurs,

●
with respect to outstanding awards that relate to the plan year in which the change in control occurs, the participant will be vested in either a prorated award or, if so determined by the pre-change in control board, a full award in an amount determined by the pre-change in control board and

●
with respect to outstanding awards that relate to the prior year and that were either not yet approved or approved but not yet paid as of the date of the change in control, the pre-change in control board, in its sole discretion, may accelerate the vesting of outstanding awards at target or another level determined by the pre-change in control board.

          The board of directors believes that it is in the best interests of the company and our shareholders to receive the full income tax deduction for performance-based compensation paid under the plan. The board is therefore asking the shareholders to approve, for purposes of Section 162(m), the material terms of the plan set forth above. The plan will remain in effect if the shareholders do not approve the material terms of the plan, and failure to obtain shareholder approval will not affect the rights of participants under the plan.

          The board of directors recommends a vote “FOR” approval of the material terms of the IDACORP Executive Incentive Plan.

          The material terms of the plan are approved by shareholders, for purposes of Section 162(m) and Idaho state law, if a majority of the votes cast on this proposal are cast in favor of approval. Abstentions are not considered votes cast and therefore are not counted for purposes of determining the results.

OTHER BUSINESS

          Neither the board of directors nor management intends to bring before the meeting any business other than the matters referred to in the notice of annual meeting and this proxy statement. In addition, other than as described below, we have not been informed that any other matter will be presented to the meeting by others. A shareholder proposal was submitted for inclusion in the proxy statement, which we have omitted pursuant to Rule 14a-8 of the Securities and Exchange Commission’s proxy rules. If the shareholder complies with the advance notice bylaw provisions and properly presents the shareholder proposal at the annual meeting, it is the intention of the persons named in the proxy to vote against the shareholder proposal. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND FIVE PERCENT SHAREHOLDERS

          The following table sets forth the number of shares of our common stock beneficially owned on March 1, 2010, by our directors and nominees, by our named executive officers and by our directors and executive officers as a group:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Stock Options(2)	Percent of Class

Common Stock	C. Stephen Allred (3)	3,135	0		*
Common Stock	Richard J. Dahl (4)	5,525	0		*
Common Stock	Judith A. Johansen (5)	5,946	0		*
Common Stock	J. LaMont Keen (6)	293,424	160,353		*
Common Stock	Christine King	5,802	0		*
Common Stock	Gary G. Michael	22,423	8,250		*
Common Stock	Jon H. Miller	14,202	8,250		*
Common Stock	Jan B. Packwood	11,362	0		*
Common Stock	Richard G. Reiten (7)	13,079	3,000		*
Common Stock	Joan H. Smith (8)	10,079	3,000		*
Common Stock	Robert A. Tinstman (9)	21,410	8,250		*
Common Stock	Thomas J. Wilford	12,701	3,000		*
Common Stock	Darrel T. Anderson	84,669	38,580		*
Common Stock	Rex Blackburn	13,223	0		*
Common Stock	John R. Gale	32,284	11,780		*
Common Stock	James C. Miller (10)	99,253	84,412		*
Common Stock	Daniel B. Minor (11)	43,635	9,548		*
Common Stock	All directors and executive officers of IDACORP as a group (24 persons) (12)	821,916	377,572	1.71%

*	Less than 1 percent.
(1)
Includes shares of common stock subject to forfeiture and restrictions on transfer granted pursuant to the IDACORP Restricted Stock Plan or the 2000 Long-Term Incentive and Compensation Plan. Also includes shares of common stock that the beneficial owner has the right to acquire within 60 days upon exercise of stock options.

(2)	Exercisable within 60 days and included in the amount of beneficial ownership column.
(3)	Includes 3,035 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board.
(4)	Mr. Dahl disclaims all beneficial ownership of the 400 shares owned by his wife. These shares are not included in the table.
(5)	Includes 3,288 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board.
(6)
Mr. Keen disclaims all beneficial ownership of the 239 shares owned by his wife. These shares are not included in the table. Mr. Keen maintains margin securities accounts at brokerage firms, and the positions held in such margin accounts, which may from time to time include shares of common stock, are pledged as collateral security for the repayment of debt balances, if any, in the accounts. At March 1, 2010, Mr. Keen held 895 shares of common stock in these accounts.

(7)	Includes 3,288 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board.
(8)	Includes 3,288 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board.
(9)	Includes 3,288 stock units and dividend equivalents for deferred annual stock awards. The deferred compensation is payable in stock upon separation from service from the board.
(10)	Mr. Miller disclaims all beneficial ownership of the 6 shares owned by his wife through the Employee Savings Plan. These shares are not included in the table.
(11)
Mr. Minor maintains a margin securities account at a brokerage firm, and the position held in such margin account, which may from time to time include shares of common stock, is pledged as collateral security for the repayment of debt balances, if any, in the account. At March 1, 2010, Mr. Minor held 307 shares of common stock in this account.

(12)	Includes 4,006 shares owned by the spouse of an executive officer.

          Except as indicated above, all directors and executive officers have sole voting and investment power for the shares held by them including shares they own through our Employee Savings Plan and our Dividend Reinvestment and Stock Purchase Plan.

          The following table sets forth certain information with respect to each person we know to be the beneficial owner of more than five percent of our common stock as of March 1, 2010.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105	4,480,912(1)	9.40%

Common Stock	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	3,349,463(2)	7.03%

(1)
Based on a Schedule 13G/A, Amendment No. 2, filed on February 10, 2010, filed by First Eagle Investment Management, LLC (formerly known as Arnhold and S. Bleichroeder Advisers, LLC), First Eagle Investment Management, LLC reported sole voting and dispositive power with respect to 4,480,912 shares.

(2)
In a Schedule 13G, filed on January 29, 2010, BlackRock, Inc. reports that it completed its acquisition of Barclays Global Investors on December 1, 2009 and amends the most recent Schedule 13G filing made by Barclays Global Investors, NA and certain of its affiliates with respect to our common stock. BlackRock, Inc. reports sole voting and dispositive power with respect to 3,349,463 shares as the parent holding company or control person of BlackRock Asset Management Japan Limited, BlackRock Advisors (UK) Limited, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Investment Management, LLC and BlackRock International Ltd.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Our directors and executive officers are required to file initial reports of ownership and to report changes of ownership of our common stock with the Securities and Exchange Commission. Based solely upon a review of these filings furnished to us for 2009 or written representations from our directors and executive officers that no Form 5 was required, we believe that all required filings were timely made in 2009.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

          The following Compensation Discussion and Analysis contains statements regarding future corporate performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

          Our review of executive compensation begins with a description of our overall executive compensation philosophy and policy. These are the general principles that guide our executive compensation decisions. We then describe the process that our compensation committee uses to set executive compensation. Finally, we explain how the compensation committee applied its compensation process to establish each named executive officer’s level of compensation for 2009.

OUR COMPENSATION PHILOSOPHY AND POLICY

Compensation Philosophy

          Our executive compensation philosophy is to provide balanced and competitive compensation to our executive officers to:

●	assure that we are able to attract and retain high-quality executive officers and

●	motivate our executive officers to achieve performance goals that will benefit our shareholders and customers and contribute to the long-term success and stability of our business without excessive risk-taking.

Compensation Policy

          Our board of directors adopted a formal executive compensation policy on January 18, 2007, upon the recommendation of the compensation committee. The policy was most recently updated by the board on January 21, 2010 and includes the following compensation-related objectives:

●	manage officer compensation as an investment with the expectation that officers will contribute to our overall success

●	recognize officers for their demonstrated ability to perform their responsibilities and create long-term shareholder value

●	be competitive with respect to those companies in the markets in which we compete to attract and retain the qualified executives necessary for long-term success

●	be fair from an internal pay equity perspective

●
ensure effective utilization and development of talent by working in concert with other management processes, such as performance appraisal, management succession planning and management development and

●	balance total compensation with our ability to pay.

          The policy also prohibits executive officers from hedging their ownership of company common stock. Executives may not enter into transactions that allow the executive to benefit from devaluation of our stock or otherwise own stock technically but without the full benefits and risks of such ownership.

Components of Executive Compensation

          Total compensation for our named executive officers has the following components:

●
Base salary – Base salary is the foundational component of executive officer compensation and consists of fixed cash salary. We pay base salaries in order to provide our executive officers with sufficient regularly paid income and to secure officers with the knowledge, skills and abilities necessary to successfully execute their job duties and responsibilities. Base salary is not based upon or adjusted pursuant to corporate performance goals but rather is based or adjusted upon a series of factors related to the officer’s position, experience and individual performance. Executive officers may defer up to 50% of their base salary pursuant to the Idaho Power Company Executive Deferred Compensation Plan.

●	Bonus – We may grant bonuses to recognize executive officers for special achievements.

●	Incentive compensation – We pay incentive compensation to motivate executive officers to achieve performance goals that will benefit our shareholders and customers.

–
Short-term incentive compensation – Short-term incentive compensation is intended to encourage and reward short-term performance and is based upon performance goals achievable annually. We award executive officers the opportunity to earn short-term incentives in order to be competitive from a total compensation standpoint and to ensure focus on annual financial, operational and/or customer service goals. The award opportunities vary by position based upon a percentage of base salary with awards paid in cash. Executive officers may defer up to 50% of their short-term incentive awards pursuant to the Idaho Power Company Executive Deferred Compensation Plan.

–
Long-term incentive compensation – Long-term incentive compensation is intended to encourage and reward long-term performance and promote retention and is based upon performance goals achievable over a period of years. We grant executive officers the opportunity to earn long-term compensation in order to be competitive from a total compensation standpoint, to ensure focus on long-term financial goals, to develop and retain a strong management team through share ownership, to recognize future performance and to maximize shareholder value by aligning executive interests with shareholder interests. The award opportunities vary by position based upon a percentage of base salary with awards paid in common stock. We grant long-term incentives under the IDACORP Restricted Stock Plan and the 2000 Long-Term Incentive and Compensation Plan. The IDACORP Restricted Stock Plan provides for awards of restricted stock, which may be time vesting or performance vesting. The 2000 Long-Term Incentive and Compensation Plan provides for many types of awards, including restricted stock, performance shares and stock options.

●	Retirement benefit plans – We provide executive officers with income for their retirement through qualified and non-qualified defined benefit pension plans. We believe these retirement benefits encourage our employees to make long-term commitments to our company and serve as an important retention tool because benefits under our pension plan increase with an employee’s period of service and earnings.

●	Other benefits – Other benefits include our 401(k) match and perquisites. Perquisites may include dining club memberships, officer physicals, guaranteed relocation assistance and family travel with an officer who is traveling for business purposes. We believe these other benefits are important in recruiting and retaining executive talent.

Impact of Tax and Accounting Treatment

          The compensation committee may consider the impact of tax and/or accounting treatment in determining compensation, but we may pay compensation to our officers that is not deductible. Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation paid to certain officers that we may deduct as a business expense in any tax year unless, among other things, the compensation qualifies as performance-based compensation, as that term is used in section 162(m). Generally, stock options and performance shares are structured to be deductible for purposes of section 162(m) of the Internal Revenue Code; short-term incentive awards and time vesting restricted stock are not.

          Section 409A of the Internal Revenue Code imposes additional income taxes for certain types of deferred compensation if the deferral does not comply with Section 409A. We administer our compensation plans and arrangements affected by Section 409A with the objective of not triggering any additional income taxes under Section 409A.

ROLE OF OUR COMPENSATION COMMITTEE,
COMPENSATION CONSULTANT AND MANAGEMENT

          Our compensation committee, the compensation consultant and our management all participate in the process of setting executive compensation.

Compensation Committee

          The compensation committee of the board of directors has primary responsibility for determining the compensation provided to our executive officers. The compensation committee receives information and advice from its compensation consultant and from management and makes a determination of executive officer compensation, which the committee then recommends to the board of directors for approval.

Compensation Consultant

          The compensation committee retained Towers Perrin (now Towers Watson) in 2008 for advice regarding compensation for 2009. Towers Perrin is a nationally recognized consulting firm with extensive experience in the area of executive compensation. The consulting firm closely monitors executive compensation practices and trends and maintains an extensive executive compensation private survey database covering general industry and the energy industry in particular.

Company Management

          Our executive officers are also involved in the process of reviewing executive compensation, and our president and chief executive officer, our executive vice president-administrative services and chief financial officer and our vice president - human resources regularly attend compensation committee meetings. The president and chief executive officer and the executive and senior vice presidents review and comment on the market compensation data provided by our human resources department, including the makeup of market comparison groups and the description of comparable officer positions. The president and chief executive officer and the executive and senior vice presidents utilize the competitive market data, along with other factors related to an officer’s position, experience and individual performance, to develop proposed compensation levels for those executive vice presidents, senior vice presidents or vice presidents that report to them. Our executive officers also review and recommend performance goals and goal weightings for our short-term and long-term incentive plans. Our executive vice president-administrative services and chief financial officer presents these compensation proposals to the compensation committee, which reviews and may modify the proposals before approving them.

OUR PROCESS FOR SETTING EXECUTIVE COMPENSATION

          The key steps our compensation committee follows in setting executive compensation are to:

●	review the components of executive compensation, including base salary, bonus, short-term incentive compensation, long-term incentive compensation, retirement benefits and other benefits

●	analyze executive compensation market data to ensure competitive compensation

●	review total compensation structure and allocation of compensation and

●	review executive officer performance, responsibility and experience to determine individual compensation levels.

Market Compensation Analysis

          In past years, the compensation consultant has prepared an extensive market compensation analysis to determine levels of compensation that comparable companies pay for executive officer positions. This information is important because it indicates what levels of compensation are needed to allow us to remain competitive with other companies in attracting and retaining executive officers. The committee also reviews emerging trends in executive compensation that are identified and presented by our compensation consultant.

          In 2008, however, in order to be more cost-effective, our human resources department prepared the market compensation analysis. The human resources department reviewed the executive officer positions of the comparison groups with our executive officer positions to establish a proper match. The department then reviewed and analyzed the market data from the sources described below to provide a range of market compensation levels for each of our executive officer positions for base salary, short-term incentive and long-term incentive, and for combinations of these three elements. We refer to base salary, short-term incentive and long-term incentive together as direct compensation.

          The compensation committee uses the market compensation ranges for each executive officer position as an important guide for setting executive compensation. More specifically, the market midpoint for each executive officer position provides an effective starting point for evaluating the proper level of compensation for the officer occupying that position. Executive officers who have less experience and responsibility in their positions will tend to be placed below the market midpoint for their positions, while executive officers with higher levels of experience, responsibility and performance will tend to be placed at or above the market midpoint for their positions.

          The two sources of market compensation information our human resources department used to prepare the market compensation analysis for our 2009 executive officer compensation were:

●	Towers Perrin’s 2008 annual private nationwide survey of corporate executive compensation, which data was increased by four percent to reflect projected compensation at January 1, 2009, and

●	2008 public proxy statement data from designated peer group companies.

          Private Survey Compensation Data

          Following is a breakdown of the compensation consultant’s private survey data used by our human resource department in its market compensation analysis:

Survey*	Annual Revenues Less Than $1 Billion			Annual Revenues Between $1 Billion and $3 Billion
	Number of Companies Participating (#)	Average Market Capitalization ($)	Number of Publicly- Traded Companies (#)	Number of Companies Participating (#)	Average Market Capitalization ($)	Number of Publicly- Traded Companies (#)
Towers Perrin
2008
Executive	42	1.2 billion	26	120	2.8 billion	92
Compensation
Database
Towers Perrin
2008 Energy
Services
Industry	16	1.2 billion	7	24	1.7 billion	15
Executive
Compensation
Database

*
The information in the table is based solely upon information provided by the publishers of the surveys and is not deemed filed or a part of this compensation discussion and analysis for certification purposes.

          Our annual revenues were approximately $880 million for 2007, $960 million for 2008 and $1 billion for 2009, which places us near the $1 billion division point between the two survey groups indicated above. As we discuss later, we believe that our revenues tend to be lower as compared with other companies of similar size and complexity, due to our low electricity prices.

          The survey groups were divided into an energy industry comparison group, a general industry comparison group and a blended comparison group, weighted 80% for energy companies and 20% for general industry companies. The committee used the energy comparison group as the market benchmark for our utility-based executive officer positions, which are our vice presidents of operations, delivery, power supply and regulatory affairs. The committee used the blended comparison group as the market benchmark for our broader market executive officer positions, which are our chief executive officer, chief financial officer and general counsel. The market comparison showed the 25th, 50th and 75th percentile of market compensation for each executive officer position.

          Based on a recommendation from the compensation consultant, our human resources department established a competitive range for each executive officer position of 85% to 115% of comparison group mid-point compensation. The mid-point is the 50th percentile of the comparison group data. Our executive officer compensation typically will fall within the 85%-115% of mid-point range, but we may set compensation levels above or below this range depending on the experience and performance of the particular executive officer.

          Public Proxy Compensation Data

          Our human resources department also reviewed 2008 public proxy compensation data from two peer groups of companies that are comparable to us in terms of annual sales, market capitalization, number of employees and total assets. Our management and the compensation committee worked together in developing and approving these peer groups. The two peer groups as of September 2008 consisted of a regional general industry peer group of 14 companies and a national energy industry peer group of 12 companies, which were the same companies used for 2007, except for two companies that were acquired by others and are no longer included. The regional general industry peer group companies were:

Avista Corp.	Nu Skin Enterprises Inc.
Coldwater Creek Inc.	Plum Creek Timber Co. Inc.
Columbia Sportswear Co.	Portland General Electric
Getty Images Inc.	Puget Energy Inc.
Micron Technology Inc.	Questar Corp.
Nautilus Inc.	Schnitzer Steel Industries Inc.
Northwest Natural Gas Co.	Sky West Inc.

The national energy industry companies were:

Avista Corp.	PNM Resources Inc.
Cleco Corp.	Portland General Electric
DPL Inc.	Puget Energy Inc.
El Paso Electric Co.	NV Energy
Empire District Electric Co.	UniSource Energy Corp
Great Plains Energy Inc.	Westar Energy Inc.

          The peer group companies were selected based on revenues, market capitalization, number of employees and total assets. While we have lower revenues than a number of the peer group companies, this reflects the fact that our electricity prices are among the lowest in the nation. The compensation committee believes that our low electricity prices do not reduce the size or complexity of our business and that our peer groups are appropriate for executive officer compensation comparison purposes. Our assets are above the average of the two peer groups, and our market capitalization is similar in size to the peer group averages.

          We use the Edison Electric Institute 100 Electric Utilities Index for our performance graph peer group to measure IDACORP’s overall financial performance. While the peer groups above are different from the Edison Electric Institute 100 Electric Utilities Index, the compensation committee believes these smaller, more focused groups are representative of our size, complexity and diversity and are appropriate for compensation purposes.

          As with the private survey data, our human resources department identified comparable executive officer positions within the public proxy peer group companies and developed compensation tables showing what the comparable executive officers receive for base salary, short-term incentive and long-term incentive and combinations of these elements. Our human resources department then compared our current executive officer compensation with the executive officer compensation from the public proxy peer groups.

Total Compensation Structure

          Each year the compensation committee reviews the total compensation structure for each named executive officer. This review allows the committee to consider all elements of executive compensation as part of the compensation setting process.

          The committee begins with a review of the compensation elements set forth in the summary compensation table from our proxy statement - base salary, bonus, stock awards, option awards, short-term incentive, changes in pension value and all other compensation. This breakdown includes actual compensation levels for the prior three years and the proposed compensation levels for the upcoming year. The compensation committee used this information to get a “snapshot” view of each named executive officer’s proposed 2009 compensation as well as of his compensation for the prior three years.

          The committee then reviewed the potential termination and change in control payments that the named executive officers would be entitled to under:

●	the short-term and long-term incentive plans

●	the Idaho Power Company Retirement Plan

●	the Idaho Power Company Security Plan for Senior Management Employees I and II and

●	the executive change in control agreements.

The committee also reviewed an internal pay equity analysis in February 2009, which showed the following ratios:

●	chief executive officer to executive and senior vice presidents: 2.82 x

●	chief executive officer to senior managers: 8.91 x

          The snapshot look and the review of our executive officers’ levels of past compensation, termination and retirement benefits, internal equity and IDACORP stock ownership help the committee determine whether any element or level is so high or low that the committee should adjust an executive officer’s direct compensation. Based on this review, the committee did not observe any extraordinary or unexpected levels of termination or retirement benefits, past compensation, IDACORP stock ownership or internal pay equity that caused it to reevaluate or adjust proposed executive compensation levels for 2009. In making this determination, the committee exercised its subjective judgment and did not rely on specific information resources.

Allocation of Compensation

          In order to remain competitive and encourage and reward short-term performance and long-term growth, we use short-term and long-term incentive compensation. The short-term incentive compensation target varies by position but ranges from 15% to 25% of total target compensation. Long-term incentive compensation at target for the executive officers ranges from 25% to 45% of total target compensation. The higher the executive officer’s position, the greater the emphasis on long-term results, and therefore, on equity-based compensation.

          The compensation committee believes incentive compensation comprising 35% to 75% of total target compensation is appropriate because:

●	our named executive officers are in positions to drive, and therefore bear high levels of responsibility for, our corporate performance

●	incentive compensation is at risk and dependent upon our performance and

●
making a significant amount of our named executive officers’ target compensation contingent upon results that are beneficial to shareholders helps ensure focus on the goals that are aligned with our overall strategy.

          Cash compensation includes base salary and short-term incentive payments. Cash compensation at target for the executive officers ranges from 55% to 80% of total target compensation. As discussed above, non-cash or long-term incentive compensation at target for the executive officers ranges from 20% to 50% of total target compensation with higher non-cash compensation for our higher level executive officers.

          Non-cash compensation consists of two-thirds performance shares and one-third time-vesting restricted stock. We believe this structure provides the appropriate balance between at risk compensation tied to executive performance and guaranteed compensation that promotes executive retention.

          The following table shows the allocation of total 2009 direct target compensation for our named executive officers among the individual components of base salary, short-term incentive and long-term incentive:

Executive	Base Salary as a % of Total Target Compensation	Short-Term Incentive as a % of Total Target Compensation	Long-Term Incentive as a % of Total Target Compensation
J. LaMont Keen	32	25	43
Darrel T. Anderson	42	21	37
Daniel B. Minor (1)	48	20	32
Rex Blackburn (2)	48	18	34
John R. Gale	57	17	26
James C. Miller	48	19	33

(1)
Mr. Minor was promoted from senior vice president-delivery of Idaho Power to executive vice president-operations of Idaho Power in 2009. In connection with his promotion, effective October 3, 2009, Mr. Minor’s 2009 base salary was increased from $290,000 to $340,000 and his 2009 short-term incentive award opportunity was increased from 40% to 50% of base salary at target. The figures shown reflect the prorated amounts of Mr. Minor’s base salary and short-term incentive for 2009. Mr. Minor’s long-term incentive award opportunity of 70% of base salary at target was not increased in connection with his promotion.

(2)
Mr. Blackburn was promoted from lead counsel of Idaho Power to senior vice president and general counsel of IDACORP and Idaho Power in 2009. In connection with his promotion, effective as of February 21, 2009, Mr. Blackburn’s base salary was increased from $160,000 to $215,000 and his 2009 short-term incentive award opportunity was increased from 20% to 40% of base salary at target. The figures shown reflect the prorated amounts of Mr. Blackburn’s base salary and short-term incentive for 2009. Mr. Blackburn’s 2009 long-term incentive target award opportunity was set at 70% of base salary at target for his position as senior vice president and general counsel.

          The compensation committee believes that our executive compensation structure is well-balanced in addressing our compensation objectives. In particular, base salary and severance/retirement benefits provide competitive income security for our executives, and short-term and long-term incentive awards provide additional compensation opportunities for outstanding performance. Our short-term and long-term incentive awards also provide motivation to our executive officers to achieve our operational and financial goals.

          The compensation committee also believes that our executive compensation structure is meeting our fundamental compensation objectives of attracting and retaining qualified executives and motivating those executives to achieve key performance goals for the benefit of our customers and shareholders. We have been able to secure qualified executive officers from both within our organization, in the case of Mr. Keen, Mr. Minor and Mr. Gale, and from outside of our company, in the case of Mr. Anderson and Mr. Blackburn. We have further been able to retain these executive officers to establish a cohesive executive team.

Perquisites

          The compensation committee views perquisites as one element of our executive compensation program designed to attract, retain and reward our executive officers.

●	Dining club membership

          We paid membership dues to a dining club in Boise, Idaho for four of our named executive officers. The aggregate amount of dues for all four named executive officers totaled approximately $8,670 in 2009. The compensation committee believes that the dining club memberships promote positive relations between these executive officers and other business leaders in the community. The compensation committee also believes that membership encourages these executive officers to participate in business and civic activities within our service territory and promotes our business and the goodwill of the company.

●	Annual executive officer physical examination

          Each of our named executive officers is entitled to receive an annual comprehensive physical examination and related tests. Our maximum contribution for this benefit is $1,500 per year. We provide this benefit to encourage the proactive management of our executives’ health, to provide an opportunity for early diagnosis and management of health issues and to promote the executive officers’ productivity and continued service to the company. We expended no monies for this benefit in 2009.

●	Relocation assistance

          We offer relocation assistance to supervisors, managers and executives who are required to move for job-related reasons from one location to another. We pay reasonable and customary costs of transporting the employee’s household goods and expenses for packing and unpacking. We also offer assistance in selling or purchasing the employee’s home. A moving allowance may also be available for other expenses related to the move.

          Our relocation benefit facilitates the relocation of our executive officers and others from one business location to another to meet our management needs throughout our service territory. There were no payments to our named executive officers for relocation assistance in 2009.

●	Family travel with an executive officer who is traveling for business purposes

          Our executive family travel practice allows an executive’s spouse or other family member to accompany the executive for business travel on the company airplane if space permits. This practice is intended to facilitate executive business travel at minimal additional cost to the company. No family members traveled with a named executive officer at the company’s expense in 2009.

          The compensation committee believes that providing these perquisites is a relatively inexpensive way to enhance the competitiveness of the executive officers’ compensation packages and that each perquisite represents a cost-effective investment in executive performance. We have historically provided each of these perquisites and have continued to provide them to facilitate and enhance our executive officers’ service to the company. The compensation committee’s decisions regarding perquisites did not affect any other decisions the committee made with respect to other elements of compensation.

Executive Officer Evaluation

          After the compensation committee reviews the market compensation data, it reviews each executive officer’s level of experience, responsibility and performance to determine what the executive officer’s compensation should be relative to the market range.

          For the chief executive officer review, each of our directors completes an annual written evaluation, which addresses positive and negative aspects of the chief executive officer’s performance. This evaluation covers sixteen executive attributes categorized under three headings: strategic capability, leadership and performance.

          Strategic Capability

●	vision - builds and articulates a shared vision

●	strategy - develops a sound, long-term strategy

●	implementation - ensures successful implementation; makes timely adjustments when external conditions change

Leadership

●	character - committed to personal and business values and serves as a trusted example

●	temperament - emotionally stable and mature in the use of power

●	insight - understands own strengths and weaknesses and is sensitive to the needs of others

●	courage - handles adversity and makes the tough calls when necessary

●	charisma - paints an exciting picture of change; sets the pace of change and orchestrates it well

●	problem-solving capability and

●	interpersonal skills

Performance

●	financial - financial performance meets or exceeds plan and is competitive relative to industry peers

●	leadership - dynamic, decisive, strong confidence in self and others; demonstrates personal sacrifice, determination and courage

●	relationships - builds and maintains relationships with key stakeholders

●	operational - establishes performance standards and clearly defines expectations

●	succession - develops and enables a talented team

●	compliance - establishes strong auditing and internal controls, and fosters a culture of ethical behavior

          For other executive officer reviews, the chief executive officer provides a thorough evaluation of each executive officer’s accomplishments during the year and overall performance under the categories of financial strength; customer satisfaction; operational excellence; and safe, engaged and effective employees. In addition, each executive officer, including the chief executive officer, is evaluated against eight competencies:

●	establishing strategic direction

●	customer orientation

●	business acumen

●	developing strategic relationships

●	building organizational talent

●	operational decision making

●	leadership and

●	driving for results.

2009 NAMED EXECUTIVE OFFICER COMPENSATION

          The compensation committee followed the compensation policies and procedures described above to review 2009 compensation for our executive officers. The committee first reviewed our direct compensation structure, consisting of base salary, short-term incentive and long-term incentive, and concluded that this structure continues to be appropriate for the annual compensation provided to our executive officers. The committee then reviewed the current structure and goals for our short-term and long-term incentive plans and made certain adjustments for the 2009 short-term incentive goals. After setting the overall structure for 2009 direct compensation, the committee then reviewed the individual compensation levels for each executive officer. This review focused on the market compensation range for each executive officer position, and the individual experience, responsibility and performance levels of each executive officer.

          At the conclusion of its review process, the compensation committee addressed the impacts of the economic recession on 2009 executive compensation. The compensation consultant reported that approximately half of utility industry companies planned to freeze executive base salaries for 2009, particularly those companies with poor financial performance. After review, the committee determined that despite IDACORP’s strong financial performance in 2008, it would be prudent to freeze executive base salaries and short-term and long-term incentive plan award opportunities for 2009.

          Following is a more detailed review of the compensation committee’s analysis of executive officer base salaries, short-term incentive and long-term incentive for 2009.

          2009 Target Direct Compensation

          The table below sets forth the total 2009 target direct compensation package that the compensation committee established for each named executive officer, which is the same base salary, short-term incentive award opportunity and long-term incentive award opportunity as provided to that executive officer in 2008, except in the cases of the promotions of Mr. Minor and Mr. Blackburn during 2009 as discussed below.

			2009			Total
			Long-Term Incentive			Estimated
			(Target - % of Base		Total	2009 Direct
			Salary)		Estimated	Compensation
					2009 Cash	(Base Salary
		2009			Compensation	plus Short-
		Short-Term			(Base Salary	Term
		Incentive	Time -		plus Short-	Incentive and
	2009	(Target - %	Vesting		Term	Long-Term
	Base	of Base	Restricted	Performance	Incentive at	Incentive at
	Salary	Salary)	Stock	Shares	Target)	Target)
Executive	($)	(%)	(%)	(%)	($)	($)
Mr. Keen	600,000	80	45	90	1,080,000	1,890,000
Mr. Anderson	340,000	50	30	60	510,000	816,000
Mr. Minor (1)	302,329	43	23.3	46.7	432,329	635,329
Mr. Blackburn (2)	207,165	38	23.3	46.7	301,000	436,388
Mr. Gale	230,000	30	15	30	299,000	402,500
Mr. Miller	300,000	40	23.3	46.7	420,000	630,000

(1)
Mr. Minor’s figures reflect the increase in his base salary from $290,000 to $340,000, and the increase in his short-term incentive award opportunity from 40% to 50% of base salary, effective on October 3, 2009.

(2)
Mr. Blackburn’s figures reflect the increase in his base salary from $160,000 to $215,000, and the increase in his short-term incentive award opportunity from 20% to 40% of base salary, effective on February 21, 2009.

2009 Base Salary

          The compensation committee reviewed the base salary market data from the market compensation analysis, including a comparison of each executive officer’s current base salary with the market midpoint for that position. The committee also reviewed the 2009 performance reviews for each executive officer. Mr. Keen’s 2009 performance review was provided through the board of directors’ annual CEO evaluation process. The other executive officer 2009 performance reviews were provided by Mr. Keen. The committee found that the market compensation analysis and strong performance reviews would typically support an increase in our executive officer base salaries. However, due to the continuing economic recession, the committee concluded in January 2009 that 2009 executive officer base salaries should be frozen at 2008 levels. There were subsequent increases in base salary during the year for the promotions of Mr. Minor to the position of executive vice president-operations of Idaho Power and Mr. Blackburn to the position of senior vice president and general counsel of IDACORP and Idaho Power. Mr. Minor’s base salary was increased from $290,000 to $340,000, effective on October 3, 2009, and Mr. Blackburn’s base salary was increased from $160,000 to $215,000, effective on February 21, 2009. The figures below reflect the prorated increases in 2009 base salary for Mr. Minor and Mr. Blackburn.

Executive	2009 Base Salary ($)	% Increase from 2008 Base Salary (%)	2009 Market Mid-Point Base Salaries ($)	Executive Base Salary as % of Market Mid-Point (%)
Mr. Keen	600,000	0	611,000	98
Mr. Anderson	340,000	0	363,000	94
Mr. Minor	302,329	4.3	317,000	95
Mr. Blackburn	207,165	29.5	274,000	76
Mr. Gale	230,000	0	200,000	115
Mr. Miller	300,000	0	258,000	116

          Rex Blackburn 2009 Compensation

          Mr. Blackburn was promoted from lead counsel of Idaho Power to senior vice president and general counsel of IDACORP and Idaho Power in 2009. In connection with his promotion, effective on February 21, 2009, Mr. Blackburn’s base salary was increased from $160,000 to $215,000, and his 2009 short-term incentive award opportunity was increased from 20% to 40% of base salary at target. Mr. Blackburn’s 2009 long-term incentive target award opportunity was increased from 20% to 70% of base salary at target based on his position as senior vice president and general counsel. The compensation committee established Mr. Blackburn’s compensation below the market midpoint for the senior vice president and general counsel position under the market compensation analysis, since Mr. Blackburn was new to the position.

          James C. Miller 2009 Compensation

          Mr. Miller served as senior vice president-power supply until his retirement, effective August 31, 2009. In connection with Mr. Miller’s retirement, Idaho Power entered into a separation agreement with Mr. Miller, in which Idaho Power agreed to pay $450,000 to Mr. Miller. The compensation committee determined that this was an appropriate amount, in recognition of Mr. Miller’s service to Idaho Power and in consideration for certain releases and other covenants contained in his separation agreement. Mr. Miller also had short-term and long-term incentive awards, which have been or will be paid out based upon company performance in accordance with the terms of the awards.

          Idaho Power also entered into a consulting agreement with Mr. Miller, commencing on September 1, 2009 and ending on December 31, 2010. The consulting agreement provides for Idaho Power to pay Mr. Miller a consulting fee of $6,418.27 per month in exchange for up to 20 hours per month of business consulting services, such as advice related to our power supply function, corporate strategy or history and general business matters. The compensation committee approved the consulting agreement with Mr. Miller based on the value of Mr. Miller’s insight and experience as the former senior vice president of power supply, particularly during our current power supply expansion plans.

          Daniel B. Minor 2009 Compensation

Mr. Minor was promoted from senior vice president-delivery of Idaho Power to executive vice president-operations of Idaho Power in 2009. In connection with his promotion, effective on October 3, 2009, Mr. Minor’s 2009 base salary was increased from $290,000 to $340,000 and his 2009 short-term incentive award opportunity was increased from 40% to 50% of base salary at target. His long-term incentive award opportunity of 70% of base salary at target at the time of the award was not increased. The compensation committee determined that Mr. Minor’s base salary and short-term incentive compensation should be increased to reflect his expanded responsibilities and that it should be similar to compensation paid to Mr. Anderson, our other executive vice president.

2009 Short-Term Incentive Awards

          The compensation committee reviewed the structure and goals of the 2009 short-term incentive awards with management and determined, based upon recommendations from management, that the goals and weightings should be adjusted for 2009 from those used in 2008. Following is a breakdown of our 2009 short-term incentive goals, as compared with our 2008 short-term incentive goals:

2008 Goal	2008 Weighting	2009 Goal	2009 Weighting
Customer satisfaction	15%	Customer satisfaction	15%
Other O&M expense, as adjusted	15%	—	—
Network reliability	10%	Network reliability	15%
IDACORP 2008 consolidated net income	20%	IDACORP 2009 consolidated net income	70%
Idaho Power 2008 net income	40%	—	—

          The committee removed the Other O&M expense goal for 2009 because our primary state regulator, the Idaho Public Utilities Commission, questioned the validity of this goal for ratemaking purposes, and because Other O&M expense is already a key component of the IDACORP consolidated net income goal. The committee removed the Idaho Power net income goal for 2009, since Idaho Power net income is included in IDACORP consolidated net income. The committee retained the operational goals of customer satisfaction and network reliability for 2009, with a 15% weighting for each. The Committee also increased the IDACORP consolidated net income goal weighting from 20% to 70%, to reflect the deletion of the Idaho Power net income goal. Following is a more detailed description of the 2009 short-term incentive performance goals.

●
The customer satisfaction goal focuses us on our relationship with our customers and on serving our small and large general service customers. We measure customer satisfaction by quarterly surveys by an independent survey firm. The customer relationship index details our performance through the eyes of a customer and was based on a rolling four-quarter average for the period beginning January 1, 2009 through December 31, 2009. The survey data covered five specific performance qualities: overall satisfaction, quality, value, advocacy and loyalty.

●
The network reliability goal is also intended to focus executives on our relationships with customers. We measure this goal by the number of interruptions greater than five minutes in duration experienced by our small and large general service customers. The goal also includes a cap of no more than 10 percent of small and large general service customers subjected to more than six interruptions during the 2009 calendar year. If this cap is exceeded, no payout will be made.

●
The IDACORP consolidated net income goal provides the most important overall measure of our financial performance. This goal aligns management and shareholder interests by motivating our executive officers to increase earnings for the benefit of shareholders. IDACORP consolidated net income is net income as reported in the audited year-end financial statements, with target amounts as those amounts are reported after considering all applicable incentive amounts.

          After establishing the 2009 performance goals, the compensation committee set the specific performance targets for each goal, based on three levels of performance: threshold, target, and maximum. The table below shows the specific threshold, target and maximum performance targets for each short-term incentive performance goal and the qualifying payout multiplier for each target. The table also shows the actual 2009 performance results for all three performance goals.

2009 Short-Term Incentive Performance Goals
Performance Goals	Performance Levels		Qualifying Multiplier	2009 Results
Customer Satisfaction –	Threshold	81.5%	7.5%
Customer Relations	Target	82.5%	15%	81.55%
Index Score	Maximum	84.0%	30%	(above threshold)
Network Reliability –	Threshold	< 2.5	7.5%
Number of	Target	< 2.1	15%	1.944
Outage Incidents	Maximum	< 1.7	30%	(above target)
IDACORP 2009	Threshold	$93.0	35%
Consolidated Net Income	Target	$100.0	70%	$124.4
(in millions)	Maximum	$110.0	140%	(above maximum)

          The table below shows the 2009 short-term incentive award opportunities for executive officers, and the 2009 awards earned based on actual performance results. As with base salaries, the 2009 short-term incentive award opportunities were frozen at the same percentages used for the 2008 short-term incentive plan awards, except in connection with promotions for Mr. Blackburn and Mr. Minor.

2009 Short-Term Incentive Awards

Executive	2009 Base Salary ($)	Threshold	Target	Maximum	2009 Market (Target)	2009 Award Earned (% of Base Salary)	2009 Award Earned ($)
Mr. Keen	600,000	40%	80%	160%	96%	135	809,904
		($240,000)	($480,000)	($960,000)	($586,560)
Mr. Anderson	340,000	25%	50%	100%	51%	84	286,841
		($85,000)	($170,000)	($340,000)	($185,130)
Mr. Minor (1)	302,329	21.4%	42.8%	85.5%	50%	72	218,193
		($64,658)	($129,315)	($258,630)	($158,500)
Mr. Blackburn (2)	207,165	18.9%	37.8%	75.6%	41%	64	132,127
		($39,154)	($78,307)	($156,614)	($112,340)
Mr. Gale	230,000	15%	30%	60%	30%	51	116,424
		($34,500)	($69,000)	($138,000)	($50,700)
Mr. Miller	300,000	20%	40%	80%	40%	67	134,799	3
		($60,000)	($120,000)	($240,000)	($103,200)

(1)
Mr. Minor’s figures reflect the increase in his base salary from $290,000 to $340,000, and the increase in his short-term incentive award opportunity from 40% to 50% of base salary, effective on October 3, 2009.

(2)
Mr. Blackburn’s figures reflect the increase in his base salary from $160,000 to $215,000, and the increase in his short-term incentive award opportunity from 20% to 40% of base salary, effective on February 21, 2009.

(3)	Mr. Miller’s award would have been $202,476, but was prorated because of his retirement.

          The short-term executive incentive plan does not permit the payment of awards if there is no payment of awards under the employee incentive plan or if IDACORP does not have net income sufficient to pay dividends on its common stock.

2009 John R. Gale Bonus

          Our board of directors approved, upon recommendation of the chief executive officer, a $50,000 bonus for Mr. Gale at its February 26, 2010 meeting, in recognition of Mr. Gale’s leadership achievements in 2009 as vice president of regulatory affairs of Idaho Power Company. Mr. Gale led a number of successful regulatory efforts in 2009, including securing a certificate of convenience and necessity from the Idaho Public Utilities Commission for the Langley Gulch combined cycle natural gas turbine project in September 2009, reaching a general rate stipulation settlement with the Idaho Public Utilities Commission staff and participating customer groups in Idaho in November 2009 and reaching a general rate case stipulation with the Oregon Public Utility Commission staff and participating customer groups in December 2009.

2009 Long-Term Incentive Awards

          Our 2009 long-term incentive awards were comprised of:

●	time-vesting restricted stock, with a three-year vesting period 2009-2011, representing one-third of the awards and

●	performance shares, with a three-year performance period 2009 - 2011, representing two-thirds of the awards.

          The compensation committee recommended, and the board approved, the awards at their February 2009 meetings, which occurred after we released our 2008 earnings.

          The committee has used two forms of long-term incentive awards since 2006, when, with assistance from its compensation consultant, the committee reviewed components of long-term incentive compensation and determined to eliminate stock options. The compensation committee believes that the 2009 long-term incentive awards will be effective in aligning our executive officers’ management efforts with our shareholders’ performance objectives. Earnings per share and total shareholder return represent key measures of performance for the benefit of our shareholders. The compensation committee believes that the 2009 long-term incentive awards provide significant incentive to our executive officers to achieve those goals.

          As with base salary and 2009 short-term incentive opportunities, the compensation committee reviewed the 2009 long-term incentive awards based on the competitive compensation analysis and individual executive officer experience and performance. Also as with base salary and short-term incentive, the committee concluded that the 2009-2011 long-term incentive award opportunities should be frozen at the same percentages used for the 2008-2010 long-term incentive awards, except in connection with the promotion of Mr. Blackburn. Following is a more detailed description of the time-vesting restricted stock and performance shares.

          Time-Vesting Restricted Stock

          The time-vesting restricted stock awards will vest on January 1, 2012, as long as the executive officer remains employed by us throughout the restricted period. The named executive officers receive dividends on the stock during the restricted period, since the officer is assured of vesting in the stock as long as he remains employed by the company. The restricted stock and dividend payments provide a strong incentive for the executive to continue working for us for the entire three-year restricted period. Because the restricted stock is intended to serve as a retention tool, the committee decided to use cliff vesting, rather than pro rata vesting, during the restricted period. If the executive officer’s employment terminates before the vesting date, subject to board approval, the executive officer may receive a pro-rated payout, depending on the reason for the termination.

          Performance Shares

          Two-thirds of the target long-term incentive award is comprised of performance shares. These shares are based entirely on our financial performance and will not be earned at any level if our minimum performance goals are not met at the end of the performance period. For example, all performance shares for the performance periods ending in the years 2003, 2004, 2005 and 2007 were forfeited. The performance shares granted in 2009 may be earned by the executive officers based on two equally weighted financial goals over the 2009-2011 performance period:

●	IDACORP cumulative earnings per share

●	Relative IDACORP total shareholder return

          The committee believes that these two goals provide an effective measure of financial performance of our company and align our executive officers’ management efforts with our shareholders’ performance objectives.

          The cumulative earnings per share levels are tied to management performance as this goal relates to revenue enhancement and cost containment. The cumulative earnings per share goals for the 2009-2011 period were established by the compensation committee as follows:

●	Threshold	$5.90
●	Target	$6.30
●	Maximum	$6.80

          Total shareholder return is determined by our common stock price change and dividends paid over the 2009-2011 performance period compared to the total shareholder returns achieved by a comparison group of companies over the same three-year period. The comparison group consists of the utility companies in the S&P MidCap 400 Index at the end of the performance period.

          We compare our total shareholder return with these companies’ total shareholder returns on a percentile basis. For example, if our total shareholder return falls exactly in the middle of the total shareholder returns of the comparison companies, we would rank in the 50th percentile of the comparison group. The total shareholder return performance levels for the 2009-2011 performance period were established by the compensation committee as follows:

●	Threshold	40th percentile of companies
●	Target	55th percentile of companies
●	Maximum	75th percentile of companies

          The compensation committee approved these percentile levels to provide a range of goals that are challenging yet potentially achievable by our company.

          Dividends on the performance shares are not paid to our named executive officers during the 2009-2011 performance period. Instead, they are paid at the end of the performance period only on performance shares that are actually earned, if any.

          The compensation committee believes that the 2009 long-term incentive awards will be effective in aligning our executive officers’ management efforts with our shareholders’ performance objectives. Earnings per share and total shareholder return represent key measures of performance for the benefit of our shareholders. The compensation committee believes that the 2009 long-term incentive awards provide significant incentive to our executive officers to achieve those goals.

          As with base salary and 2009 short-term incentive opportunities, the compensation committee reviewed the 2009 long-term incentive awards based on the competitive compensation analysis and individual executive officer experience and performance. Also as with base salary and short-term incentive, the committee concluded that the 2009-2011 long-term incentive award opportunities should be frozen at the same percentages used for the 2008-2010 long-term incentive plan awards.

          The table below shows the long-term incentive award opportunities for each named executive officer.

2009-2011 Long-Term Incentive Award Opportunities

Executive	Time-Vesting Restricted Stock (Percent of Base Salary) (%)	Performance Shares (CEPS and TSR) (Percent of Base Salary) (%)	Total Long-Term Incentive Award (Percent of Base Salary) (%)	Total Long-Term Incentive (Dollar Value based on 2009 Base Salary) ($)	2009 Market Target ($)
		Threshold - 45	Threshold - 90	Threshold -540,000
Mr. Keen	45	Target - 90	Target - 135	Target -810,000	888,000
		Maximum - 135	Maximum - 180	Maximum - 1,080,000
		Threshold - 30	Threshold - 60	Threshold -204,000
Mr. Anderson	30	Target - 60	Target - 90	Target -306,000	376,000
		Maximum - 90	Maximum - 120	Maximum -408,000
		Threshold - 23.3	Threshold - 46.7	Threshold -135,430
Mr. Minor	23.3	Target - 46.7	Target - 70	Target -203,000	295,000
		Maximum - 70	Maximum - 93.3	Maximum -270,570
		Threshold - 23.3	Threshold - 46.7	Threshold -100,405
Mr. Blackburn	23.3	Target - 46.7	Target - 70	Target -150,500	235,000
		Maximum - 70	Maximum - 93.3	Maximum -200,595
		Threshold - 15	Threshold - 30	Threshold -69,000
Mr. Gale	15	Target - 30	Target - 45	Target -103,500	112,000
		Maximum - 45	Maximum - 60	Maximum -138,000
		Threshold - 23.3	Threshold - 46.7	Threshold -140,100
Mr. Miller	23.3	Target - 46.7	Target - 70	Target -210,000	194,000
		Maximum - 70	Maximum - 93.3	Maximum -280,000

Payment of Long-Term Incentive Awards in 2009

          Time-Vesting Restricted Stock

          The 2005-2008 and 2006-2008 time-vesting restricted stock awards under the Restricted Stock Plan and the Long-Term Incentive and Compensation Plan vested on January 1, 2009. The table below lists the shares awarded on January 20, 2005 and February 6, 2006 and the shares that vested on January 1, 2009.

Name	Shares Awarded on January 20, 2005 (#)	Shares Awarded on February 6, 2006 (#)	Shares Vested on January 1, 2009 (#)
Mr. Keen	4,675	4,973	9,648
Mr. Anderson	1,613	1,812	3,425
Mr. Minor	1,378	1,618	2,996
Mr. Blackburn	0	0	0
Mr. Gale	882	971	1,853
Mr. Miller	1,815	1,812	3,627

          Performance Shares

          The performance shares granted under the Long-Term Incentive and Compensation Plan for the 2006-2008 performance period were paid at 140% of target on February 24, 2009 based on our cumulative earnings per share of $6.54 and our relative total shareholder return at the 67th percentile. The table below lists the target shares granted on March 16, 2006, the shares paid on February 24, 2009 and the dividend equivalents earned.

Name	Shares Granted on March 16, 2006 (#)	Shares Paid on February 24, 2009 (#)	Dividend Equivalents ($)
Mr. Keen	9,946	13,924	54,304
Mr. Anderson	3,624	5,074	19,789
Mr. Minor	3,236	4,530	17,667
Mr. Blackburn	0	0	0
Mr. Gale	1,942	2,719	10,604
Mr. Miller	3,624	5,074	19,789

POST-TERMINATION COMPENSATION PROGRAMS

Idaho Power Company Retirement Plan

          Our retirement plan is available to all our employees.

          We discuss the material terms of our retirement plan later in this proxy statement in the narrative following the Pension Benefits for 2009 table. Because benefits under our retirement plan increase with an employee’s period of service and earnings, the compensation committee believes that providing a pension serves as an important retention tool by encouraging our employees to make long-term commitments to the company.

Idaho Power Company Security Plans For Senior Management Employees

          The security plans provide supplemental retirement benefits for certain key employees beyond our retirement plan benefits. The compensation committee views these supplemental retirement benefits as a key component in attracting and retaining qualified executives.

          Benefits under the security plans continue to accrue for up to 25 years of continuous service at a senior management level. Because benefits under the Idaho Power Company Security Plan for Senior Management Employees II increase with period of service and earnings, the compensation committee believes that providing a supplemental pension under this plan serves as an important retention tool by encouraging our key employees to make long-term commitments to the company. The security plans provide income security for our key employees and are balanced with the at-risk compensation represented by our incentive plans.

          We amended the Security Plan for Senior Management Employees II on November 19, 2009. The plan amendments restrict future participation in the plan and reduce future benefits payable under the plan.

          The plan amendments include:

●	New plan participants after December 31, 2009 are limited to officers and S4 grade senior managers.

●
New plan participants after December 31, 2009 must participate in the plan for five years before benefits vest under the plan. Existing plan participants as of December 31, 2009 continue to be 100% vested in their plan benefits.

●	Annual benefit accruals and maximum benefit accruals under the plan are reduced for new plan participants after December 31, 2009.

●	Annual benefit accruals and maximum benefit accruals after January 1, 2018 are reduced for existing plan participants as of December 31, 2009.

          We discuss the other material terms of the security plans later in this proxy statement in the narrative following the Pension Benefits for 2009 table.

Change in Control Agreements

          We have change in control agreements with all our officers. The compensation committee believes that change in control agreements are an important benefit to promote officer retention during periods of uncertainty preceding mergers and motivate officers to weigh merger proposals in a balanced manner for the benefit of shareholders, rather than resisting such proposals for the purpose of job preservation.

          Our agreements are “double trigger” agreements. This means that two events must occur in order for payments to be made – a change in control and a termination of employment, including constructive discharge, in connection with the change in control.

          If a change in control occurs and the officer is not terminated, the agreements permit the officer to terminate employment for any reason during the first month following the one year anniversary of the change in control. We refer to this as the “13th month trigger.” In this event, the officer would receive the same severance benefits except that the lump sum payments equal to two and one-half times annual compensation would be reduced by one-third and the welfare benefits would continue for 18 months, not 24 months. The first year after a change in control is a critical transition period, and the 13th month trigger serves as an important tool to encourage our officers to remain with the company or our successor.

          The compensation committee adopted a new policy regarding change in control agreements on November 18, 2009, and the compensation committee approved a new form of change in control agreement at its March 17, 2010 meeting. The new change in control agreement does not include any 13th month trigger or tax gross-up provisions. The compensation committee made these changes based on the growing trend away from single trigger provisions and tax gross up provisions in executive change in control agreements. Existing change in control agreements are not affected by the new policy. We have entered into one new change in control agreement since the adoption of the new policy, which did not include 13th month trigger or tax-gross up provisions.

          We discuss the other material terms of our change in control agreements later in this proxy statement.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

          Our board, upon recommendation of the corporate governance committee, adopted minimum stock ownership guidelines for our executive officers in November 2007. The board considers stock ownership by executive officers to be important. Company stock ownership enhances executive commitment to our future and further aligns our executives’ interests with those of our shareholders. The guidelines require ownership of IDACORP common stock valued at a multiple of the executive’s annual base salary, as follows:

●	president and chief executive officer – three times annual base salary
●	executive and senior vice presidents – two times annual base salary and
●	vice presidents – one times annual base salary.

          When recommending the minimum stock ownership guidelines for our executive officers, the corporate governance committee reviewed the Stock Ownership Guidelines and Stock Retention Policies: Practices and Trends Among S&P 500 Companies study prepared by Towers Perrin, dated December 14, 2006.1 According to this study, the majority of companies that structure guidelines as a multiple of salary require chief executive officers to own stock valued at five times their annual base salary, presidents and chief operating officers to own stock valued at three or four times annual base salary, senior vice presidents to own stock valued at two or three times their annual base salary and vice presidents to own stock valued at one times annual base salary. This study also reported that companies typically specify a period of five years for executive officers to satisfy their stock ownership guidelines.

          The corporate governance committee recommended to the board and the board approved the same minimum ownership levels for vice presidents, senior vice presidents and executive vice presidents as the majority of companies in the study and a three times multiple for our president and chief executive officer. Sixteen percent of the companies selected multiples of three times or less for their chief executive officers.

          Our graduated stock ownership requirement reflects the fact that our president and chief executive officer’s, executive vice presidents’ and senior vice presidents’ compensation is weighted more heavily toward equity compensation than our vice presidents’ compensation. Based on this consideration, we believe that our stock ownership requirements are appropriate for our executives.

          Executives are allowed five years to meet the guidelines, beginning on the later of April 1, 2008 and the effective date of appointment. In circumstances where the stock ownership guidelines would result in a severe financial hardship, the executive may request an extension of time from the corporate governance committee to meet the guidelines.

EXECUTIVE STOCK RETENTION GUIDELINES

          Our board has also adopted minimum stock retention guidelines for our executive officers to further align our executives’ interests with shareholder interests. The guidelines state that until the executive has achieved the minimum stock ownership requirements described above, the executive must retain at least 50% of the net shares he or she receives from the vesting of restricted and performance share awards and stock option exercises. The retention guidelines apply to restricted and performance share awards and stock options granted on and after April 1, 2009. For restricted and performance shares, “net shares” means the number of shares acquired upon vesting, less the number of shares withheld or sold to pay withholding taxes. For stock options, “net shares” means the number of shares acquired upon exercise, less the number of shares sold to pay the exercise price and withholding taxes.

1	This information is based solely upon information provided by the publisher of this study and is not deemed filed or a part of this compensation discussion and analysis for certification purposes.

COMPENSATION COMMITTEE REPORT

          The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on the review and discussions referred to in the preceding sentence, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.

Robert A. Tinstman, Chairman
Judith A. Johansen
Christine King

Summary Compensation Table for 2009

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation		All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings		Compensation		Total
Position	Year	($)	($)	($)	($)	($)	($)		($)		($)
(a)	(b)	(c)	(d)	(e)1	(f)1	(g)	(h)2		(i)3		(j)
J. LaMont Keen	2009	623,077	—	683,176		809,904	1,590,522		11,289		3,717,968
President and CEO,
IDACORP and Idaho	2008	596,154	—	672,446		768,672	976,156		10,724		3,024,152
Power	2007	498,077	—	493,571		259,740	251,502		10,224		1,513,114
Darrel T. Anderson
Executive Vice President	2009	353,077	—	258,098		286,841	509,451		11,090		1,418,557
– Administrative
Services and CFO,	2008	338,846	—	254,040		272,238	344,836		10,570		1,220,530
IDACORP and Idaho
Power	2007	308,846	—	191,265		107,359	86,908		9,694		704,072
Daniel B. Minor	2009	312,692	—	171,232		218,193	414,696		11,182		1,127,995
Executive Vice President	2008	289,231	—	168,549		185,762	342,857		10,572		996,971
– Operations, Idaho
Power	2007	269,231	—	133,268		81,818	216,286		9,592		710,195
Rex Blackburn
Senior Vice President	2009	212,692	—	126,941		132,127	151,628		10,300		633,688
and General Counsel,
IDACORP and Idaho	2008										—
Power	2007										—
John R. Gale	2009	238,846	50,000	87,318		116,424	438,235		12,310		943,133
Vice President –
Regulatory Affairs,	2008										—
Idaho Power	2007										—
James C. Miller	2009	214,615	—	177,125		134,799	679,036		519,666	5	1,725,241
Former Senior Vice
President – Power Supply,	2008	299,808	—	174,345		192,168	353,876		10,462		1,030,659
Idaho Power4	2007	294,423	—	145,597		89,394	—	6	9,612		539,026

1
Amounts in this column represent the aggregate grant date fair value of the restricted stock (time-vesting) and the performance shares granted in each of the years shown calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 – Stock Compensation. Amounts for 2008 and 2007 have been recalculated to comply with the new requirements. This column was prepared assuming none of the awards will be forfeited. Additional information on the assumptions used to determine the fair value of the restricted stock and performance share awards is in Note 7 to the financial statements in our 2009 Form 10-K.

The table below shows the grant date fair values of the cumulative earnings per share component of the performance share awards granted in 2007, 2008 and 2009, assuming that the highest level of performance conditions is achieved for these awards.

Name	2007	2008	2009
J. LaMont Keen	297,780	403,695	404,712
Darrel T. Anderson	115,393	152,504	152,913
Daniel B. Minor	80,403	101,183	101,433
Rex Blackburn	—	—	75,209
John R. Gale	—	—	51,760
James C. Miller	87,841	104,653	104,946

2
Values shown represent the change in actuarial present value of the accumulated benefit under the pension plan and the Senior Management Security Plans. Assumptions included a discount rate of 5.85% for 2006, 6.4% for 2007, 6.1% for 2008, and 5.9% for 2009; use of the 1983 Group Annuity Mortality Table for post retirement mortality setback 3 years for 2006, the RP-2000 Annuitant Mortality Table projected to 2015 for 2007, the RP-2000 Annuitant Mortality Table projected to 2016 for 2008, and the RP-2000 Annuitant Mortality Table projected to 2017 for 2009; and retirement at age 62. There were no above market earnings on deferred compensation.

3
Represents our contribution to the Employee Savings Plan, our 401(k) plan, and life insurance premiums and with respect to 2008 and 2009, except for Mr. Blackburn, a charitable match contribution. All other compensation for Mr. Miller for 2009 is discussed in footnote 5.

4	Mr. Miller retired effective August 31, 2009.
5
Represents our contribution to the Employee Savings Plan, our 401(k) plan, a life insurance premium, a charitable match contribution, a $450,000 payment in connection with Mr. Miller’s retirement, $25,673 in consulting fees after he retired, $32,688 for a flexible time off cash payment and a retirement gift check.

6
The change in actuarial present value of Mr. Miller’s accumulated benefit under the pension plan and the Senior Management Security Plans was a decrease of $277 due to the change in discount rates applied from 2006 to 2007.

Grants of Plan-Based Awards in 2009

		Estimated Future Payouts Under			Estimated Future Payouts Under
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards
								All Other
								Stock	Grant Date
								Awards:	Fair Value of
								Number of	Stock and
								Shares of	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
J. LaMont Keen
Short-Term Incentive	02/24/091	240,000	480,000	960,000
Restricted Stock- Time
Vesting	02/24/092							10,597	270,012
Performance Shares-
CEPS/TSR	02/24/093				10,597	21,193	31,790		413,164
Darrel T. Anderson
Short-Term Incentive	02/24/091	85,000	170,000	340,000
Restricted Stock- Time
Vesting	02/24/092							4,003	101,996
Performance Shares-
CEPS/TSR	02/24/093				4,004	8,007	12,011		156,102
Daniel B. Minor
Short-Term Incentive	02/24/091	58,000	116,000	232,000
Restricted Stock- Time
Vesting	02/24/092							2,656	67,675
Performance Shares-
CEPS/TSR	02/24/093				2,656	5,312	7,968		103,557
Short-Term Incentive	11/18/094	6,658	13,315	26,630
Rex Blackburn
Short-Term Incentive	02/24/091,5	39,154	78,307	156,614
Restricted Stock- Time
Vesting	02/24/092							1,969	50,170
Performance Shares-
CEPS/TSR	02/24/093				1,969	3,938	5,907		76,771
John R. Gale
Short-Term Incentive	02/24/091	34,500	69,000	138,000
Restricted Stock- Time
Vesting	02/24/092							1,354	34,500
Performance Shares-
CEPS/TSR	02/24/093				1,355	2,709	4,064		52,818
James C. Miller
Short-Term Incentive	02/24/091	60,000	120,000	240,000
Restricted Stock- Time
Vesting	02/24/092							2,747	69,994
Performance Shares-
CEPS/TSR	02/24/093				2,748	5,495	8,243		107,131

1	Short-term incentive for 2009 awarded pursuant to the IDACORP Executive Incentive Plan.
2	Restricted stock (time vesting) awarded pursuant to the IDACORP Restricted Stock Plan.
3	Performance shares for the 2009-2011 performance period awarded pursuant to the IDACORP 2000 Long-Term Incentive and Compensation Plan.
4
In connection with his promotion effective October 1, 2009, the compensation committee and the board approved an increase in Mr. Minor’s short-term incentive award for 2009 for the period of October 3, 2009 through December 31, 2009. Mr. Minor’s short-term incentive award increased from 20 percent of base salary to 25 percent of base salary at the threshold level, from 40 percent of base salary to 50 percent of base salary at the target level and from 80 percent of base salary to 100 percent of base salary at the maximum level. The numbers above reflect the incremental short-term incentive that Mr. Minor could earn for 2009.

5
Mr. Blackburn’s target short-term incentive is calculated pro-rata based on 20% of his $160,000 salary from 1/1/2009, through 2/20/2009 ($22,795) and 40% of his $215,000 salary from 2/21/2009 through 12/31/2009 ($184,370). In connection with his promotion, Mr. Blackburn received a base salary increase and his short-term incentive award increased from 10 percent of base salary to 20 percent of base salary at the threshold level, from 20 percent of base salary to 40 percent of base salary at the target level and from 40 percent of base salary to 80 percent of base salary at the maximum level.

Narrative Discussion For Summary Compensation Table
And Grants Of Plan-Based Awards Table

2009 Short-Term Incentive Awards

Description

          In 2009 the compensation committee approved short-term incentive award opportunities for our named executive officers. The short-term cash incentive award opportunities are calculated by multiplying base salary by the product of the approved incentive percentage and the qualifying multiplier for each goal. We discuss the short-term incentive award opportunities and results in the Compensation Discussion and Analysis.

John R. Gale Bonus

          Mr. Gale received a $50,000 cash bonus in recognition of his leadership achievements in 2009 as vice president of regulatory affairs of Idaho Power Company.

2009 Long-Term Incentive Awards

Awards and Goals

          In 2009, the compensation committee approved long-term incentive awards with two components:

●	one-third of the total target award opportunity was time vesting restricted shares with a three year restricted period and

●
two-thirds of the total target award opportunity were performance based shares with two equally-weighted performance goals - cumulative earnings per share and total shareholder return in comparison to the utility companies in the S&P MidCap 400 Index at the end of the 2009-2011 performance period.

We describe each award below.

●	Time vesting shares

Each named executive officer received an award of time vesting restricted shares equal to a percentage of his base salary in 2009. These shares vest on January 1, 2012 if the named executive officer remains continuously employed with the company during the entire restricted period. The named executive officer will receive a prorated number of shares if he retires, with the approval of the compensation committee, dies or becomes disabled during the three year restricted period based upon the number of full months he was employed. In the case of a change in control, the restrictions on the time vesting restricted stock are deemed to have expired. If employment is terminated for other reasons, the shares will be forfeited. Dividends are paid on the shares during the restricted period and are not subject to forfeiture.

●	Performance based shares

Each named executive officer received an award of performance shares at the target level equal to a percentage of his base salary in 2009. The shares will vest at the end of the performance period to the extent we achieve our performance goals and the named executive officer remains employed by the company during the entire performance period, with certain exceptions. The named executive officer will receive a prorated number of shares if he retires, with the approval of the compensation committee, dies or becomes disabled during the three year performance period based on the number of full months he was employed. In the case of a change in control, the payout opportunity on the performance shares is deemed to have been achieved at the target level. If employment is terminated for other reasons, the shares will be forfeited. Dividends will accrue during the performance period and will be paid in cash based upon the number of shares that are earned.

All performance shares that do not vest will be forfeited.

The two goals are weighted equally.

CUMULATIVE EARNINGS PER SHARE AND PAYOUT PERCENTAGE

Cumulative Earnings Per Share	Payout Percentage
For Performance Period (Jan. 1	(% of Target Award)
2009-Dec. 31, 2011)
$6.80 or higher - maximum	150%
$6.30 - target	100%
$5.90 - threshold	50%
Less than $5.90	0%

TOTAL SHAREHOLDER RETURN AND PAYOUT PERCENTAGE

Payout Percentage
Percentile Rank	(% of Target Award)
75th or higher – maximum	150%
55th – target	100%
40th – threshold	50%
Less than 40th	0%

Salary and Bonus in Proportion to Total Compensation

          The following table shows the proportion of salary to total compensation for 2009.
Name	Salary ($)	Bonus ($)	Total Compensation ($)	Salary and Bonus as % of Total Compensation
J. LaMont Keen	623,077	-	3,717,968	16.8%
Darrel T. Anderson	353,077	-	1,418,557	24.9%
Daniel B. Minor	312,692	-	1,127,995	27.7%
Rex Blackburn	212,692	-	633,688	33.6%
John R. Gale	238,846	50,000	943,133	30.6%
James C. Miller	214,615	-	1,725,241	12.4%

Outstanding Equity Awards at Fiscal Year-End 2009

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)1	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Option Exercise Price ($) (e)	Option Expiration Date (f) 5	Number of Shares or Units of Stock That Have Not Vested (#) (g) 2	Market Value of Shares or Units of Stock That Have Not Vested ($) (h) 4	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)3	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)4
J. LaMont Keen
Option Award - 7/19/00	25,000		35.81	7/18/2010
Option Award - 1/18/01	30,000		40.31	1/17/2011
Option Award - 1/17/02	44,000		39.50	1/16/2012
Option Award - 3/20/03	22,500		22.92	3/19/2013
Option Award - 1/15/04	16,600		31.21	1/14/2014
Option Award - 1/20/05	17,802	4,451	29.75	1/19/2015
Restricted Stock-Time
Vesting					25,123	802,680
Performance Shares							30,808	984,316

Darrel T. Anderson
Option Award - 1/18/01	4,000		40.31	1/17/2011
Option Award - 1/17/02	6,000		39.50	1/16/2012
Option Award - 3/1/02	1,000		38.68	2/29/2012
Option Award - 3/20/03	10,000		22.92	3/19/2013
Option Award - 1/15/04	9,900		31.21	1/14/2014
Option Award - 1/20/05	6,144	1,536	29.75	1/19/2015
Restricted Stock-Time
Vesting					9,546	304,995
Performance Shares							11,750	375,413

Daniel B. Minor
Option Award - 1/17/02	1,000		39.50	1/16/2012
Option Award - 1/15/04	3,300		31.21	1/14/2014
Option Award - 1/20/05	3,936	1,312	29.75	1/19/2015

	Option Awards				Stock Awards
								Equity
							Equity	Incentive Plan
							Incentive Plan	Awards:
						Market	Awards:	Market or
					Number of	Value of	Number of	Payout Value
	Number of	Number of			of Shares	Shares or	Unearned	of Unearned
	Securities	Securities			or Units	Units of	Shares, Units	Shares, Units
	Underlying	Underlying			of Stock	Stock	or Other	or Other
	Unexercised	Unexercised	Option		That Have	That Have	Rights That	Rights That
	Options	Options	Exercise	Option	Not	Not	Have Not	Have Not
	Exercisable	Unexercisable	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)1	(c)	(e)	(f) 5	(g) 2	(h) 4	(i)3	(j)4

Restricted Stock-Time Vesting					6,407	204,704
Performance Shares							7,942	253,747

Rex Blackburn
Restricted Stock-Time Vesting					2,318	74,060
Performance Shares							2,319	74,092

John R. Gale
Option Award - 1/17/02	4,000		39.50	1/16/2012
Option Award - 3/20/03	2,800		22.92	3/19/2013
Option Award - 1/15/04	1,620		31.21	1/14/2014
Option Award - 1/20/05	2,520	840	29.75	1/19/2015
Restricted Stock-Time Vesting					3,422	109,333
Performance Shares							4,361	139,334

James C. Miller
Option Award - 1/18/01	30,000		40.31	1/17/2011
Option Award - 1/17/02	31,000		39.50	1/16/2012
Option Award - 3/20/03	10,000		22.92	8/31/2012
Option Award - 1/15/04	6,500		31.21	8/31/2012
Option Award - 1/20/056	6,912		29.75	8/31/2012
Performance Shares							4,863	155,373

1
The award date for each option is listed in column (a). All option awards become exercisable as to one-fifth of the shares originally subject to the option grant on each of the first five anniversaries of the award date. They remain exercisable until they expire in ten years on the dates listed in column (f), except as provided in footnote 5.

The vesting schedule for each of the option awards is:

	20% Vested on	40% Vested on	60% Vested on	80% Vested on	100% Vested
	First	Second	Third	Fourth	on Fifth
Award Date	Anniversary	Anniversary	Anniversary	Anniversary	Anniversary
07/19/2000	07/19/2001	07/19/2002	07/19/2003	07/19/2004	07/19/2005
01/18/2001	01/18/2002	01/18/2003	01/18/2004	01/18/2005	01/18/2006
01/17/2002	01/17/2003	01/17/2004	01/17/2005	01/17/2006	01/17/2007
03/01/2002	03/01/2003	03/01/2004	03/01/2005	03/01/2006	03/01/2007
03/20/2003	03/20/2004	03/20/2005	03/20/2006	03/20/2007	03/20/2008
01/15/2004	01/15/2005	01/15/2006	01/15/2007	01/15/2008	01/15/2009
01/20/2005	01/20/2006	01/20/2007	01/20/2008	01/20/2009	01/20/2010

2           Time Vesting Restricted Stock

		Shares of
Named Executive Officer	Award	Restricted Stock	Vesting Date
J. LaMont Keen	2007	5,685	1/01/10
	2008	8,841	1/01/11
	2009	10,597	1/01/12
Darrel T. Anderson	2007	2,203	1/01/10
	2008	3,340	1/01/11
	2009	4,003	1/01/12
Daniel B. Minor	2007	1,535	1/01/10
	2008	2,216	1/01/11
	2009	2,656	1/01/12
Rex Blackburn	2007	—	1/01/10
	2008	349	1/01/11
	2009	1,969	1/01/12
John R. Gale	2007	938	1/01/10
	2008	1,130	1/01/11
	2009	1,354	1/01/12
James C. Miller	2007	—	1/01/10
	2008	—	1/01/11
	2009	—	1/01/12

3	Performance Shares

			End of Performance
Named Executive Officer	Award	Shares	Period
J. LaMont Keen	2007	11,370	12/31/09
	2008	8,841	12/31/10
	2009	10,597	12/31/11
Darrel T. Anderson	2007	4,406	12/31/09
	2008	3,340	12/31/10
	2009	4,004	12/31/11
Daniel B. Minor	2007	3,070	12/31/09
	2008	2,216	12/31/10
	2009	2,656	12/31/11
Rex Blackburn	2007	—	12/31/09
	2008	350	12/31/10
	2009	1,969	12/31/11
John R. Gale	2007	1,876	12/31/09
	2008	1,130	12/31/10
	2009	1,355	12/31/11
James C. Miller	2007	2,980	12/31/09
	2008	1,273	12/31/10
	2009	610	12/31/11

Shares for the 2007 award are shown at target level based on results for the 2007-2009 performance period above threshold but below target. Shares for the 2008 award are shown at the threshold level based on results for the first two years of the 2008-2010 performance period at threshold. Shares for the 2009 award are shown at the threshold level based on results for the first year of the 2009-2011 performance period at threshold.

Shares do not vest until the compensation committee and the board of directors determine that goals have been met. This generally occurs in February following the end of the performance period.

4	Shares that have not vested are valued at the closing stock price on the final business day of the year. IDACORP closed at $31.95 on December 31, 2009.

5
The options expire on the expiration dates reported in column (f), except that such options may expire earlier upon death or termination of employment. If the named executive officer dies while still employed by the company, any vested options, to the extent they are then exercisable, may be exercised at any time before the earlier of (x) the expiration date of the option and (y) one year after the date of the named executive officer’s death. If the named executive officer’s employment terminates because of disability, any vested options, to the extent they are then exercisable, may be exercised at any time before the earlier of (x) the expiration date of the option and (y) one year after the date of the named executive officer’s termination of employment. If the named executive officer’s employment terminates because of retirement, any vested options, to the extent they are then exercisable, may be exercised at any time before the earlier of (x) the expiration date of the option and (y) three years after the date of the named executive officer’s retirement. Disability and retirement for these purposes are defined in the IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan. If the named executive officer’s employment terminates for any reason other than death, disability, retirement or cause, any vested options, to the extent they are then exercisable, may be exercised at any time before the earlier of (x) the expiration date of the option and (y) three months following the date of the termination of employment. If a named executive officer’s employment is terminated for cause, any vested options expire on the date of termination. Cause is defined in the IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan.

6	In connection with his retirement, Mr. Miller forfeited 1,728 unvested options pursuant to his option award agreement.

Option Exercises and Stock Vested During 2009

	Option Awards		Stock Awards
	Number of
	Shares	Value	Number of Shares
	Acquired on	Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
J. LaMont Keen	7,500	68,850	23,572	636,409
Darrel T. Anderson	7,500	70,290	8,499	229,261
Daniel B. Minor	—	—	7,526	202,878
Rex Blackburn	—	—	—	—
John R. Gale	—	—	4,572	123,369
James C. Miller	10,000	57,681	11,877	325,610

Pension Benefits for 2009

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)3	(e)
J. LaMont Keen	Retirement Plan	36	1,100,056	—
	Security Plan I1	22	1,132,766	—
	Security Plan II2	5	3,424,759	—
Darrel T. Anderson	Retirement Plan	13	291,111	—
	Security Plan I1	9	121,920	—
	Security Plan II2	5	1,476,572	—
Daniel B. Minor	Retirement Plan	24	555,755	—
	Security Plan I1	6	0	—
	Security Plan II2	5	1,031,706	—
Rex Blackburn	Retirement Plan	2	36,134	—
	Security Plan I	0	0	—
	Security Plan II2	2	192,661	—
John R. Gale	Retirement Plan	26	873,912	—
	Security Plan I1	14	151,136	—
	Security Plan II2	5	922,546	—
James C. Miller4	Retirement Plan	33	821,806	18,321
	Security Plan I1	17	243,922	11,010
	Security Plan II2	5	1,520,793	—

1	Security Plan for Senior Management Employees I, which is grandfathered under Section 409A.
2	Security Plan for Senior Management Employees II, which is not grandfathered under Section 409A.
3
Values shown represent the present value of the accumulated pension benefit under each plan as of December 31, 2009 calculated utilizing the SEC mandated assumptions and a discount rate of 5.9% for 2009, a salary growth rate of 0%, the RP-2000 Annuitant Mortality Table projected to 2017, and retirement at age 62.

4	Retired as Idaho Power Senior Vice President – Power Supply effective August 31, 2009.

Idaho Power Company Retirement Plan

Description

          The Idaho Power Company Retirement Plan is a qualified, defined benefit pension plan for all regular employees of Idaho Power Company, its subsidiaries and affiliate companies. The plan was established in 1943 to help employees meet an important long-term goal - building for financial security at retirement. Idaho Power makes all contributions to the plan. The dollar amount of the contribution is determined each year based on an actuarial evaluation.

Eligibility Standards

          Regular, temporary and part-time employees who are 18 years of age or older are eligible to participate once they complete 12 consecutive months of employment. Participation begins the first day of the month after meeting this requirement.

Vesting

          Employees become vested and eligible for benefits under the plan after completing 60 months of credited service.

Retirement Age

          Under the terms of the plan, normal retirement is at age 65; however, an employee may retire at age 62 without a reduction in pension benefits. Employees are eligible for early retirement when

●	they have reached the age of 55 and have 10 years of credited service or

●	they have 30 years of credited service.

          Employees electing to retire before reaching age 62 receive a reduced benefit calculated as follows:

Exact Age When	Reduced Benefit as a
Payments Begin	Percentage of Earned Pension
61	96%
60	92%
59	87%
58	82%
57	77%
56	72%
55	67%
54	62%
53	57%
52	52%
51	47%
50	42%
49	38%
48	34%

Benefits Formula

          Plan benefits for employees age 62 or older at the time of retirement are calculated based upon 1.5% of their final average earnings multiplied by their years of credited service. Final average earnings is the average total wages – base pay plus short-term incentive plus overtime – during the highest 60 consecutive months in the final 120 months of service.

          Plan benefits for employees who at the time of retirement are under the age of 62 are calculated based upon this same formula and are then reduced using the appropriate early retirement factor.

Joint and Survivor Options

          Employees who have a spouse at retirement have a survivor option at an amount equal to 50%, 66 2/3% or 100% of the employee’s benefit, or they may choose a single life benefit. Under the survivor options, the benefit payments are reduced to allow payments for the longer of two lives. The reduction factor is determined by the age difference between the employee and spouse. Under a single life benefit, no benefits will be payable to the spouse after the employee’s death.

          The spouse is protected if the employee dies after being vested in the plan but before retirement. The spouse will receive a lifetime benefit payment equal to 50% of the benefit payment the employee had earned at the date of death. This benefit payment is calculated without an early retirement reduction and is not reduced for the age difference between the employee and the spouse. Payment commences on the date the employee could have retired had he survived. If the employee has 10 or more years of service at the time of death, payments would begin at age 55. With less than 10 years of service, payments would begin at age 65.

Policy on Granting Extra Years of Credited Service

          We do not have a policy on granting extra years of credited service under the plan and have not granted any extra years of credited service under the plan.

Idaho Power Company Security Plans for Senior Management Employees

          The Idaho Power Company Security Plans for Senior Management Employees are nonqualified defined benefit plans. To meet the requirements of Section 409A of the Internal Revenue Code and to take advantage of grandfathering rules under that section, which exclude from Section 409A’s coverage certain deferrals made before January 1, 2005, we divided our original plan into two plans, which we refer to as Security Plan I and Security Plan II. Security Plan I governs grandfathered benefits and Security Plan II governs non-grandfathered benefits, which are subject to Section 409A. Benefits under Security Plan I are limited to the present value of the benefits that would have been paid under the plan if the participant had terminated employment on December 31, 2004. Benefits under Security Plan II are based on services through the date of termination and are reduced by benefits under Security Plan I.

          Two of the key differences between the plans are

●	if required to comply with Section 409A of the Internal Revenue Code, payment of benefits under Security Plan II may be delayed for six months following termination of employment and

●
Security Plan I contains a 10% “haircut” provision, which allows participants to elect to receive their benefits early in exchange for a 10% reduction in their benefits and cessation of further benefit accruals.

Purpose

          The purpose of the plans is to provide supplemental retirement benefits for certain key employees. It is intended that the plans will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits.

Eligibility Standards

          Security Plan II was amended in November 2009 to limit eligibility to participate in the plan after December 31, 2009 to Idaho Power officers and key employees with a pay grade of S4. Key employees participating in Security Plan II as of December 31, 2009 may continue participating in the plan if they maintain a senior manager or officer pay grade during their continuous employment with Idaho Power. Before Security Plan II was amended, eligibility to participate in the plans was limited to those key employees who were designated by their employers and approved by the plans’ administrative committees. The plans’ administrative committees are made up of the chief executive officer and a committee of individuals that is approved by the compensation committee. Participation in the plan by Section 16 officers is approved in advance by the compensation committee.

Vesting

          Employees who were participants as of December 31, 2009 are 100% vested. New plan participants after December 31, 2009 become 100% vested in their benefits only after five years of participation, with no partial vesting before that time.

Retirement Age

          Under the terms of the plans, normal retirement age, which is the earliest age at which a participant may retire without a reduction in benefits, is 62.

          Participants are eligible for early retirement when they have

●	reached the age of 55 or

●	completed 30 years of credited service under the Idaho Power Company Retirement Plan.

Benefit Commencement

          If a participant terminates employment on or after attaining normal retirement age or after satisfying the early retirement conditions, benefits commence on the first day of the month following the termination date unless the participant is a “specified employee,” as that term is used in Section 409A of the Internal Revenue Code, in which case commencement of benefits under Security Plan II is delayed for six months from the date of termination or until the participant’s death, if earlier. Benefits provided to participants whose employment terminates, other than due to death, before attaining early retirement eligibility commence on the first day of the month following attainment of age 55, provided that if the participant is a specified employee, benefits under Security Plan II may not be paid within six months following termination of employment except in the event of death.

Benefits Formula

          Normal retirement benefits equal the participant’s “target retirement percentage” multiplied by the participant’s final average monthly compensation less the amount of the participant’s retirement benefits under the Idaho Power Company Retirement Plan. For participants in Security Plan II as of December 31, 2009, the target retirement percentage is 6% for each of the first ten years of participation plus an additional 1% for each year in excess of 10 years, with a maximum target retirement percentage of 75%. For new plan participants after December 31, 2009, the target retirement percentage is equal to five percent for each of the first 10 years of participation plus an additional one percent for each year in excess of 10 years, with a maximum target retirement percentage of 65%. Effective January 1, 2018, the reduced target retirement percentage will apply to all participants in Security Plan II who are Idaho Power officers or employees with a pay grade of S4, regardless of when they commenced participation in the plan, but this change will not reduce the benefits accrued by these participants as of December 31, 2017. Effective December 31, 2017, the target retirement percentage accrued under Security Plan II for all other participants will be frozen. Final average monthly compensation is based on the participant’s base salary plus short-term incentive, which may not exceed one times base salary for the year in which the short-term incentive was paid, during the 60 consecutive months in the final 120 months of service in which the participant’s compensation was the highest. Final average monthly compensation does not include compensation paid to a participant pursuant to a written severance agreement.

          Early retirement benefits equal the participant’s “target retirement percentage” multiplied by the participant’s “early retirement factor” and by the participant’s final average monthly compensation, less the amount of the participant’s retirement benefit under the Idaho Power Company Retirement Plan. The early retirement factor under Security Plan I is

Exact Age When	Early Retirement
Payments Begin	Factor
61	96%
60	92%
59	87%
58	82%
57	77%
56	72%
55	67%

          Under Security Plan II, retirement benefits are reduced in the same manner as under Security Plan I if the termination qualifies as early retirement or if the termination occurs within a limited period following a change in control.

          Plan benefits for participants who are not eligible for early retirement benefits and, under Security Plan II, who do not terminate within the limited period following a change in control are further reduced by a fraction, the numerator of which is their actual years of participation and the denominator of which is the number of years of participation they would have had at normal retirement.

Limit on Benefits under Security Plan I

          To comply with grandfathering rules under Section 409A of the Internal Revenue Code, a participant’s benefit under Security Plan I is determined based on the participant’s average monthly compensation, age and years of participation as of December 31, 2004 and is limited to the present value of the amount to which the participant would have been entitled under the plan had termination occurred on December 31, 2004. For this purpose, it is assumed the benefits would have been paid at the earliest possible date allowed under the plan. Benefits under Security Plan I may not be increased by events occurring after December 31, 2004, such as a change in control or increases in age, compensation or years of participation.

Form of Payment

          Benefits under the plans are paid as a single life annuity unless the participant dies before benefits commence or the participant elects to receive actuarial equivalent payments in the form of a joint and survivor annuity. The two forms of joint and survivor annuity offered are a joint and survivor annuity with payments continued to the surviving spouse at an amount equal to 50% of the participant’s benefit and a joint and survivor annuity with payments continued to the surviving spouse at an amount equal to 66 2/3% of the participant’s benefit. Under a single life annuity no benefits will be payable to the spouse after the participant’s death. The survivor option is subject to an actuarial reduction in the benefit amount.

          The spouse is protected if the participant dies before retirement or after termination of employment but before commencement of benefits. The surviving spouse will receive a benefit equal to 66 2/3% of the participant’s benefit calculated pursuant to the benefits formula discussed above and assuming death occurred at the later of age 62 or the date of death. If the surviving spouse was ten or more years younger than the participant, the monthly survivor benefit will be reduced using the actuarial equivalent factors determined by an actuary using generally accepted actuarial assumptions, methods and factors to reflect the number of years over ten that the spouse is younger than the participant. Under Security Plan I, if the participant is married on the date of death, the benefits are paid for the life of the spouse. If the participant is unmarried on the date of death, the benefits under Security Plan I are paid to the participant’s beneficiary in a lump sum that is the actuarial equivalent of the value of a death benefit payable to an assumed spouse the same age as the participant. These payments commence on the first day of the month following the date of death. Under Security Plan II, the benefits are always paid in the form of a lump sum within 90 days after the date of death.

Policy on Granting Extra Years of Credited Service

          The plans are unfunded and non-qualified with the intention of providing deferred compensation benefits for a select group of “management or highly compensated employees” within the meaning of sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended, and are therefore exempt from the provisions of Parts 2, 3 and 4 of Title I of the act. As such, the company is permitted to provide extra years of credited service, which the plans refer to as years of participation, at its discretion, but has not done so.

Named Executive Officers Eligible For Early Retirement

          Mr. Keen was eligible for early retirement under the Idaho Power Company Retirement Plan, Security Plan I and Security Plan II as of December 31, 2009 because he was over the age of 55 and had 36 years of credited service. Mr. Gale was eligible for early retirement under the Idaho Power Company Retirement Plan, Security Plan I and Security Plan II as of December 31, 2009 because he was over the age of 55 and had 26 years of credited service.

NONQUALIFIED DEFERRED COMPENSATION FOR 2009
	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in	Withdrawals/	Balance
	Last FY	Last FY	Last FY	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
J. LaMont Keen
Darrel T. Anderson			76		10,006
Daniel B. Minor
Rex Blackburn
John R. Gale
James C. Miller

          The Idaho Power Company Executive Deferred Compensation Plan is a non-qualified, unfunded supplemental deferred compensation plan for a select group of highly compensated employees. As an unfunded plan, it is intended for a select group of “management or highly compensated employees” within the meaning of sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974 and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of that act.

          To comply with the requirements of Section 409A of the Internal Revenue Code, and to take advantage of grandfathering rules under that section, the plan distinguishes between amounts that are subject to Section 409A and amounts that are not.

Eligibility Standards

          The compensation committee designates from time to time which key employees of Idaho Power Company and its affiliates are eligible to participate in the plan. In selecting eligible employees, the committee considers the position and responsibilities of such individuals, the value of their services and other factors the committee deems pertinent. The committee may rescind its designation of an eligible employee and discontinue an employee’s future participation in the plan at any time.

Deferred Compensation

          Prior to 2009, the plan permitted a participant to defer up to 100% of base salary and up to 100% of any short-term incentive. Effective January 1, 2009, the plan permits a participant to defer up to 50% of base salary and up to 50% of any short-term incentive.

Accounts

          Participants’ interests in the plan are reflected in bookkeeping accounts representing unfunded and unsecured obligations of the company. The amount deferred by a participant is credited to the participant’s bookkeeping account, and the participant selects how the amounts in the account are deemed invested. We contribute the deferred amounts to a trust and the trust assets are used to satisfy plan obligations. The assets of the trust would be subject to the claims of our creditors if we were to become insolvent or file for bankruptcy.

Investment Options

          The investment options available to participants are the same as those investments permitted under the Idaho Power Company Employee Savings Plan, which is our 401(k) plan. Participants are able to change fund investments on a daily basis.

Distribution

          The portion of a participant’s account that is not subject to Section 409A is distributed on the earliest of the following events:

●	the participant’s death

●	the participant’s termination of employment

●	the participant’s disability or

●	termination of the plan.

          Participants may also elect to receive this portion of their accounts at any time, subject to a 10% reduction.

          The portion of a participant’s account that is subject to Section 409A is distributed on the earliest of the following events:

●	the participant’s death

●	the participant’s termination of employment or

●	the participant’s disability.

          If required to comply with Section 409A, distribution of this portion of a participant’s account may be delayed for six months following the participant’s termination of employment. In limited circumstances, this portion of a participant’s account may be distributed upon plan terminations.

          Participants may request earlier distribution in the case of an unforeseeable emergency.

          Distributions may be made either in one lump sum or in five annual installments, as selected by the participant. With respect to the portion of the participant’s account that is not subject to Section 409A, this selection must be made at least one year prior to the occurrence of the event triggering payment. With respect to the portion of the participant’s account that is subject to Section 409A, this selection generally must be made before the year in which the services that give rise to the base salary or short-term incentive being deferred are provided.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

          The tables below show the payments and benefits our named executive officers would receive in connection with a variety of employment termination scenarios and upon a change in control. We assumed the change in control occurred on December 31, 2009. Except for Mr. Miller, we also assumed the terminations occurred on December 31, 2009. For Mr. Miller, we describe the actual payments and benefits he received, or became eligible to receive, in connection with his termination of employment on August 31, 2009. All of the payments and benefits described below would be provided by IDACORP or Idaho Power Company.

          The tables do not include base salary and short-term incentive awards, to the extent earned due to employment through December 31, 2009. In addition, the tables exclude compensation or benefits provided under plans or arrangements that do not discriminate in favor of the named executive officers and that are generally available to all salaried employees. These include benefits under our qualified defined benefit pension plan, post-retirement health care benefits, life insurance and disability benefits. The tables also do not include the amounts reported in the Nonqualified Deferred Compensation for 2009 table. See the Nonqualified Deferred Compensation for 2009 table and the accompanying narrative for a description of accumulated benefits under our non-qualified deferred compensation plans.

          The IDACORP Restricted Stock Plan and the IDACORP 2000 Long-Term Incentive and Compensation Plan and/or the award agreements provide that, except for retirement with the approval of the compensation committee, death, disability or change in control, all unvested shares, whether time vesting or performance shares, are forfeited upon termination. In the event of retirement with the approval of the compensation committee, death or disability, the named executive officer receives a prorated number of shares based on the number of full months employed during the restricted/performance period. For time vesting restricted stock, the prorated shares vest at termination. In the case of performance shares, the performance goals must be met at some level before the shares vest and vesting only occurs after completion of the performance period. For purposes of these tables, we have assumed target performance levels would be achieved. Although vesting would not occur until after completion of the performance period, the amounts shown in the tables were not reduced to reflect the present value of the performance shares that could vest. In the event of a change in control, the restrictions on the time vesting restricted stock are deemed to have expired and the payout opportunity on the performance shares is deemed to have been achieved at the target level. Dividend equivalents attributable to earned performance shares would also be paid. Dividend equivalents accrued through December 31, 2009 are included in the amounts shown.

          The award agreements provide that all unvested options are forfeited upon termination of employment. The IDACORP 2000 Long-Term Incentive and Compensation Plan also provides that all unvested options vest upon a change in control.

          The values for the performance shares and, except for Mr. Miller, the time-vesting restricted stock, in the following tables were determined by multiplying the applicable number of shares times $31.95, which was the closing price of IDACORP common stock on December 31, 2009. The values for Mr. Miller’s time-vesting restricted stock were determined based on the share price of $28.48, which was the closing price of IDACORP common stock on August 31, 2009, the date of his termination of employment.

J. LaMont Keen

										Not for Cause
										or Constructive
									Change in	Discharge		13th Month
Executive Benefits and									Control	Termination		Trigger
Payments Upon	Voluntary		Not for Cause		For Cause		Death or		(without	(Change in		(Change in
Termination or	Termination		Termination		Termination		Disability		termination)	Control)		Control)
Change in Control	($)		($)		($)		($)		($)	($)		($)
(a)	(b)1		(c)2		(d)2		(e)		(f)	(g)		(h)
Compensation:
Base Salary										1,500,000	3	919,845	4
Short-Term Incentive
Plan 2009										1,200,000	3	800,000	4
Restricted Stock -
Time Vesting 2/22/07	181,636	5					181,636	5	181,636	181,636		181,636
Performance Shares-
CEPS/TSR 2/22/07	404,204	6					404,204	6	404,204	404,204		404,204
Restricted Stock -
Time Vesting 2/21/08	182,786	7					182,786	7	282,470	282,470		282,470
Performance Shares-
CEPS/TSR 2/21/08	404,918	8					404,918	8	607,377	607,377		607,377
Restricted Stock -
Time Vesting 2/24/09	99,588	9					99,588	9	338,574	338,574		338,574
Performance Shares-
CEPS/TSR 2/24/09	234,172	10					234,172	10	702,548	702,548		702,548
Option Award
1/20/0518									9,792	9,792		9,792
Benefits and Perquisites:
Security Plan I	1,132,766	11	1,132,766	11	1,132,766	11	656,483	12		1,132,766	17	1,132,766	17
Security Plan II	3,937,292	11	3,937,292	11	3,937,292	11	4,161,460	12		3,937,292	17	3,937,292	17
Continuation of
Welfare Benefits										48,489	13	36,609	14
Outplacement
Services										12,000	15
280G Tax Gross-up										1,808,238	16		19
Total:	6,577,362		5,070,058		5,070,058		6,325,247		2,526,601	12,165,386		9,353,113

1
As of the voluntary termination date of December 31, 2009, Mr. Keen had in excess of 30 years of credited service and therefore was eligible for early retirement under Security Plan I and Security Plan II. To illustrate potential termination-related benefits, we have assumed Mr. Keen’s voluntary termination would constitute retirement with approval of the compensation committee for purposes of his time vesting restricted stock and performance share awards.

2
We assumed a not for cause termination and a for cause termination would not constitute retirement with approval of the compensation committee for purposes of Mr. Keen’s time vesting restricted stock and performance share awards.

3	Mr. Keen’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount.
4	The 13th month trigger provision in Mr. Keen’s change in control agreement provides for the payment of two-thirds of his severance payment. Base salary was reduced by $80,155 to avoid excise tax.
5	Mr. Keen would receive full vesting of his 2007 time vesting restricted stock award of 5,685 shares. The dollar amount is determined by multiplying 5,685 shares times $31.95.
6
Mr. Keen would receive vesting assuming the performance goals are met. This 2007 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (11,370 shares) valued at $31.95 per share and includes the cash payment of dividend equivalents.

7
Mr. Keen would receive pro rata vesting (22 of 34 months or 64.71%) of his 2008 time vesting restricted stock award of 8,841 shares. The dollar amount is determined by multiplying 5,721 shares times $31.95.

8
Mr. Keen would receive pro rata vesting (24 of 36 months) assuming the performance goals are met. This 2008 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (17,682 shares) with pro rata vesting of 11,788 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

9
Mr. Keen would receive pro rata vesting (10 of 34 months or 29.41%) of his 2009 time vesting restricted stock award of 10,597 shares. The dollar amount is determined by multiplying 3,117 shares times $31.95.

10
Mr. Keen would receive pro rata vesting (12 of 36 months) assuming the performance goals are met. This 2009 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (21,193 shares) with pro rata vesting of 7,064 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

11
The values shown represent the present value of the Security Plan I and Security Plan II benefit based on retirement at 57 years, 8 months for Mr. Keen and termination as of December 31, 2009. We used a discount rate of 5.9% and the RP-2000 Annuitant Mortality Table projected to 2017. Payments would begin in January 2010 under Security Plan I and July 2010 under Security Plan II.

12
The values shown represent the present value of the Security Plan I and Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation shall be credited to a participant who is receiving disability benefits at the full time equivalent rate of pay that was being earned immediately prior to becoming disabled.

13	Mr. Keen’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
14
The 13th month trigger provision in Mr. Keen’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.

15	Mr. Keen’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12 month period.
16	The values shown assume an incremental overall tax rate of 42.066% increased by the Internal Revenue Code section 4999 excise tax of 20%.
17
Mr. Keen’s benefits under Security Plan I and Security Plan II would not be enhanced due to a termination within a change in control period. However, Mr. Keen would be entitled to benefits under these plans upon a termination as of December 31, 2009.

18	The option values have been calculated by multiplying the number of unvested options that vest (4,451) by the difference between (1) the stock price of $31.95 and (2) the exercise price of $29.75.
19
The change in control agreement provides for a 15% reduction in parachute payment if this reduction will avoid an excise tax. In Mr. Keen’s case for the 13th month trigger an $80,155 reduction will reduce the parachute payment below the threshold and avoid an excise tax.

Darrel T. Anderson

										Not for Cause
										or Constructive
									Change in	Discharge		13th Month
Executive Benefits and									Control	Termination		Trigger
Payments Upon	Voluntary		Not for Cause		For Cause		Death or		(without	(Change in		(Change in
Termination or	Termination		Termination		Termination		Disability		termination)	Control)		Control)
Change in Control	($)		($)		($)		($)		($)	($)		($)
(a)	(b)		(c)		(d)		(e)		(f)	(g)		(h)

Compensation:
Base Salary										850,000	1	566,667	2
Short-Term Incentive
Plan 2009										425,000	1	283,333	2
Restricted Stock -
Time Vesting 2/22/07							70,386	3	70,386	70,386		70,386
Performance Shares-
CEPS/TSR 2/22/07							156,633	4	156,633	156,633		156,633
Restricted Stock -
Time Vesting 2/21/08							69,044	5	106,713	106,713		106,713
Performance Shares-
CEPS/TSR 2/21/08							152,961	6	229,458	229,458		229,458
Restricted Stock -
Time Vesting 2/24/09							37,605	7	127,896	127,896		127,896
Performance Shares-
CEPS/TSR 2/24/09							88,477	8	265,432	265,432		265,432
Option Award
1/20/0517									3,379	3,379		3,379

Benefits and Perquisites:
Security Plan I	121,920	9	121,920	9	121,920	9	113,824	10		121,920	16	121,920	16
Security Plan II	778,315	9	778,315	9	778,315	9	2,637,247	10		1,690,081	11	1,690,081	11
Continuation of
Welfare Benefits										30,776	12	23,157	13
Outplacement Services										12,000	14
280G Tax Gross-up										1,247,162	15	1,011,751	15
Total:	900,235		900,235		900,235		3,326,177		959,897	5,336,836		4,656,806

1	Mr. Anderson’s change in control agreement provides for a lump sum severance cash payment of 2.5 times his base salary and short-term incentive plan target amount for 2009.
2	The 13th month trigger provision in Mr. Anderson’s change in control agreement provides for the payment of two-thirds of his severance payment.
3	Mr. Anderson would receive full vesting of his 2007 time vesting restricted stock award of 2,203 shares. The dollar amount is determined by multiplying 2,203 shares times $31.95.
4
Mr. Anderson would receive vesting assuming the performance goals are met. This 2007 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (4,406 shares) valued at $31.95 per share and includes the cash payment of dividend equivalents.

5
Mr. Anderson would receive pro rata vesting (22 of 34 months or 64.71%) of his 2008 time vesting restricted stock award of 3,340 shares. The dollar amount is determined by multiplying 2,161 shares times $31.95.

6
Mr. Anderson would receive pro rata vesting (24 of 36 months) assuming the performance goals are met. This 2008 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (6,680 shares) with pro rata vesting of 4,453 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

7
Mr. Anderson would receive pro rata vesting (10 of 34 months or 29.41%) of his 2009 time vesting restricted stock award of 4,003 shares. The dollar amount is determined by multiplying 1,177 shares times $31.95.

8
Mr. Anderson would receive pro rata vesting (12 of 36 months) assuming the performance goals are met. This 2009 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (8,007 shares) with pro rata vesting of 2,669 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

9
The values shown represent the present value of the Security Plan I and Security Plan II benefit based on his actual age and benefit commencement at the age of 55 for Mr. Anderson and termination as of December 31, 2009. We used a discount rate of 5.9% and the RP-2000 Annuitant Mortality Table projected to 2017. Payments would begin when Mr. Anderson reaches the age of 55.

10
The values shown represent the present value of the Security Plan I and Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation shall be credited to a participant who is receiving disability benefits at the full time equivalent rate of pay that was being earned immediately prior to becoming disabled.

11
Under Security Plan II, if employment is terminated within a change in control period prior to the named executive’s normal retirement, the benefit is calculated using age 55 or the named executive’s age at termination if greater than 55. The values shown were determined as described in footnote 9, except it was assumed Mr. Anderson was 55 as of December 31, 2009.

12	Mr. Anderson’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
13
The 13th month trigger provision in Mr. Anderson’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.

14	Mr. Anderson’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12 month period.
15	The values shown assume an incremental overall tax rate of 42.066% increased by the Internal Revenue Code section 4999 excise tax of 20%.
16
Mr. Anderson’s benefits under Security Plan I would not be enhanced due to a termination within a change in control period. However, Mr. Anderson would be entitled to benefits under this plan upon a termination as of December 31, 2009.

17	The option values have been calculated by multiplying the number of unvested options that vest (1,536) by the difference between (1) the stock price of $31.95 and (2) the exercise price of $29.75.

Daniel B. Minor

										Not for Cause
										or Constructive
									Change in	Discharge		13th Month
Executive Benefits and									Control	Termination		Trigger
Payments Upon	Voluntary		Not for Cause		For Cause		Death or		(without	(Change in		(Change in
Termination or	Termination		Termination		Termination		Disability		termination)	Control)		Control)
Change in Control	($)		($)		($)		($)		($)	($)		($)
(a)	(b)		(c)		(d)		(e)		(f)	(g)		(h)

Compensation:
Base Salary										850,000	1	566,667	2
Short-Term Incentive
Plan 2009										323,288	1	215,525	2
Restricted Stock -
Time Vesting 2/22/07							49,043	3	49,043	49,043		49,043
Performance Shares-
CEPS/TSR 2/22/07							109,139	4	109,139	109,139		109,139
Restricted Stock -
Time Vesting 2/21/08							45,816	5	70,801	70,801		70,801
Performance Shares
-CEPS/TSR 2/21/08							101,504	6	152,239	152,239		152,239
Restricted Stock -
Time Vesting 2/24/09							24,953	7	84,859	84,859		84,859
Performance Shares-
CEPS/TSR 2/24/09							58,709	8	176,093	176,093		176,093
Option Award
1/20/0516									2,886	2,886		2,886

Benefits and Perquisites:
Security Plan I
Security Plan II	356,758	9	356,758	9	356,758	9	1,539,287	10		1,169,510	11	1,169,510	11
Continuation of
Welfare Benefits										26,102	12	19,676	13
Outplacement Services										12,000	14
280G Tax Gross-up										1,104,220	15	886,765	15
Total:	356,758		356,758		356,758		1,928,451		645,060	4,130,180		3,503,203

1
Mr. Minor’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount for 2009. Mr. Minor’s short-term incentive plan target amount was calculated using base salary and short-term incentive plan target amounts prorated as of October 3, 2009 as a result of his promotion.

2	The 13th month trigger provision in Mr. Minor’s change in control agreement provides for the payment of two-thirds of his severance payment.
3	Mr. Minor would receive full vesting of his 2007 time vesting restricted stock award of 1,535 shares. The dollar amount is determined by multiplying 1,535 shares times $31.95.
4
Mr. Minor would receive vesting assuming the performance goals are met. This 2007 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (3,070 shares) valued at $31.95 per share and includes the cash payment of dividend equivalents.

5
Mr. Minor would receive pro rata vesting (22 of 34 months or 64.71%) of his 2008 time vesting restricted stock award of 2,216 shares. The dollar amount is determined by multiplying 1,434 shares times $31.95.

6
Mr. Minor would receive pro rata vesting (24 of 36 months) assuming the performance goals are met. This 2008 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (4,432 shares) with pro rata vesting of 2,955 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

7
Mr. Minor would receive pro rata vesting (10 of 34 months or 29.41%) of his 2009 time vesting restricted stock award of 2,656 shares. The dollar amount is determined by multiplying 781 shares times $31.95.

8
Mr. Minor would receive pro rata vesting (12 of 36 months) assuming the performance goals are met. This 2009 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (5,312 shares) with pro rata vesting of 1,771 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

9
The values shown represent the present value of the Security Plan II benefit based on his actual age and benefit commencement at age 55 for Mr. Minor and termination as of December 31, 2009. We used a discount rate of 5.9% and the RP-2000 Annuitant Mortality Table projected to 2017. Payments would begin when Mr. Minor reaches the age of 55.

10
The values shown represent the present value of the Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation, and compensation shall be credited to a participant who is receiving disability benefits at the full time equivalent rate of pay that was being earned immediately prior to becoming disabled.

11
Under Security Plan II, if employment is terminated within a change in control period prior to the named executive’s normal retirement, the benefit is calculated using age 55 or the named executive’s age at termination if greater than 55. The values shown were determined as described in footnote 9, except it was assumed Mr. Minor was 55 as of December 31, 2009.

12	Mr. Minor’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
13
The 13th month trigger provision in Mr. Minor’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.

14	Mr. Minor’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12 month period.
15	The values shown assume an incremental overall tax rate of 42.066% increased by the Internal Revenue Code section 4999 excise tax of 20%.
16	The option values have been calculated by multiplying the number of unvested options that vest (1,312) by the difference between (1) the stock price of $31.95 and (2) the exercise price of $29.75.

Rex Blackburn

										Not for Cause
										or Constructive
									Change in	Discharge		13th Month
Executive Benefits and									Control	Termination		Trigger
Payments Upon	Voluntary		Not for Cause		For Cause		Death or		(without	(Change in		(Change in
Termination or	Termination		Termination		Termination		Disability		termination)	Control)		Control)
Change in Control	($)		($)		($)		($)		($)	($)		($)
(a)	(b)		(c)		(d)		(e)		(f)	(g)		(h)

Compensation:
Base Salary										517,913	1	345,275	2
Short-Term Incentive
Plan 2009										195,768	1	130,512	2
Restricted Stock -
Time Vesting 2/21/08							7,221	3	11,151	11,151		11,151
Performance Shares-
CEPS/TSR 2/21/08							16,007	4	24,011	24,011		24,011
Restricted Stock -
Time Vesting 2/24/09							18,499	5	62,910	62,910		62,910
Performance Shares-
CEPS/TSR 2/24/09							43,526	6	130,545	130,545		130,545

Benefits and Perquisites:
Security Plan I
Security Plan II	47,137	7	47,137	7	47,137	7	244,534	8		218,394	9	218,394	9
Continuation of
Welfare Benefits										37,591	10	28,202	11
Outplacement Services										12,000	12
280G Tax Gross-up										483,922	13	352,039	13
Total:	47,137		47,137		47,137		329,787		228,617	1,694,204		1,303,039

1	Mr. Blackburn’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount for 2009.
2	The 13th month trigger provision in Mr. Blackburn’s change in control agreement provides for the payment of two-thirds of his severance payment.
3
Mr. Blackburn would receive pro rata vesting (22 of 34 months or 64.71%) of his 2008 time vesting restricted stock award of 349 shares. The dollar amount is determined by multiplying 226 shares times $31.95.

4
Mr. Blackburn would receive pro rata vesting (24 of 36 months) assuming the performance goals are met. This 2008 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (699 shares) with pro rata vesting of 466 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

5
Mr. Blackburn would receive pro rata vesting (10 of 34 months or 29.41%) of his 2009 time vesting restricted stock award of 1,969 shares. The dollar amount is determined by multiplying 579 shares times $31.95.

6
Mr. Blackburn would receive pro rata vesting (12 of 36 months) assuming the performance goals are met. This 2009 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (3,938 shares) with pro rata vesting of 1,313 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

7
The values shown represent the present value of the Security Plan II benefit based on his actual age and benefit commencement at age 55 for Mr. Blackburn and termination as of December 31, 2009. We used a discount rate of 5.9% and the RP-2000 Annuitant Mortality Table projected to 2017. Payments would begin when Mr. Blackburn reaches the age of 55.

8
The values shown represent the present value of the Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation, and compensation shall be credited to a participant who is receiving disability benefits at the full time equivalent rate of pay that was being earned immediately prior to becoming disabled.

9
Under Security Plan II, if employment is terminated within a change in control period prior to the named executive’s normal retirement, the benefit is calculated using age 55 or the named executive’s age at termination if greater than 55. The values shown were determined as described in footnote 7, except it was assumed Mr. Blackburn was 55 as of December 31, 2009.

10
Mr. Blackburn’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.

11
The 13th month trigger provision in Mr. Blackburn’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.

12	Mr. Blackburn’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12 month period.
13	The values shown assume an incremental overall tax rate of 42.066% increased by the Internal Revenue Code section 4999 excise tax of 20%.

John R. Gale

										Not for Cause
										or Constructive
									Change in	Discharge		13th Month
Executive Benefits and									Control	Termination		Trigger
Payments Upon	Voluntary		Not for Cause		For Cause		Death or		(without	(Change in		(Change in
Termination or	Termination		Termination		Termination		Disability		termination)	Control)		Control)
Change in Control	($)		($)		($)		($)		($)	($)		($)
(a)	(b)1		(c)2		(d)2		(e)		(f)	(g)		(h)

Compensation:
Base Salary										531,414	3	383,333	4
Short-Term Incentive
Plan 2009										172,500	3	115,000	4
Restricted Stock -
Time Vesting 2/22/07	29,969	5					29,969	5	29,969	29,969		29,969
Performance Shares-
CEPS/TSR 2/22/07	66,692	6					66,692	6	66,692	66,692		66,692
Restricted Stock -
Time Vesting 2/21/08	23,355	7					23,355	7	36,104	36,104		36,104
Performance Shares-
CEPS/TSR 2/21/08	51,731	8					51,731	8	77,597	77,597		77,597
Restricted Stock -
Time Vesting 2/24/09	12,716	9					12,716	9	43,260	43,260		43,260
Performance Shares-
CEPS/TSR 2/24/09	29,934	10					29,934	10	89,803	89,803		89,803
Option Award 1/20/0518									1,848	1,848		1,848

Benefits and Perquisites:
Security Plan I	151,136	11	151,136	11	151,136	11	79,969	12		151,136	16	151,136	16
Security Plan II	1,026,092	11	1,026,092	11	1,026,092	11	954,512	12		1,026,092	16	1,026,092	16
Continuation of
Welfare Benefits										28,899	13	21,807	14
Outplacement Services										12,000	15
280G Tax Gross-up										17		17
Total:	1,391,625		1,177,228		1,177,228		1,248,878		345,273	2,267,314		2,042,641

1
As of the voluntary termination date of December 31, 2009, Mr. Gale was over the age of 55 and is eligible for early retirement under the terms of Security Plan I and Security Plan II. To illustrate potential termination-related benefits, we have assumed Mr. Gale’s voluntary termination would constitute retirement with approval of the compensation committee for purposes of his time vesting restricted stock and performance share awards.

2
We assumed a not for cause termination and a for cause termination would not constitute retirement with approval of the compensation committee for purposes of Mr. Gale’s time vesting restricted stock and performance share awards.

3
Mr. Gale’s change in control agreement provides for a lump sum cash severance payment of 2.5 times his base salary and short-term incentive plan target amount for 2009 minus $43,586 for a best-net reduction provision in the agreement.

4	The 13th month trigger provision in Mr. Gale’s change in control agreement provides for the payment of two-thirds of his severance payment.
5	Mr. Gale would receive full vesting of his 2007 time vesting restricted stock award of 938 shares. The dollar amount is determined by multiplying 938 shares times $31.95.

6
Mr. Gale would receive vesting assuming the performance goals are met. This 2007 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (1,876 shares) valued at $31.95 per share and includes the cash payment of dividend equivalents.

7
Mr. Gale would receive pro rata vesting (22 of 34 months or 64.71%) of his 2008 time vesting restricted stock award of 1,130 shares. The dollar amount is determined by multiplying 731 shares times $31.95.

8
Mr. Gale would receive pro rata vesting (24 of 36 months) assuming the performance goals are met. This 2008 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (2,259 shares) with pro rata vesting of 1,506 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

9
Mr. Gale would receive pro rata vesting (10 of 34 months or 29.41%) of his 2009 time vesting restricted stock award of 1,354 shares. The dollar amount is determined by multiplying 398 shares times $31.95.

10
Mr. Gale would receive pro rata vesting (12 of 36 months) assuming the performance goals are met. This 2009 performance share award had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. This dollar amount assumes the company achieves the target level (2,709 shares) with pro rata vesting of 903 shares valued at $31.95 per share and includes the cash payment of dividend equivalents.

11
The values shown represent the present value of the Security Plan I and Security Plan II benefit based on retirement at 59 years for Mr. Gale and termination as of December 31, 2009. We used a discount rate of 5.9% and the RP-2000 Annuitant Mortality Table projected to 2017. Payments would begin in January of 2010 under Security Plan I and July 2010 under Security Plan II.

12
The values shown represent the present value of the Security Plan I and Security Plan II death benefits. During a period of disability, a participant will continue to accrue years of participation under Security Plan II, and compensation shall be credited to a participant who is receiving disability benefits at the full time equivalent rate of pay that was being earned immediately prior to becoming disabled.

13	Mr. Gale’s change in control agreement provides for the continuation of welfare benefits for a period of 24 months. The value shown represents the cost to the company of continuing these benefits.
14
The 13th month trigger provision in Mr. Gale’s change in control agreement provides for the continuation of welfare benefits for a period of 18 months. The value shown represents the cost to the company of continuing these benefits.

15	Mr. Gale’s change in control agreement provides for outplacement services commencing within 12 months of a change in control up to a maximum of $12,000 for a 12 month period.
16
Mr. Gale’s benefits under Security Plan I and Security Plan II would not be enhanced due to a termination within a change in control period. However, Mr. Gale would be entitled to benefits under these plans payable upon termination as of December 31, 2009.

17
The company may make a gross-up payment to Mr. Gale if he receives a claim from the Internal Revenue Service that, if successful, would require Mr. Gale to pay an excise tax in connection with any “excess parachute payments,” as that term is described in Internal Revenue Code Section 280G.

18	The option values have been calculated by multiplying the number of unvested options that vest (840) by the difference between (1) the stock price of $31.95 and (2) the exercise price of $29.75.

James C. Miller

								Not for Cause or
								Constructive
						Change in		Discharge	13th Month
Executive Benefits and						Control		Termination	Trigger
Payments Upon	Voluntary		Not for Cause	For Cause	Death or	(without		(Change in	(Change in
Termination or	Termination		Termination	Termination	Disability	termination)		Control)	Control)
Change in Control	($)		($)	($)	($)	($)		($)	($)
(a)	(b)1		(c)	(d)	(e)	(f)		(g)	(h)
Compensation:
Cash Severance	450,000
Flex Time Off Cash
Payment	32,688
Short-Term Incentive
Plan 2009
Restricted Stock -
Time Vesting 2/22/07	42,122	2
Performance Shares-
CEPS/TSR 2/22/07	105,939	2				105,939	3
Restricted Stock -
Time Vesting 2/21/08	34,546	2
Performance Shares-
CEPS/TSR 2/21/08	87,455	2				87,455	3
Restricted Stock -
Time Vesting 2/24/09	13,784	2
Performance Shares-
CEPS/TSR 2/24/09	40,443	2				40,443	3
Option Award 1/20/054

Benefits and Perquisites:
Security Plan I	245,080	5
Security Plan II	1,494,959	5
Continuation of
Welfare Benefits
Outplacement Services
280G Tax Gross up
Total:	2,547,016					233,837

1
Mr. Miller retired as Senior Vice President - Power Supply of Idaho Power, effective August 31, 2009, with the approval of the compensation committee for purposes of his time vesting restricted stock and performance share awards.

2	The following table reflects stock awards held by Mr. Miller at his retirement, the shares forfeited, vested and not forfeited. Performance shares are shown at target.

			Vested at
	Award	Forfeited	August 31, 2009	Not Forfeited
Time Vesting Restricted Stock	(#)	(#)	(#)	(#)
2007	1,677	198	1,479	—
2008	2,292	1,079	1,213	—
2009	2,747	2,263	484	—

Performance Shares
2007	3,354	374	—	2,980
2008	4,585	2,039	—	2,546
2009	5,495	4,275	—	1,220

The dollar values of Mr. Miller’s prorated shares of time vesting restricted stock were determined by multiplying the number of shares that vested by $28.48, the closing price of IDACORP common stock on August 31, 2009.

Mr. Miller would receive vesting of his performance share awards assuming the performance goals are met. The performance share awards had two equally weighted performance goals: cumulative earnings per share and total shareholder return for a three year performance period. The dollar amounts reflected in the table above assumes the company achieves the target level with vesting of the shares not forfeited valued at the closing price on December 31, 2009 and includes the cash payment of dividend equivalents.

3
Upon a change of control, pursuant to the IDACORP 2000 Long-Term Incentive and Compensation Plan, Mr. Miller would receive vesting of his performance share awards at the target level. The dollar values reflected in the table above were determined by multiplying the number of shares not forfeited by the closing price on December 31, 2009 and includes the cash payment of dividend equivalents.

4	All unvested options were forfeited upon termination.
5
The values shown represent the present value of the Security Plan I and Security Plan II benefit based on retirement at 55 for Mr. Miller and termination as of August 31, 2009. We used a discount rate of 5.9% and the RP-2000 Annuitant Mortality Table projected to 2017.

Change in Control

          We have entered into change in control agreements with all our executive officers. The agreements become effective for a three-year period upon a change in control. We define a “change in control” as

●	the acquisition of 20% or more of our outstanding voting securities
●	commencement of a tender offer for 20% or more of our outstanding voting securities
●
shareholder approval, or consummation if shareholder approval is not required, of a merger or similar transaction or the sale of all or substantially all of the assets or IDACORP or Idaho Power unless our shareholders will hold more than 50% of the voting securities of the surviving entity, no person will own 20% or more of the voting securities of the surviving entity and at least a majority of the board will be comprised of our directors

●	shareholder approval, or consummation if shareholder approval is not required, of a complete liquidation or dissolution of IDACORP or Idaho Power or
●	a change in a majority of the board of directors within a 24-month period without the approval of the two-thirds of the members of the board.

          If a change in control occurs, the agreements provide for severance benefits in the event of termination of the executive’s employment while the agreements are in effect

●	by IDACORP or any subsidiary or successor company, other than for cause (and not due to death or disability) or

●	by the executive for constructive discharge.

          In such event, the named executive officer would receive

●
a lump sum payment equal to two and one-half times his annual compensation, which is his base salary at the time of termination and his target short-term incentive in the year of termination, or, if not yet determined at the time of termination, the prior year’s target short-term incentive

●	vesting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units, with performance-based awards vesting at target levels
●	outplacement services for 12 months not to exceed $12,000 and
●
continuation of welfare benefits for a period of 24 months or, if earlier, until eligible for comparable coverage with another employer, with the named executive officer paying the full cost of such coverage and receiving a monthly reimbursement payment.

          The agreements also permit the executive to terminate employment for any reason during the first month following the one year anniversary of the change in control. We refer to this as the 13th month trigger in the tables. In such event, the executive would receive the same severance benefits except that the lump sum payment equal to two and one-half times annual compensation is reduced by one-third and the welfare benefits continue for 18 months, not 24 months.

          Under the agreements, “cause” means the executive’s fraud or dishonesty which has resulted or is likely to result in material economic damage to us or one of our subsidiaries, as determined in good faith by at least two-thirds of our non-employee directors at a meeting of the board at which the executive is provided an opportunity to be heard.

          A named executive officer is considered constructively discharged under the provisions of the agreement if, within 90 days after the occurrence of such event, but in no event later than 36 months following a change in control, the executive gives written notice to IDACORP or any successor company specifying one of the events described below relied upon for such termination and the company has not remedied the matter within 30 days of receipt of such notice.

●	IDACORP or any successor company fails to comply with any provision of the agreement

●	the executive is required to be based at an office or location more than 50 miles from the location where the executive was based on the day prior to the change in control

●	a reduction which is more than de minimis in

	–	base salary or maximum short-term incentive opportunity

	–	long-term incentive opportunity

	–	the combined annual benefit accrual rate in our defined benefit plans, unless such reduction is effective for all executive officers

●	our failure to provide a successor company to assume and agree to perform under the agreement or

●	a reduction which is more than de minimis in the long term disability and life insurance coverage provided to the executive and in effect immediately prior to the change in control.

          The agreements include a parachute tax provision. Internal Revenue Code section 280G disallows a corporate tax deduction for any “excess parachute payments” and section 4999 imposes a 20% excise tax payable by the named executive officer on “excess parachute payments.” In general terms, these sections apply if the change in control related payments and benefits equal or exceed 300% of the named executive officer’s prior 5-year average W-2 income. Except for Mr. Gale’s agreement, the named executive officers’ agreements provide for either (1) a gross-up payment if the excise tax cannot be avoided by reducing the parachute payments and benefits by 15% or less or (2) a reduction in payments and benefits if the excise tax can be avoided by reducing the parachute payments and benefits by 15% or less. Mr. Gale’s agreement provides for him to receive the greater net benefit of (1) full severance benefits with Mr. Gale paying any section 280G excise tax, or (2) severance benefits capped at the section 280G excise tax limit.

          The compensation committee adopted a new change in control agreement policy at its November 18, 2009 meeting, and the compensation committee approved a new form of change in control agreement at its March 17, 2010 meeting. The new change in control agreement does not include the 13th month trigger provision, or any other single-trigger or modified single-trigger provisions, or any tax gross up provisions. The compensation committee did not apply the new policy to existing change in control agreements, since those agreements were previously executed and agreed to with our executives.

DIRECTOR COMPENSATION FOR 2009

					Change in
					Pension
	Fees				Value and
	Earned				Nonqualified
	or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation		Total
Name	($)	($)	($)	($)	($)	($)		($)
(a)	(b)	(c) 1	(d) 2	(e)	(f) 3	(g)		(h)
C. Stephen Allred4	37,917	37,500		—	—	—		75,417
Richard J. Dahl	67,291	45,000		—	—	—		112,291
Judith A. Johansen	65,050	45,000		—	—	—		110,050
Christine King	53,750	45,000		—	—	—		98,750
Gary G. Michael	66,208	45,000		—	15,023	—		126,231
Jon H. Miller	105,000	45,000		—	61,086	—		211,086
Peter S. O’Neill5	33,283	45,000		—	13,337	162,595	6	254,215
Jan B. Packwood	66,550	45,000		—	—	—		111,550
Richard G. Reiten	45,000	45,000		—	8,517	—		98,517
Joan H. Smith	62,500	45,000		—	—	—		107,500
Robert A. Tinstman	67,500	45,000		—	24,236	—		136,736
Thomas J. Wilford	55,000	45,000		—	9,091	—		109,091

1
Each director received a stock award valued at $45,000 (grant date fair value) on March 2, 2009, except for Mr. Allred who was appointed to the board effective March 18, 2009 and received a prorated stock award valued at $37,500 (grant date fair value) on April 1, 2009.

2	No options were awarded to directors in 2009. The following table represents options awarded prior to 2009 and outstanding at December 31, 2009 for each director.

Name	Options Awarded	Options Outstanding
C. Stephen Allred	0	0
Richard J. Dahl	0	0
Judith A. Johansen	0	0
Christine King	0	0
Gary G. Michael	8,250	8,250
Jon H. Miller	8,250	8,250
Peter S. O’Neill	8,250	8,250
Jan B. Packwood	0	0
Richard G. Reiten	3,000	3,000
Joan H. Smith	3,000	3,000
Robert A. Tinstman	8,250	8,250
Thomas A. Wilford	3,000	3,000

3	Represents above-market interest on deferred fees.
4	Appointed to the board effective March 18, 2009.
5	Retired effective May 21, 2009.
6
Reflects the present value of Mr. O’Neill’s retirement benefit payments under the Idaho Power Company Security Plan for Directors that was terminated April 1, 2002. The value shown represents the present value of the Security Plan benefit for Mr. O’Neill discounted at 5.9% on May 21, 2009.

Director Compensation for 2009 and 2010

          All directors of IDACORP also serve as directors of Idaho Power Company. The 2009 and 2010 fees and other compensation shown in the table and discussed below are for service on both boards as well as for service on any subsidiary board. Employee directors receive no compensation for service on the boards.

Fees

	2009	2010
Base Retainer	$35,000	45,000
Additional Retainers
Chairman of the board	70,000	75,000
Chairman of audit committee	12,500	12,500
Chairman of compensation committee	10,000	10,000
Chairman of corporate governance committee	6,000	6,000

Meeting Fees1
Board meeting	1,250	1,500
Committee meeting	1,250	1,500
Shareholder meeting	1,250	1,500

Annual Stock Awards	45,000	45,000

Subsidiary Board Fees

IDACORP Financial Services2
Monthly retainer	750	750
Meeting fees	600	600
Ida-West Energy3
Monthly retainer	750	750
Meeting fees	600	600

1	The chairman of the board does not receive meeting fees.
2	Mr. Packwood serves on the IDACORP Financial Services board.
3	Mr. Packwood serves on the Ida-West Energy board.

Deferral Arrangements

          Directors may defer all or a portion of their annual IDACORP, Idaho Power Company, IDACORP Financial Services, Inc. and Ida-West Energy retainers and meeting fees and receive a lump-sum payment of all amounts deferred with interest or a series of up to 10 equal annual payments after they experience a separation from service with IDACORP and Idaho Power Company. Any cash fees that were deferred before 2009 will be credited with the preceding month’s average Moody’s Long-Term Corporate Bond Yield for utilities (the “Moody’s Rate”) plus three percent, until January 1, 2019 when the interest rate will change to the Moody’s Rate. All cash fees that are deferred beginning January 1, 2009 will be credited with interest at the Moody’s Rate. Interest is calculated on a pro rata basis each month using a 360-day year and the average Moody’s Rate for the preceding month.

          Effective January 1, 2009, directors may also defer their annual stock awards, which are then held as deferred stock units with dividend equivalents reinvested in additional deferred stock units. Upon separation from service with IDACORP and Idaho Power Company, directors will receive either a lump sum payment or a series of up to 10 equal annual installments. Upon a change in control, as defined in the plan, the directors’ deferral accounts will be paid out in a lump sum. Payments will be in shares of our common stock, with each deferred stock unit equal to one share of our common stock and any fractional shares paid in cash.

Stock Ownership Guidelines

                    The board adopted stock ownership guidelines for non-employee directors in January 2006. Each non-employee director is expected to own IDACORP common stock equal in value to two times his current base annual retainer fee. A director is allowed three years to meet these requirements.

                    Once a director reaches the stock ownership target under the guidelines, based on the then current stock price, the director will remain in compliance with the guidelines, despite future changes in stock price, as long as the director continues to own the minimum number of shares that brought the director into compliance with the stock ownership target. If the base annual retainer fee increases, directors who have already met their stock ownership target will need to meet the stock ownership guideline only for the amount of increase in the base annual retainer fee.

Retirement Benefits

                    Effective April 1, 2002, we terminated the Idaho Power Company security plan for directors. At that time, current directors were entitled to their vested benefits under the plan as of January 15, 2002. The plan was a non-qualified deferred compensation plan which provided for retirement benefit payments. The maximum payment is $17,500 per year for a period of 15 years. Directors elected prior to November 30, 1994 could elect 180 monthly installments or a single life annuity with a joint and survivor option. Directors elected after November 1994 receive a single life annuity with a joint and survivor option. In 2009, there were three current directors with vested benefits in the plan - Mr. Miller, who was elected prior to November 30, 1994, and Messrs. O’Neill and Tinstman who were elected after November 30, 1994.

Narrative Disclosure of Our Compensation Policies and Practices as They Related to
Risk Management

          We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from these policies and practices are not reasonably likely to have a material adverse effect on our company.

SHARED ADDRESS SHAREHOLDERS

          In accordance with a notice sent to eligible shareholders who share a single address, we are sending only one annual report to shareholders and proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, to that address, unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate annual report to shareholders or proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, in the future, he or she may contact investor relations, 1221 West Idaho Street, Boise, Idaho 83702-5610, telephone 1-800-635-5406. Eligible shareholders of record receiving multiple copies of our annual report to shareholders and proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, can request householding by contacting us in the same manner. If you own shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

          We hereby undertake to deliver promptly, upon written or oral request, a separate copy of the annual report to shareholders, or proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Requests should be addressed to investor relations at the address set forth above.

2011 ANNUAL MEETING OF SHAREHOLDERS

Director Nominations, Other Business and Discretionary Voting Authority

          Our bylaws provide that director nominations may be made only by the board of directors or by a shareholder entitled to vote who has delivered written notice to our corporate secretary. The notice must be received no later than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the 2010 annual meeting. The notice must also contain certain information specified in the bylaws, which you may obtain by writing to our corporate secretary.

          Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows us to use discretionary voting authority to vote on matters coming before our annual meeting of shareholders, if we do not have notice of the matter at least 45 days before the first anniversary date on which we first mailed our proxy materials for the 2010 annual meeting or the date specified by an advance notice provision in our bylaws. Our bylaws contain such an advance notice provision. Under the bylaws, the only business that may be brought before our annual meeting of shareholders are those matters specified in the notice of the meeting or otherwise properly brought before the meeting by the board or by a shareholder entitled to vote who has delivered written notice to our corporate secretary. The shareholder must deliver the notice no later than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the 2010 annual meeting. The notice must also contain certain information specified in the bylaws, which you may obtain by writing to the corporate secretary.

          For the 2011 annual meeting of shareholders, expected to be held on May 19, 2011, you must submit such nominations or proposals to the corporate secretary of IDACORP no later than December 8, 2010.

Shareholder Proposals

          The above requirements are separate and apart from the Securities and Exchange Commission’s requirements that you must meet in order to have a shareholder proposal included in the proxy statement under Rule 14a-8. For our 2011 annual meeting of shareholders, expected to be held on May 19, 2011, if you wish to submit a proposal for inclusion in the proxy materials pursuant to Rule 14a-8, you must submit your proposal to our corporate secretary on or before December 8, 2010.

  If you cannot attend the meeting, please vote your proxy or proxies without delay.

          We will make available to our shareholders a copy of our Annual Report on Form 10-K, excluding exhibits, for the year ended December 31, 2009, which is required to be filed with the Securities and Exchange Commission. You may obtain a copy without charge, upon written or oral request to Lawrence F. Spencer, Director of Investor Relations, IDACORP, Inc., 1221 West Idaho Street, Boise, Idaho 83702, Telephone Number: (208) 388-2200. You may also access our Annual Report on Form 10-K through our website at www.idacorpinc.com or at the website maintained by the Securities and Exchange Commission, www.sec.gov.

EXHIBIT A

IDACORP, Inc. / Idaho Power Company

Audit Committee
Policy For Pre-Approval of Independent Auditor Services
Adopted February 4, 2004
(As Amended February 19, 2010)

BACKGROUND:

          The Sarbanes-Oxley Act of 2002, Section 10A(i) of the Securities Exchange Act of 1934, as amended, Regulation S-X Section 2-01(c) (7) and the Company’s Audit Committee Charter require the Audit Committee to pre-approve all audit and permitted non-audit services provided to the Company by the independent auditor.

          In order to comply with these requirements, and to ensure both the appearance and certainty of independence on behalf of the independent auditors, the Audit Committee hereby establishes the following policies:

POLICY:

I.        STATEMENT OF PRINCIPLES

          In addition to the audits of the Company’s consolidated financial statements, the independent auditor may be engaged to provide Audit-Related Services, Tax Services and All Other Services. The Audit Committee is required to pre-approve all services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

          Any request to engage the independent auditor to provide a service which has not received general pre-approval shall be submitted as a written proposal to the Chief Financial Officer (CFO) with a copy to the General Counsel. Such request shall include a detailed description of the service to be provided, the proposed fee and the business reasons for engaging the independent auditor to provide the service. Upon approval by the CFO, the General Counsel and the independent auditor that the proposed engagement complies with the terms of this Policy and the applicable rules and regulations, the request shall be presented to the Committee or the Committee Chairman, as the case may be, for pre-approval.

          In determining whether to pre-approve the engagement of the independent auditor, the Committee or the Committee Chairman, as the case may be, shall consider, among other things, this Policy, applicable rules and regulations and whether the nature of the engagement and the related fees are consistent with the following principles, as stated in the SEC’s adopting release for the rules on auditor independence:

●	the independent auditor cannot function in the role of management of the Company;
●	the independent auditor cannot audit its own work;
●	the independent auditor cannot serve in an advocacy role on behalf of the Company.

          The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other Services that have the general pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

II.           DELEGATION

          The Audit Committee may delegate pre-approval authority to one or more of its members. The Audit Committee hereby delegates to the Chairman of the Committee pre-approval authority for proposed audit, audit-related and tax services. The Chairman shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.         DEFINITIONS

          Audit Services: those services which only the independent auditor can reasonably provide, including tax services and accounting consultation necessary to perform an audit of the consolidated financial statements of the Company; services in connection with statutory and regulatory filings or engagements; statutory audits or financial audits for subsidiaries or affiliates; attest services, including attestation of management’s report on internal controls; services associated with registration statements, periodic reports and other documents filed with or furnished to the Securities and Exchange Commission, including comfort letters, consents and assistance in responding to SEC comment letters; and consultations by the Company as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (other than services which are Audit-Related Services and have been separately pre-approved).

          Audit-Related Services: assurances and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor including employee benefit plan audits; due diligence related to mergers, acquisitions or dispositions; accounting consultations and audits in connection with acquisitions or dispositions; internal control reviews and assistance with internal control reporting requirements; attest services related to financial reporting that are not required by statute or regulation; consultations concerning financial accounting and reporting standards and consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (other than services that are Audit Services and have been separately pre-approved); statutory, subsidiary or equity investee audits incremental to the audit of the consolidated financial statements; general assistance with the implementation of the requirements of Sarbanes-Oxley, SEC rules and NYSE listing standards; and agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters.

          Tax Services: tax compliance (preparation of original and amended tax returns, claims for refund and tax payment planning services); other tax advice (assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities); tax planning.

          All Other Services: any other work that is not an Audit Service, Audit-Related Service or a Tax Service.

IV.     AUDIT SERVICES

          The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

          In addition to the annual Audit Services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit Services. The Audit Committee has pre-approved the Audit Services listed in Appendix A. All Audit Services not listed in Appendix A must be separately pre-approved by the Audit Committee.

V.       AUDIT-RELATED SERVICES

          The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor and has pre- approved the Audit-Related Services listed in Appendix B. All Audit-Related Services not listed in Appendix B must be separately pre-approved by the Audit Committee.

VI.      TAX SERVICES

          The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company without impairing the auditor’s independence. The Audit Committee has pre-approved the Tax Services listed in Appendix C. All Tax Services not listed in Appendix C must be separately pre-approved by the Audit Committee.

VII.     ALL OTHER SERVICES

          The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services and would not impair the independence of the auditor. The Audit Committee has pre-approved the All Other Services listed in Appendix D. Permissible All Other Services not listed in Appendix D must be separately pre-approved by the Audit Committee.

          A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit I. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VIII.    FEE LEVEL REVIEW

          A fee level review for all services to be provided by the independent auditor will be periodically performed by the Audit Committee.

IX.     SUPPORTING DOCUMENTATION

          With respect to each proposed service, the independent auditor will provide detailed back-up documentation regarding the specific services to be provided. This documentation will be provided to the Audit Committee.

X.      PROCEDURES

          Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by the independent auditor, the Chief Financial Officer and the General Counsel, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

EXHIBIT I

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the Company
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services
●	Management functions
●	Human resources
●	Broker-dealer, investment adviser or investment banking services
●	Legal services
●	Expert services unrelated to the audit

EXHIBIT B

IDACORP, INC.
2000 LONG-TERM INCENTIVE AND COMPENSATION PLAN

Article 1. Establishment, Purpose and Duration

          1.1          Establishment of the Plan. IDACORP, Inc., an Idaho corporation (hereinafter referred to as the “Company”), hereby establishes an incentive and compensation plan for officers, key employees and directors, to be known as the “IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of nonqualified stock options (NQSO), incentive stock options (ISO), stock appreciation rights (SAR), restricted stock, restricted stock units, performance units, performance shares and other awards.

          The Plan shall become effective when approved by the shareholders at the 2000 Annual Meeting of Shareholders (the “Effective Date”) and shall remain in effect as provided in Section 1.3 herein.

          1.2          Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders and customers.

          The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

          1.3          Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions.

Article 2. Definitions

          Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

          2.1          Award means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or any other type of award permitted under Article 10 of the Plan.

          2.2          Award Agreement means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan.

          2.3          Base Value of an SAR shall have the meaning set forth in Section 7.1 herein.

          2.4          Board or Board of Directors means the Board of Directors of the Company.

          2.5          Change in Control means the earliest of the following to occur:

          (a) any Person, excluding (i) the Company or any Subsidiary, (ii) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company immediately prior to the transaction in substantially the same proportions as their ownership of stock of the Company, (iii) an employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities (“Change in Control Person”) is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting securities eligible to vote generally in the election of directors of the Company; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company;

          (b) consummation of a merger, consolidation, reorganization or share exchange, or sale of all or substantially all of the assets, of the Company or Idaho Power Company (a “Qualifying Transaction”), unless, immediately following such Qualifying Transaction, all of the following have occurred: (i) all or substantially all of the beneficial owners of the Company immediately prior to such Qualifying Transaction beneficially own in substantially the same proportions, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Qualifying Transaction (including, without limitation, a corporation or other entity which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (as the case may be, the “Successor Entity”), (ii) no Change in Control Person is the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting securities eligible to vote generally in the election of directors of the Successor Entity and (iii) at least a majority of the members of the board of directors of the Successor Entity are Incumbent Directors;

          (c) a complete liquidation or dissolution of the Company or Idaho Power Company; or

          (d) within a 24-month period, individuals who were directors of the Board immediately before such period (“Incumbent Directors”) cease to constitute at least a majority of the directors of the Board; provided, however, that any director who was not a director of the Board at the beginning of such period shall be deemed to be an Incumbent Director if the election or nomination for election of such director was approved by the vote of at least two-thirds of the directors of the Board then still in office (i) who were in office at the beginning of the 24-month period or (ii) whose election or nomination for election was so approved, in each case, unless such individual was elected or nominated as a result of an actual or threatened election contest or as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Change in Control Person other than the Board.

For avoidance of doubt, transactions for the purpose of dividing Idaho Power Company’s assets into separate distribution, transmission or generation entities or such other entities as the Company or Idaho Power Company may determine shall not constitute a Change in Control unless so determined by the Board.

          2.6          Code means the Internal Revenue Code of 1986, as amended from time to time.

          2.7          Committee means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to Awards.

          2.8          Company means IDACORP, Inc., an Idaho corporation, or any successor thereto as provided in Article 16 herein.

          2.9          Covered Employee means any Participant who would be considered a “covered employee” for purposes of Section 162(m) of the Code.

          2.10       Director means any individual who is a member of the Board of Directors of the Company.

          2.11          Disability means the continuous inability of an Employee because of illness or injury to engage in any occupation or employment for wage or profit with the Company or any other employer (including self-employment) for which he is reasonably qualified by education, training or experience. An Employee will not be considered disabled during any period unless he is under the regular care and attendance of a duly qualified physician.

          2.12          Dividend Equivalent means, with respect to Shares subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding Shares.

          2.13          Eligible Person means an individual who is eligible to participate in the Plan, as set forth in Section 5.1 herein.

          2.14          Employee means an individual who is paid on the payroll of the Company or of the Company’s Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party, and is classified in the payroll system as a regular full-time, part-time or temporary employee. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

          2.15          Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          2.16          Exercise Period means the period during which an SAR or Option is exercisable, as set forth in the related Award Agreement.

          2.17          Fair Market Value means the fair market value of a Share as determined in good faith by the Committee or pursuant to a procedure specified in good faith by the Committee; provided, however, that if the Committee has not specified otherwise, Fair Market Value shall mean the closing price of a Share as reported in the consolidated transaction reporting system, or, if there was no such sale on the relevant date, then on the last previous day on which a sale was reported.

          2.18          Freestanding SAR means an SAR that is not a Tandem SAR.

          2.19          Incentive Stock Option or ISO means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

          2.20         Nonqualified Stock Option or NQSO means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option under Section 422 of the Code.

          2.21        Option means an Incentive Stock Option or a Nonqualified Stock Option.

          2.22        Option Exercise Price means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Award Agreement.

          2.23        Participant means an Eligible Person who has outstanding an Award granted under the Plan.

          2.24        Performance Goals means the performance goals established by the Committee, which shall be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios, budget achievement, performance against budget, and/or market performance. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

          2.25           Performance Period means the time period during which Performance Unit/Performance Share Performance Goals must be met.

          2.26           Performance Share means an Award described in Article 9 herein.

          2.27           Performance Unit means an Award described in Article 9 herein.

          2.28           Period of Restriction means the period during which the transfer of Restricted Stock or Restricted Stock Units is limited in some way, as provided in Article 8 herein.

          2.29           Person shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a “group” in Section 13(d) thereof.

          2.30           Plan means the IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan, as amended from time to time.

          2.31           Qualified Restricted Stock means an Award of Restricted Stock designated as Qualified Restricted Stock by the Committee at the time of grant and intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C).

          2.32           Qualified Restricted Stock Unit means an Award of Restricted Stock Units designated as Qualified Restricted Stock Units by the Committee at the time of grant and intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C).

          2.33           Restricted Stock means an Award described in Article 8 herein.

          2.34           Restricted Stock Unit means an Award described in Article 8 herein.

          2.35           Retirement means a Participant’s Separation from Service if (i) the Participant is age 55 or older at the time of the Separation from Service and (ii) the Committee determines that the Separation from Service constitutes Retirement for purposes of the Participant’s Award.

          2.36           Securities Act means the Securities Act of 1933, as amended.

          2.37           Separation from Service means “separation from service” as that term is used in Section 409A(a)(2)(A)(i) of the Code.

          2.38           Shares means the shares of common stock, no par value, of the Company.

          2.39           Stock Appreciation Right or SAR means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one Share.

          2.40           Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.41           Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

Article 3. Administration

          3.1          The Committee. The Plan shall be administered by the Compensation Committee or such other committee (the “Committee”) as the Board of Directors shall select consisting solely of two or more members of the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

          3.2          Authority of the Committee. The Committee shall have full power except as limited by law, the Articles of Incorporation or the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the Eligible Persons to receive Awards; to determine the size and types of Awards; to determine the terms and conditions of such Awards; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

          3.3          Restrictions on Distribution of Shares and Share Transferability. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares or benefits under the Plan unless such delivery would comply with all applicable laws (including, without limitation, the Securities Act) and applicable requirements of any securities exchange or similar entity and unless the Participant’s tax obligations have been satisfied as set forth in Article 15. The Committee may impose such restrictions on any Shares acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

          3.4          Decisions Binding. All determinations and decisions (including, without limitation, all interpretations) made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Eligible Persons, Employees, Participants and their estates and beneficiaries.

          3.5          Costs. The Company shall pay all costs of administration of the Plan.

Article 4. Shares Subject to the Plan

          4.1          Number of Shares. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be 3,100,000. Shares underlying lapsed or forfeited Awards, or Awards that are not paid in Shares, may be reused for other Awards. If the Option Exercise Price is satisfied by tendering Shares, only the number of Shares issued net of the Shares tendered shall be deemed issued under the Plan, provided, however, that, as long as the Shares are listed on the New York Stock Exchange, this sentence shall only be operative for ten years following the date the Plan is last approved by stockholders in a manner that constitutes stockholder approval for purposes of New York Stock Exchange listing standards. Shares granted pursuant to the Plan may be (i) authorized but unissued Shares of common stock, (ii) treasury shares or (iii) Shares purchased on the open market.

          4.2          Adjustments in Authorized Shares and Awards. In the event of any equity restructuring (within the meaning of Financial Accounting Standards No. 123R), such as a stock dividend, stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause an equitable adjustment to be made (i) in the number and kind of Shares that may be delivered under the Plan, (ii) in the individual limitations set forth in Section 4.3 and (iii) with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Option Exercise Price, Base Value or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, in the case of (i), (ii) and (iii) to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its sole discretion, cause an equitable adjustment as described in the foregoing sentence to be made, to prevent dilution or enlargement of rights. The number of Shares subject to any Award shall always be rounded down to a whole number when adjustments are made pursuant to this Section 4.2. Adjustments made by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

          4.3          Individual Limitations. Subject to Section 4.2 above, (i) the total number of Shares with respect to which Options or SARs may be granted in any calendar year to any Covered Employee shall not exceed 250,000 Shares; (ii) the total number of Qualified Restricted Stock Shares or Qualified Restricted Stock Units that may be granted in any calendar year to any Covered Employee shall not exceed 250,000 Shares or Units, as the case may be; (iii) the total number of Performance Shares or Performance Units that may be granted in any calendar year to any Covered Employee shall not exceed 250,000 Shares or Units, as the case may be; (iv) the total number of Shares that are intended to qualify as performance-based compensation under Section 162(m) of the Code granted pursuant to Article 10 herein in any calendar year to any Covered Employee shall not exceed 250,000 Shares; (v) the total cash Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code that may be paid pursuant to Article 10 herein in any calendar year to any Covered Employee shall not exceed $500,000; and (vi) the aggregate amount of Dividend Equivalents that are intended to qualify as performance-based compensation under Section 162(m) of the Code that a Covered Employee may receive in any calendar year shall not exceed $1,000,000.

          4.4           Direct Registration. Except as provided in Section 8.4 herein, Shares issued pursuant to the Plan will be recorded in the Participant’s direct registration account and a direct registration statement will be issued to the Participant, unless the Participant specifically requests a stock certificate.

          Article 5. Eligibility and Participation

          5.1          Eligibility. Persons eligible to participate in the Plan (“Eligible Persons”) include all officers, key employees and directors of the Company and its Subsidiaries, as determined by the Committee.

          5.2           Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons those to whom Awards shall be granted.

          Article 6. Stock Options

          6.1           Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee.

          The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Eligible Person (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NQSOs or a combination thereof.

          6.2           Option Award Agreement. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Exercise Price, the term of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or a NQSO. Rights, if any, to Dividend Equivalents shall be determined by the Committee.

          6.3           Option Exercise Price. Except for Options adjusted or granted pursuant to Article 4 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Option Exercise Price of Options granted under the Plan shall be at least equal to the Fair Market Value of a Share on the date of grant of the Option.

          6.4           Exercise of and Payment for Options. Options granted under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance approve.

          Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provision for full payment for the Shares.

          The Option Exercise Price shall be payable: (a) in cash or its equivalent, (b) by tendering (or attesting to the ownership of) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, (c) by broker-assisted cashless exercise, (d) by such other methods as the Committee may prescribe or (e) by a combination of (a), (b), (c) and/or (d).

          6.5           Termination. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with or service on the Board of the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

          6.6           Transferability of Options. Except as otherwise determined by the Committee, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, and no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. ISOs are not transferable other than by will or by the laws of descent and distribution.

Article 7. Stock Appreciation Rights

          7.1           Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

          The Committee shall have complete discretion in determining the number of SARs granted to each Eligible Person (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. Rights, if any, to Dividend Equivalents shall be determined by the Committee.

          Except for SARs adjusted or granted pursuant to Article 4 herein, and replacement SARs granted in connection with a merger, acquisition, reorganization or similar transaction, the Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Exercise Price of the related Option.

7.2           SAR Award Agreement. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

7.3          Exercise and Payment of SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Exercise Price of the ISO.

Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

(a)          the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value multiplied by

(b)          the number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof.

7.4          Termination. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or service on the Board of the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

7.5          Transferability of SARs. Except as otherwise determined by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative, and no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 8. Restricted Stock and Restricted Stock Units

8.1          Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock and/or Restricted Stock Units may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee.

The Committee shall have complete discretion in determining the number of shares of Restricted Stock and/or Restricted Stock Units granted to each Eligible Person (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

In addition, the Committee may, prior to or at the time of grant, designate an Award of Restricted Stock or Restricted Stock Units as Qualified Restricted Stock or Qualified Restricted Stock Units, as the case may be, in which event it will condition the grant or vesting, as applicable, of such Qualified Restricted Stock or Qualified Restricted Stock Units, as the case may be, upon the attainment of the Performance Goals selected by the Committee.

8.2          Restricted Stock/Restricted Stock Unit Award Agreement. Each grant of Restricted Stock and/or Restricted Stock Units shall be evidenced by a Restricted Stock and/or Restricted Stock Unit Award Agreement that shall specify the number of shares of Restricted Stock and/or Restricted Stock Units granted, the initial value (if applicable), the Period or Periods of Restriction, and such other provisions as the Committee shall determine.

8.3          Transferability. Restricted Stock and Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee. During the applicable Period of Restriction, all rights with respect to the Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

8.4          Certificates and Account Entries. Restricted Stock shall be registered in the name of a Participant and held in the Company’s custody until such time as all restrictions applicable to such Shares have been satisfied.

8.5          Removal of Restrictions. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the number of Shares with respect to which the restrictions have lapsed will be recorded in the Participant’s direct registration account and a direct registration statement will be issued to the Participant, unless the Participant specifically requests a stock certificate. Payment of Restricted Stock Units shall be made after the last day of the Period of Restriction applicable thereto. The Committee, in its sole discretion, may pay Restricted Stock Units in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the Restricted Stock Units.

8.6          Voting Rights. During the Period of Restriction, Participants may exercise full voting rights with respect to the Restricted Stock.

8.7          Dividends and Other Distributions. Subject to the Committee’s right to determine otherwise, during the Period of Restriction, Participants shall receive all regular cash dividends paid with respect to the Restricted Stock while it is so held, and all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall vest or be paid, as the case may be, to the Participant promptly after the full vesting of the Restricted Stock with respect to which such distributions were made.

Rights, if any, to Dividend Equivalents on Restricted Stock Units shall be determined by the Committee.

8.8          Termination. Each Restricted Stock/Restricted Stock Unit Award Agreement shall set forth the extent to which the Participant shall have the right to receive Restricted Stock and/or a Restricted Stock Unit payment following termination of the Participant’s employment with or service on the Board of the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all grants of Restricted Stock/Restricted Stock Units or among Participants and may reflect distinctions based on the reasons for termination.

Article 9. Performance Units and Performance Shares

9.1          Grant of Performance Units and Performance Shares. Subject to the terms and conditions of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee.

The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Eligible Person (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

9.2          Performance Unit/Performance Share Award Agreement. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Award Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the Performance Goals and such other provisions as the Committee shall determine. Rights, if any, to Dividend Equivalents shall be determined by the Committee.

9.3          Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. In no event shall the value of a Performance Unit intended to qualify as performance-based compensation under Code Section 162(m) exceed the value of a Share. The value of a Performance Share shall be equal to the Fair Market Value of a Share. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Performance Shares that will be paid out to the Participants.

9.4          Earning of Performance Units/Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout with respect to the Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

9.5          Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

9.6          Termination. Each Performance Unit/Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Performance Share payment following termination of the Participant’s employment with or service on the Board of the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all grants of Performance Units/Performance Shares or among Participants and may reflect distinctions based on reasons for termination.

9.7          Transferability. Except as otherwise determined by the Committee, a Participant’s rights with respect to Performance Units/Performance Shares granted under the Plan shall be available during the Participant’s lifetime only to such Participant or the Participant’s legal representative and Performance Units/Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 10. Other Awards

The Committee shall have the right to grant other Awards which may include, without limitation, the grant of Shares based on attainment of Performance Goals established by the Committee, the payment of Shares in lieu of cash or cash based on attainment of Performance Goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

Article 11. Deferrals

The Committee may permit a Participant to defer the Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 12. Rights of Participants

12.1          Termination. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or other relationship with the Company or any Subsidiary at any time, for any reason or no reason in the Company’s or the Subsidiary’s sole discretion, nor confer upon any Participant any right to continue in the employ of, or otherwise in any relationship with, the Company or any Subsidiary.

12.2          Participation. No Eligible Person shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

12.3          Limitation of Implied Rights. Neither a Participant nor any other Person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any Person.

Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Article 13. Change in Control

The terms of this Article 13 shall immediately become operative, without further action or consent by any Person, upon a Change in Control, and once operative shall supersede and take control over any other provisions of this Plan.

Upon a Change in Control

(a)	Any and all Options and SARs granted hereunder shall become immediately vested and exercisable;

(b)
Any restriction periods and restrictions imposed on Restricted Stock, Restricted Stock Units, Qualified Restricted Stock or Qualified Restricted Stock Units shall be deemed to have expired; any Performance Goals shall be deemed to have been met at the target level; such Restricted Stock and Qualified Restricted Stock shall become immediately vested in full, and such Restricted Stock Units and Qualified Restricted Stock Units shall be paid out in cash on the date of the Change in Control or as soon as practicable (but not more than 60 days) following the date of the Change in Control;

(c)
The target payout opportunity attainable under all outstanding Awards of Performance Units and Performance Shares and any Awards granted pursuant to Article 10 shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. All such Awards shall become immediately vested. All Performance Shares and other Awards granted pursuant to Article 10 denominated in Shares shall be paid out in Shares, and all Performance Units and other Awards granted pursuant to Article 10 shall be paid out in cash, in each case, on the date of the Change in Control or as soon as practicable (but not more than 60 days) following the date of the Change in Control; and

(d)
All credited but not yet paid cash dividends and Dividend Equivalents attributable to the portion of any Award that vests, is earned and/or is paid, as the case may be, pursuant to this Article 13 shall be paid in cash on the date of the Change in Control or as soon as practicable (but not more than 60 days) following the date of the Change in Control.

Notwithstanding anything contained herein or in any Award Agreement to the contrary, no payment or distribution under the Plan or pursuant to an Award that (1) is determined by the Company to be deferred compensation subject to Code Section 409A and (2) would be distributed because of a Change in Control shall be so distributed because of the Change in Control pursuant to this Article 13 unless the distribution qualifies under Code Section 409A(a)(2)(A)(v) as a distribution upon a change in ownership or effective control or a change in the ownership of a substantial portion of assets or otherwise qualifies as a permissible distribution under Code Section 409A. To the extent an amount would have been distributed pursuant to an Award because of a Change in Control pursuant to this Article 13, but the distribution is prohibited by the prior sentence, the following shall occur: (i) the Award shall nevertheless vest or be deemed earned, as the case may be, pursuant to Sections (a), (b), (c) and/or (d) of this Article 13 as of the date of the Change in Control (except to the extent it would violate Code Section 409A), but distribution of such vested or earned amounts shall not occur until the event or date distribution would have occurred absent the Change in Control and (ii) no further dividends or Dividend Equivalents shall be credited with respect to the Award after the date of the Change in Control.

In the event of a Change in Control, the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall: (1) assume or continue all or any part of the Options and SARs outstanding under the Plan or (2) substitute substantially equivalent Options and SARs (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change in Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Awards or to substitute similar awards for those outstanding under the Plan, then with respect to Awards held by Participants whose continuous service has not terminated, the Board in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of an Option or SAR equal to the product of (x) the excess, if any, of the Fair Market Value per Share at such time over the Option Exercise Price or Base Value, as the case may be, if any, times (y) the total number of Shares then subject to such Award; (2) continue the Awards; or (3) notify Participants holding an Option or SAR that they must exercise or redeem any portion of such Award (including, at the discretion of the Board, any unvested portion of such Award) at or prior to the closing of the transaction by which the Change in Control occurs and that the Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change in Control occurs. The Board shall not be obligated to treat all Awards, even those that are of the same type, in the same manner.

Article 14. Amendment, Modification and Termination

14.1          Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

14.2          Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

Article 15. Withholding

15.1          Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount (including any Shares withheld as provided below) sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

15.2          Share Withholding. With respect to tax withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, subject to such restrictions as the Committee may prescribe, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering Shares held by the Participant or by having the Company withhold Shares having a Fair Market Value equal to the minimum statutory tax withholding requirements. All elections shall be irrevocable, made in writing and signed by the Participant.

Article 16. Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

Article 17. Legal Construction

17.1          Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

17.2          Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.3          Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.4          Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Idaho without regard to any conflicts of law or choice of law rule or principle that might otherwise reference construction or interpretation of the Plan or any agreements hereunder to the substantive law of another jurisdiction.

17.5          Section 409A. No amendment to the Plan made pursuant to the amendments approved by the Board on March 17, 2005, July 20, 2006 or November 20, 2008 shall be applicable to an Award that is not subject to Section 409A of the Code to the extent such amendment would cause the Award to become subject to Section 409A of the Code. To the extent applicable to an Award that provides for the payment of deferred compensation subject to Section 409A of the Code, it is intended that the Plan will comply with Section 409A of the Code and any regulations and guidance issued thereunder, and the Plan shall be interpreted accordingly. To the extent an Award is subject to Section 409A of the Code and payment of deferred compensation pursuant to the Award is to be made because of the Participant’s termination of employment or termination of service as a Director, notwithstanding anything to the contrary contained in the Plan, the Participant’s Award Agreement or any other plan or agreement that governs payment of the Award, the Participant’s employment or service as a Director shall not be deemed to have terminated unless and until the Participant has experienced a Separation from Service. Notwithstanding anything contained herein or in any Award Agreement to the contrary, if it is determined that any amounts to be provided upon a Separation from Service constitute deferred compensation for purposes of Section 409A of the Code and the Participant is a “specified employee,” as determined under the Company’s policy for determining specified employees, on the date on which the Separation from Service occurs, no such amounts shall be provided before the date that is six months following the Participant’s Separation from Service unless the Participant dies during such six-month period, in which case payment may be made as soon as practicable (but not more than 60 days) after the Participant’s death. If the Participant’s Award Agreement (or any other plan or agreement that governs payment of the Award) provides for payment to occur as soon as practicable after an event, date or time period, and payment of the Award is to be made pursuant to that provision, in no event will the payment be made more than 60 days after such event, date or time period.

Adopted by the Board on January 20, 2000
Approved by the Shareholders May 11, 2000
Amended by the Board January 18, 2001
Approved by the Shareholders May 17, 2001
Amended by the Board March 17, 2005
Approved by the Shareholders May 19, 2005
Amended by the Board July 20, 2006
Amended by the Board September 20, 2007
Amended by the Board November 20, 2008

EXHIBIT C

IDACORP, Inc.
EXECUTIVE INCENTIVE PLAN
(As Amended March 18, 2010)

1.           PURPOSE and TERM

The purpose of the IDACORP, Inc. Executive Incentive Plan is to reinforce goals for profitable growth and continuation of a sound overall financial condition of IDACORP, Inc. by providing incentive compensation opportunities to selected key employees. The Plan is designed to:

●	attract, retain and motivate key employees

●	relate compensation to performance and financial results and

●	provide a portion of compensation in a variable rather than a fixed form.

The Plan became effective on January 1, 2007. The Plan was amended by the Board on March 18, 2010 subject to shareholder approval at the 2010 Annual Meeting of Shareholders and, as amended, shall become effective only upon shareholder approval for the Plan Year beginning January 1, 2011. The Plan shall remain in effect until terminated by the Board.

It is intended that compensation payable under the Plan will qualify as “performance-based compensation,” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, if such qualification is desired.

2.           DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized.

Award means, for a Plan Year, as to each Participant, an opportunity granted under the Plan with respect to such Plan Year for the Participant to earn an incentive payment under the Plan.

Base Salary means, for any Participant for a Plan Year, such Participant’s annual rate of base salary as of January 1 of the Plan Year, including any base salary determined within the first ninety (90) days after January 1 of the Plan Year, or, for a Participant whose employment begins after January 1 of the Plan Year, the date on which such Participant’s employment begins. If there is a change during a Plan Year to a Participant’s base salary after the Participant’s base salary has been established for the Plan Year, unless the Committee specifies a different methodology, the Participant’s Award for that Plan Year will be determined by calculating the Participant’s Award using each base salary level, prorating such amount based on the number of days during the Plan Year that the base salary level was paid and adding each prorated Award amount.

Board means the Board of Directors of the Company.

Cause means:

(a)	if the Participant is party to an employment or change in control agreement that includes a definition of “Cause,” the term “Cause” as defined in such agreement or

(b)
if the Participant is not a party to an employment or change in control agreement that includes a definition of “Cause,” a Participant’s (i) willful and repeated refusal or failure to perform duties; (ii) willful or intentional act that has injured (or could reasonably be expected to injure) the reputation or business of the Company or a Subsidiary in any material respects; (iii) continued or repeated absence, unless due to serious injury or illness; (iv) conviction of (or pleading nolo contendere to) a felony; (v) commission of an act of fraud, embezzlement, theft or gross misconduct against the Company or a Subsidiary, (vi) violation of a material policy of the Company or a Subsidiary or (vii) other action or inaction that the Company deems to constitute “Cause” for purposes of the Plan.

Change in Control means the earliest of the following to occur:

(a)
any Person, excluding (i) the Company or any Subsidiary, (ii) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company immediately prior to the transaction in substantially the same proportions as their ownership of stock of the Company, (iii) an employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities (“Change in Control Person”) is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting securities eligible to vote generally in the election of directors of the Company; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company;

(b)
consummation of a merger, consolidation, reorganization or share exchange, or sale of all or substantially all of the assets, of the Company or Idaho Power Company (a “Qualifying Transaction”), unless, immediately following such Qualifying Transaction, all of the following have occurred: (i) all or substantially all of the beneficial owners of the Company immediately prior to such Qualifying Transaction beneficially own in substantially the same proportions, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Qualifying Transaction (including, without limitation, a corporation or other entity which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (as the case may be, the “Successor Entity”), (ii) no Change in Control Person is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting securities eligible to vote generally in the election of directors of the Successor Entity and (iii) at least a majority of the members of the board of directors of the Successor Entity are Incumbent Directors;

(c)	a complete liquidation or dissolution of the Company or Idaho Power Company or

(d)
within a 24-month period, individuals who were directors of the Board immediately before such period (“Incumbent Directors”) cease to constitute at least a majority of the directors of the Board; provided, however, that any director who was not a director of the Board at the beginning of such period shall be deemed to be an Incumbent Director if the election or nomination for election of such director was approved by the vote of at least two-thirds of the directors of the Board then still in office (i) who were in office at the beginning of the 24-month period or (ii) whose election or nomination for election was so approved, in each case, unless such individual was elected or nominated as a result of an actual or threatened election contest or as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Change in Control Person other than the Board.

For avoidance of doubt, transactions for the purpose of dividing Idaho Power Company’s assets into separate distribution, transmission or generation entities or such other entities as the Company or Idaho Power Company may determine shall not constitute a Change in Control unless so determined by the Board.

Code means the Internal Revenue Code of 1986, as amended.

Committee means the Compensation Committee of the Board, whose members shall be outside directors as defined in Section 162(m) of the Code.

Company means IDACORP, Inc. and any successor thereto.

Coverage Period means the period commencing on the date of a Change in Control and ending on the last day of the calendar year in which the Change in Control occurs.

Covered Employee means at any date (i) any individual who, with respect to the previous tax year of the Company, was a “covered employee” of the Company for purposes of Section 162(m) of the Code; provided, however, that the term “Covered Employee” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current tax year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current tax year of the Company or with respect to the tax year of the Company in which any applicable Award will be paid.

Disability means termination of a Participant’s employment with the Company and/or its Subsidiaries, as applicable, if the Participant is eligible to receive benefits under the Long-Term Disability Program maintained by the Company or its Subsidiaries.

Employee means an individual who is on the payroll of the Company or a Subsidiary, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party and is classified in the payroll system as a regular, full-time, part-time or temporary employee.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Participant means an Employee selected for participation in the Plan.

Performance Goals means for any Plan Year one or more objective performance goals selected and established by the Committee in accordance with the requirements of Section 6 of the Plan.

Person shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act.

Plan Year means the calendar year.

Pre-Change in Control Board means the Board, as composed prior to a Change in Control.

Retirement means a Participant’s termination from employment with the Company and/or its Subsidiaries, as applicable, if the date of termination occurs on or after attainment of any of the following: (a) age 55 with 10 years of service or (b) 30 years of service.

Subsidiary means

(a)
any corporation more than fifty (50%) percent of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries or

(b)
any partnership, limited liability company, association, joint venture or similar business organization more than fifty (50%) percent of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

Target Award Amount means the amount payable if target performance levels are achieved pursuant to the Plan.

3.          ADMINISTRATION

The Plan will be administered by the Committee, which is authorized to interpret the Plan, establish rules and regulations necessary to administer the Plan and take all other actions, not inconsistent with the terms of the Plan, that it determines are necessary or appropriate for the proper administration of the Plan; provided, however, that (a) the Committee will report on its actions to the Board and (b) all Awards and payments pursuant to Awards shall be subject to Board approval. The Committee shall make recommendations to the Board regarding the terms, conditions and amounts of Awards and any payments it determines should be made with respect to Awards. For avoidance of doubt, as provided in Sections 6 and 7, the Committee shall establish Performance Goals and certify achievement of Performance Goals.

All actions, determinations, interpretations and decisions made by the Committee and/or the Board regarding the Plan or its administration will be final, conclusive and binding upon all parties concerned. No member of the Committee or the Board shall incur any liability by reason of any action or determination made with respect to the Plan.

4.          ELIGIBILITY AND PARTICIPATION

Each year, the Committee shall select the key Employees, if any, who are eligible for participation in the Plan.

An Employee who holds an eligible position on the first day of a Plan Year, or who is hired, transferred or promoted into an eligible position during the first two (2) months of a Plan Year, may participate in the Plan for that Plan Year only if selected for participation during the first ninety (90) days of the Plan Year. An Employee who is hired, transferred or promoted into an eligible position after the first two (2) months of the Plan Year may participate in the Plan for the Plan Year only if selected to participate within thirty (30) days after assuming an eligible position; provided, however, that in no event shall a person who is a Covered Employee be added to the Plan for any Plan Year after the close of the eighth month of the Plan Year. An Employee who is hired, transferred or promoted into an eligible position during a Plan Year and selected to participate in the Plan for that Plan Year shall receive a prorated Award. If there is a change during a Plan Year to a Participant’s position, where the new position has associated with it a different percentage of Base Salary for Awards, unless the Committee specifies a different methodology, the Participant’s Award for that Plan Year will be determined by calculating the Award using each percentage of Base Salary, prorating such amount based on the number of days during the Plan Year that such percentages were applicable and adding each prorated Award amount; provided, however, that with respect to Covered Employees, such proration is not permitted, and the percentages used for the Award when first granted shall apply for the Plan Year.

The Committee may grant Awards to Covered Employees not intended to qualify as “performance-based compensation,” within the meaning of Section 162(m) of the Code, and to the extent it does so, the provisions of the Plan relating to Covered Employees shall not apply to such Award.

Participation in the Plan during a particular Plan Year shall not entitle a Participant to participation in the Plan in future years.

5.          AWARD OPPORTUNITIES

For each Plan Year, the Committee shall establish a target Award opportunity for each Participant. The target Award opportunity shall be a percentage of each Participant’s Base Salary or a specified dollar amount that may be earned upon achievement of prescribed Performance Goals.

In addition to the target Award opportunity, the Committee may establish Award opportunity levels for achievement above or below the target levels.

Award opportunities need not be uniform among Participants.

In no event shall the maximum Award opportunity, or the actual Award paid, to any Covered Employee for any Plan Year exceed $2,000,000.

6.          ESTABLISHMENT OF PERFORMANCE GOALS

The Committee shall establish specific Performance Goals for such Plan Year, including target levels and, if the Committee so determines, one or more threshold, above target or other enhanced or reduced achievement levels associated with each Performance Goal, and the specific Performance Goals for a Covered Employee’s Award, including any threshold, above target or other enhanced or reduced achievement levels associated with a Performance Goal, shall be established by the Committee not later than a date that is within the first ninety (90) days of each Plan Year. Exhibit A to the Plan shall state the Performance Goals and, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if the Performance Goals are met. If the Committee adds a Participant who is a Covered Employee to the Plan for a Plan Year after initially establishing the Award opportunities and the Performance Goals for the Plan Year, it shall establish the Performance Goals applicable to the new Participant within thirty (30) days after adding the Participant to the Plan. The outcome must be substantially uncertain at the time the Committee establishes the Performance Goals for an Award granted to a Covered Employee.

The Performance Goals for a Plan Year shall be based upon one or more of the following measures: (a) earnings per share, (b) earnings per share growth, (c) adjusted earnings per share, (d) adjusted earnings, (e) adjusted earnings before interest and taxes, (f) earnings before interest, taxes, depreciation and amortization, (g) operating income, (h) gross income, (i) net income, (j) operating cash flow, (k) stock price, (l) O&M expense, (m) other O&M expense, (n) capital expenditures, (o) total shareholder return, (p) return on equity, (q) return on capital, (r) operating ratios, (s) profit returns and margins, (t) financial return ratios, (u) performance against budget, (v) cost recovery, (w) health and safety, as measured by, among other things, one or more of recordable case rate, severity rate and internal safety assessments, (x) customer satisfaction, as measured by, among other things, one or more of service cost, service levels, responsiveness, and survey results with respect to, among other things, power service, billing, customer service/relations, communications, rates and fees, transmission lines and corporate issues, (y) network reliability, as measured by, among other things, one or more of outage frequency, outage duration, frequency of service interruptions, average frequency of customer interruptions and average number of interruptions per customer, (z) environmental, including, among other things, one or more of improvement in, or attainment of, emissions levels, project completion milestones and prevention of environmental violations, (aa) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions or goals relating to capital raising and capital management and (bb) any combination of the foregoing. Performance Goals may be expressed on an absolute and/or on a relative basis, on a before- or after-tax basis, on a consolidated or subsidiary or business unit basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies and may include or exclude any or all extraordinary, non-core, non-operating or non-recurring items, or such other items as the Committee may determine.

The Committee shall assign a percentage weight to each Performance Goal established by the Committee for each Plan Year, which shall aggregate to 100 percent. The Committee may assign different weights to Performance Goals for each Participant or for classes of Participants.

Under normal business conditions, the Committee shall not revise the Performance Goals or weightings after it has established them for a Plan Year. However, in the event of unusual conditions, the Committee may revise the Performance Goals to maintain as closely as possible the previously expected level of overall performance as is practicable. No adjustments to Award opportunities or Performance Goals shall be made with respect to a Covered Employee for a Plan Year if such adjustment would cause an Award that is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder to fail to so qualify.

7.          DETERMINATION OF AWARDS AND PAYMENT

As soon as practicable after the end of each Plan Year, but in any event prior to payment, the Committee shall, except as otherwise provided in Section 9, certify in writing the performance achievement relative to the Performance Goals, shall approve and recommend Award payments for approval by the Board, and the Board shall approve the Award payments. The Committee may, in its sole and absolute discretion, approve and recommend that the Board approve the reduction, including a reduction to zero, of an Award payment for any or all Participants. An Award shall be deemed earned only at such time as the Board has approved payment of the Award to the Participant.

Unless the Committee shall determine otherwise at the time it establishes the Performance Goals for the Plan Year, no Awards shall be paid under the Plan if awards are not paid to employees under the IDACORP, Inc. Employee Incentive Plan for the same Plan Year or if net income is less than the cash dividend paid on IDACORP common stock for the same Plan Year.

Except as otherwise provided in Section 9 or Section 12, Awards shall be paid as promptly as practicable after the Committee has certified achievement of the Performance Goals, approved and recommended that the Board approve the Award payments and the Board has approved the Award payments; provided, however, that the payment date shall in all events be between January 1 and March 15 of the calendar year immediately following the Plan Year to which the Award relates. All Award payments shall be made in cash in a lump sum.

The Company or Subsidiary, as the case may be, shall deduct from all payments made under the Plan an amount necessary to satisfy federal, state and/or local tax withholding requirements.

In lieu of receiving a cash payment for an Award, Participants may elect to defer up to 50 percent of the amount of their Awards pursuant to the terms of the Idaho Power Company Executive Deferred Compensation Plan.

8.          EFFECT OF TERMINATION OF EMPLOYMENT

(a)
If a Participant’s employment is terminated for any reason other than Retirement, death or Disability, except as provided in Section 9 herein and unless otherwise determined by the Committee, (i) with respect to the Participant’s Award relating to the Plan Year in which the employment termination occurs, such Award will be cancelled and the Participant will not be eligible to receive a payment under the Plan with respect to that Plan Year and (ii) with respect to the Participant’s Award relating to the prior Plan Year (if such Award was either not yet approved or approved but not yet paid as of the date of employment termination), such Award will remain in effect, the amount payable to the Participant (if any) shall be determined in accordance with Section 7 hereof based on actual performance through the end of the prior Plan Year and any amount payable to the Participant shall be paid pursuant to Section 7 hereof at the same time such amount would have been paid had the Participant remained employed through the payment date.

(b)
Except as otherwise provided in Section 9 herein, if a Participant’s employment is terminated due to Retirement, death or Disability, (i) with respect to the Participant’s Award relating to the Plan Year in which the employment termination occurs, (A) such Award shall remain in effect, (B) the amount payable to the Participant (if any) shall be determined by multiplying (I) the amount that would have been paid if the Participant had remained employed through the payment date, determined in accordance with Section 7 hereof based on actual performance through the end of the Plan Year, by (II) a fraction, the numerator of which equals the number of days the employee worked in the Plan Year in which the termination of employment occurs and the denominator of which is 365 and (C) any amount payable to the Participant shall be paid pursuant to Section 7 hereof at the same time such amount(s) would have been paid had the Participant remained employed through the payment date and (ii) with respect to the Participant’s Award relating to the prior Plan Year (if such Award was either not yet approved or approved but not yet paid as of the date of employment termination), (A) such Award shall remain in effect, (B) the amount payable to the Participant (if any) shall be determined in accordance with Section 7 hereof based on actual performance through the end of the Plan Year to which the Award relates and (C) any amount payable to the Participant shall be paid pursuant to Section 7 hereof at the same time such amount would have been paid had the Participant remained employed through the payment date.

(c)	No Award shall be paid to a Participant whose employment is terminated for Cause.

(d)
For purposes of the Plan, (i) transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) and transfer of employment to a Successor Entity or other successor of the Company or a Subsidiary shall not be deemed a termination of employment unless so determined by the Committee and (ii) if a Participant is employed by the Company and a Subsidiary or more than one Subsidiary, a Participant shall not be deemed to have terminated employment unless the Participant’s employment with each such entity terminates.

9.          CHANGE IN CONTROL

(a)
If a Change in Control involving a Successor Entity occurs, the Pre-Change in Control Board may require that the Successor Entity (i) assume or otherwise continue all or any part of the Awards that are outstanding at the time of the Change in Control or (ii) substitute outstanding Awards with awards that are no less favorable to Participants (as determined in the sole discretion of the Pre-Change in Control Board).

(b)
If a Successor Entity refuses to assume or continue such Awards or to provide substitute awards that are deemed acceptable by the Pre-Change in Control Board or if a Change in Control not involving a Successor Entity occurs and the Pre-Change in Control Board determines that the Change in Control would adversely affect outstanding Awards, the Pre-Change in Control Board, in its sole discretion, may (i) with respect to outstanding Awards that relate to the Plan Year in which the Change in Control occurs, deem all or a portion of the outstanding Awards vested (at target or another level determined by the Pre-Change in Control Board), (ii) with respect to outstanding Awards that relate to the prior Plan Year and that were either not yet approved or approved but not yet paid as of the date of the Change in Control, provide for the accelerated vesting of the outstanding Awards (at target or another level determined by the Pre-Change in Control Board) or (iii) take such other action with respect to outstanding Awards, which action need not be consistent among Participants, as it deems appropriate (including taking no action).

(c)
The Pre-Change in Control Board may make or cause to be made such changes to Performance Goals and other terms of Awards as it may deem appropriate to reflect or adjust for changes resulting from a Change in Control.

(d)
If a Participant’s employment is terminated for any reason other than Cause during the Coverage Period, (i) with respect to outstanding Awards that relate to the Plan Year in which the Change in Control occurs, the Participant shall be vested in either (A) a prorated Award determined by multiplying the Participant’s Target Award Amount (or another amount determined by the Pre-Change in Control Board) by a fraction, the numerator of which equals the number of days the Participant worked in the Plan Year in which the termination of employment occurs and the denominator of which is 365 or (B) if so determined by the Pre-Change in Control Board, a full Award in an amount determined by the Pre-Change in Control Board and (ii) with respect to outstanding Awards that relate to the prior Plan Year and that were either not yet approved or approved but not yet paid as of the date of the Change in Control, the Pre-Change in Control Board, in its sole discretion, may provide for the accelerated vesting of outstanding Awards (at target or another level determined by the Pre-Change in Control Board).

(e)
Any Award vested pursuant to this Section 9 shall be paid on the date selected by the Pre-Change in Control Board, provided that such date shall in no event be later than the earlier of (i) the date such payment would have been made in the ordinary course and (ii) 2 1/2 months following the event triggering the payment (i.e., the Change in Control or termination of employment).

(f)
Notwithstanding anything to the contrary contained in the Plan, no payment or distribution under the Plan or pursuant to an Award that (i) is determined by the Company to be deferred compensation subject to Section 409A of the Code and (ii) would be distributed because of a Change in Control shall be so distributed because of the Change in Control pursuant to this Section 9 unless the distribution qualifies under Section 409A(a)(2)(A)(v) of the Code as a distribution upon a change in ownership or effective control or a change in the ownership of a substantial portion of assets or otherwise qualifies as a permissible distribution under Section 409A of the Code. To the extent an amount would have been distributed because of a Change in Control pursuant to this Section 9, but the distribution is prohibited by the prior sentence, the Award shall nevertheless vest pursuant to subsection (b) of this Section 9 as of the date of the Change in Control (except to the extent it would violate Section 409A of the Code), but distribution of such vested amounts shall not occur until the event or date distribution would have occurred absent the Change in Control.

10.          PLAN IS NOT A CONTRACT

No provision of the Plan nor any document describing the Plan or establishing rules or regulations regarding the Plan’s administration shall be deemed to confer on any Participant the right to continue in the Company’s or Subsidiary’s employ nor shall any such provision or document affect the right of the Company or any Subsidiary to terminate any Participant’s employment.

11.          AMENDMENT AND TERMINATION OF THE PLAN AND AWARDS

The Board reserves the right to amend, suspend or terminate the Plan and any Award under the Plan at any time in whole or in part, for any reason, and without the consent of any Participant or other person; provided, however, that, except as provided in Section 9, the Plan and any Award under the Plan may not be amended, suspended or terminated during the Coverage Period without the written consent of each Participant whose Award would be affected by the amendment.

12.          SECTION 409A

To the extent applicable to an Award that provides for the payment of deferred compensation subject to Section 409A of the Code, it is intended that the Plan will comply with Section 409A of the Code and any regulations and guidance issued thereunder, and the Plan shall be interpreted accordingly. To the extent an Award is subject to Section 409A of the Code and payment of deferred compensation pursuant to the Award is to be made because of the Participant’s termination of employment, notwithstanding anything to the contrary contained in the Plan, no payment shall be made due to Participant’s termination of employment unless and until Participant has experienced a separation from service, as that term is used in Section 409A(a)(2)(A)(i) of the Code (a “Separation from Service”) with the Company. Notwithstanding anything contained herein to the contrary, if it is determined that any payments to be made upon a Separation from Service constitute deferred compensation for purposes of Section 409A of the Code and the Participant is a “specified employee,” as determined under the Company’s policy for determining specified employees, on the date on which the Separation from Service occurs, no such payments shall be made before the date that is six months following the Participant’s Separation from Service unless the Participant dies during such six-month period, in which case payment may be made as soon as practicable (but not more than 60 days) after the Participant’s death.

13.          PLAN BINDING ON SUCCESSOR ENTITIES

All obligations of the Company or any Subsidiary under the Plan shall be binding on any successor to the Company or any Subsidiary, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, reorganization or other transaction involving all or substantially all of the business and/or assets of the Company or any Subsidiary. References to the Company or Subsidiary in the Plan shall be deemed to refer to the successors thereto, as applicable.

14.          MISCELLANEOUS

(a)
Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

(b)
Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c)
Governing Law. To the extent not preempted by Federal law, the Plan shall be construed in accordance with, and governed by, the laws of the State of Idaho without regard to any conflicts of law or choice of law rule or principle that might otherwise reference construction or interpretation of the Plan to the substantive law of another jurisdiction.

(d)	Headings. The headings of sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

EXHIBIT A

IDACORP Executive Incentive Plan

[20[·] Performance Goals]

Annual Meeting of Shareholders of IDACORP, Inc.

Time:	May 20, 2010 / 10:00 am / Local Time
Place:	Idaho Power Corporate Headquarters, 1221 West Idaho Street, Boise, Idaho 83702
Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

1.	Elect three directors nominated by the Board of Directors for three-year terms.

	For	Withhold

(01) Judith A. Johansen	☐	☐

(02) J. LaMont Keen	☐	☐

(03) Robert A. Tinstman	☐	☐

		For	Against	Abstain

2.	Ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐

3.	Re-approve the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan for purposes of Internal Revenue Code Section 162(m).	☐	☐	☐

4.	Approve the IDACORP Executive Incentive Plan for purposes of Internal Revenue Code Section 162(m).	☐	☐	☐

5.	Transact such other business that may properly come before the meeting and any adjournment or adjournments thereof.

Control Number

Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Annual Meeting of Shareholders of IDACORP, Inc.

Time: Thursday, May 20, 2010 / 10:00 am Local Time
Place: Idaho Power Corporate Headquarters, 1221 W. Idaho Street, Boise, Idaho 83702

INTERNET	TELEPHONE
1-866-702-2221

Go To
www.proxypush.com/ida
● Have this Proxy Card handy	OR	● Use any touch-tone telephone.
● Have this Proxy Card handy.
● Follow the simple recorded instructions.

MAIL

OR	• Mark, sign and date your Proxy Card.
• Detach your Proxy Card.
• Return your Proxy Card in the postage-paid envelope provided.

All votes must be received by 5:00 pm, Eastern Daylight Saving Time,
May 19, 2010.

PROXY TABULATOR FOR

P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Copyright © 2007 Mediant Communications LLC. All Rights Reserved

Please separate carefully at the perforation and return just this portion in the envelope provided.

April 7, 2010

Dear Shareholders of IDACORP, Inc:

It is our pleasure to invite you to attend the upcoming 2010 Annual Meeting of Shareholders of IDACORP, Inc. to be held on May 20, 2010, at 10:00 a.m., local time, at the Idaho Power Corporate Headquarters, 1221 West Idaho Street, Boise, Idaho. Your Board of Directors and management look forward to personally greeting those shareholders able to attend.

Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the Notice of Meeting and the Proxy Statement. This year IDACORP, Inc. is asking you to elect three directors nominated by the Board of Directors for three-year terms; to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; to re-approve the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan for purposes of Internal Revenue Code Section 162(m); and to approve the IDACORP Executive Incentive Plan for purposes of Internal Revenue Code Section 162(m).

YOUR VOTE IS IMPORTANT. YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR COMPLETED PROXY IN THE ENCLOSED ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE TO VOTE THROUGH THE INTERNET OR BY TELEPHONE. You may revoke your proxy prior to or at the meeting and may vote in person if you wish.

/s/ Jon H. Miller	/s/ J. LaMont Keen
Jon H. Miller	J. LaMont Keen
Chairman of the Board	President and Chief Executive Officer

IDACORP, Inc.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 20, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Properly executed proxies will be voted as marked and, if not marked, proxies received will be voted “FOR” proposal (1), to elect three directors nominated by the Board of Directors for three-year terms; “FOR” proposal (2), to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; “FOR” proposal (3), to re-approve the material terms of the performance goals under the IDACORP 2000 Long-Term Incentive and Compensation Plan for purposes of Internal Revenue Code Section 162(m); and “FOR” proposal (4), to approve the IDACORP Executive Incentive Plan for purposes of Internal Revenue Code Section 162(m).

The undersigned hereby appoints J. LaMont Keen and Patrick A. Harrington, and each of them, proxies with full power of substitution to vote for the undersigned at the Annual Meeting of Shareholders of IDACORP, Inc. and at any adjournment(s) thereof, on the matters set forth in the Proxy Statement and such other matters as may properly come before the meeting; and hereby directs that this proxy be voted in accordance with the instructions herein and in the proxies’ discretion on any other matters that may properly come before the meeting.

Please date, sign and promptly mail in the self-addressed return envelope, which requires no postage if mailed in the United States. Please so indicate following your signature if you are signing in a representative capacity. If shares are held jointly, both owners should sign.

You may also vote through the internet or by telephone by following the instructions on the reverse side.